UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

12.31.2017

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-2-1217x1218

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	26
SERIES E (TOTAL RETURN BOND SERIES)	35
SERIES F (FLOATING RATE STRATEGIES SERIES)	49
SERIES J (STYLEPLUS—MID GROWTH SERIES)	62
SERIES N (MANAGED ASSET ALLOCATION SERIES)	72
SERIES O (ALL CAP VALUE SERIES)	81
SERIES P (HIGH YIELD SERIES)	90
SERIES Q (SMALL CAP VALUE SERIES)	106
SERIES V (MID CAP VALUE SERIES)	116
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	126
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	136
SERIES Z (ALPHA OPPORTUNITY SERIES)	145
NOTES TO FINANCIAL STATEMENTS	157
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	181
OTHER INFORMATION	183
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	187
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	191

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2017

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2017.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC
January 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2017

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Funds exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Funds use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● Investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the Fund’s holdings and share price to decline. ● Investors in asset-backed securities, including collateralized loan obligations (“CLOs”), generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. ● Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. ● High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as leveraged instruments, such as derivatives. ● You may have a gain or loss when you sell your shares. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2017

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● The Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ●See the prospectus for more information on these and additional risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2017

The market story at the end of 2017 was one of positive economic momentum. Economic activity finished 2017 strongly, led by an acceleration in household spending, which was bolstered by consumer confidence near cyclical highs and healthier household balance sheets. Job growth and rebuilding activity resumed following the several hurricanes that hit the U.S., and elevated business optimism and tax changes could boost business capital expenditures plans in the coming quarters. The economy could also benefit from favorable financial conditions both in the U.S. and abroad, which could keep economic growth well above 2% in 2018.

While job growth continues at an unsustainable pace, wage growth has still been relatively unresponsive to declines in the unemployment rate. This could mean that the natural rate of unemployment is lower than the U.S. Federal Reserve’s (the “Fed”) current estimate of 4.6%, and it could also mean that there is still labor market slack left in the form of people not currently participating in the labor force. Even so, the tighter labor market and increasing worker shortages will put upward pressure on wage growth, which has been held back by meager productivity gains.

Core inflation has been below the Fed’s 2% target for some time now, which should continue for the next few months. However, by the middle of 2018 core inflation should approach the Fed’s target due to an accelerating economy, reduced labor market slack, and favorable base effects. Inflation closer to target and continued declines in the unemployment rate will give the Fed confidence to press on with tightening. Moreover, financial conditions remain highly accommodative, and fiscal stimulus will give the economy an additional boost, giving the Fed further room to raise rates. Thus, even as the fourth quarter of 2017 saw the commencement of the Fed’s balance sheet roll-off in October and another rate hike in December, we expect the Fed to move to increasingly tighter policy.

For the 12 months ended December 31, 2017, the Standard & Poor’s 500® (“S&P 500”) Index* returned 21.83%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.03%. The return of the MSCI Emerging Markets Index* was 37.28%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.54% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.50%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.86% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2017

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2017 and ending December 31, 2017.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.92%	11.77%	$ 1,000.00	$ 1,117.70	$ 4.91
Series B (Large Cap Value Series)	0.81%	11.03%	1,000.00	1,110.30	4.31
Series D (World Equity Income Series)	0.91%	8.77%	1,000.00	1,087.70	4.79
Series E (Total Return Bond Series)	0.79%	2.63%	1,000.00	1,026.30	4.03
Series F (Floating Rate Strategies Series)	1.18%	1.99%	1,000.00	1,019.90	6.01
Series J (StylePlus—Mid Growth Series)	0.95%	11.98%	1,000.00	1,119.80	5.08
Series N (Managed Asset Allocation Series)	0.97%	6.81%	1,000.00	1,068.10	5.06
Series O (All Cap Value Series)	0.90%	10.80%	1,000.00	1,108.00	4.78
Series P (High Yield Series)	1.37%	2.44%	1,000.00	1,024.40	6.97
Series Q (Small Cap Value Series)	1.15%	3.92%	1,000.00	1,039.20	5.91
Series V (Mid Cap Value Series)	0.92%	10.25%	1,000.00	1,102.50	4.87
Series X (StylePlus—Small Growth Series)	1.05%	11.46%	1,000.00	1,114.60	5.57
Series Y (StylePlus—Large Growth Series)	0.94%	14.35%	1,000.00	1,143.50	5.07
Series Z (Alpha Opportunity Series)	2.06%	6.82%	1,000.00	1,068.20	10.73

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.92%	5.00%	$ 1,000.00	$ 1,020.57	$ 4.69
Series B (Large Cap Value Series)	0.81%	5.00%	1,000.00	1,021.12	4.13
Series D (World Equity Income Series)	0.91%	5.00%	1,000.00	1,020.62	4.63
Series E (Total Return Bond Series)	0.79%	5.00%	1,000.00	1,021.22	4.02
Series F (Floating Rate Strategies Series)	1.18%	5.00%	1,000.00	1,019.26	6.01
Series J (StylePlus—Mid Growth Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series N (Managed Asset Allocation Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series O (All Cap Value Series)	0.90%	5.00%	1,000.00	1,020.67	4.58
Series P (High Yield Series)	1.37%	5.00%	1,000.00	1,018.32	6.95
Series Q (Small Cap Value Series)	1.15%	5.00%	1,000.00	1,019.41	5.85
Series V (Mid Cap Value Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series X (StylePlus—Small Growth Series)	1.05%	5.00%	1,000.00	1,019.93	5.32
Series Y (StylePlus—Large Growth Series)	0.94%	5.00%	1,000.00	1,020.48	4.78
Series Z (Alpha Opportunity Series)	2.06%	5.00%	1,000.00	1,014.83	10.46

[1]
Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/17
Series A (StylePlus—Large Core Series)	0.90%
Series B (Large Cap Value Series)	0.80%
Series D (World Equity Income Series)	0.90%
Series E (Total Return Bond Series)	0.77%
Series F (Floating Rate Strategies Series)	1.15%
Series J (StylePlus—Mid Growth Series)	0.94%
Series O (All Cap Value Series)	0.89%
Series P (High Yield Series)	1.07%
Series Q (Small Cap Value Series)	1.14%
Series V (Mid Cap Value Series)	0.91%
Series X (StylePlus—Small Growth Series)	1.04%
Series Y (StylePlus—Large Growth Series)	0.93%
Series Z (Alpha Opportunity Series)	2.00%

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2017 to December 31, 2017.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series A (StylePlusTM—Large Core Series ) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Senior Portfolio Manager; and Qi Yan, Managing Director and Senior Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2017.

For the year ended December 31, 2017, the Series A (StylePlus—Large Core Series) returned 22.22%, compared with the 21.83% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the S&P 500 Index for the one-year period ended December 31, 2017. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (ABS), investment-grade corporates, and non-agency residential mortgage-backed securities (NA RMBS) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve contributed to performance. The passive equity position, maintained through swap agreements and futures contracts, also contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Health Care and Industrials sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	27.0%
Guggenheim Strategy Fund III	25.9%
Guggenheim Strategy Fund II	14.5%
Guggenheim Strategy Fund I	10.5%
Apple, Inc.	0.6%
Johnson & Johnson	0.4%
Microsoft Corp.	0.4%
Alphabet, Inc. — Class C	0.4%
Cisco Systems, Inc.	0.3%
Merck & Company, Inc.	0.3%
Top Ten Total	80.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	22.22%	15.91%	7.94%
S&P 500 Index	21.83%	15.79%	8.50%

*
The performance data above represents past performance that is not predictive of future results. Effective April 30, 2013, certain changes were made to the Series’ investment objective and principal strategies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 19.5%

Consumer, Non-cyclical - 7.4%
Johnson & Johnson	7,826	$1,093,449
Merck & Company, Inc.	14,365	808,318
Amgen, Inc.	4,333	753,508
Anthem, Inc.	2,692	605,727
General Mills, Inc.	10,015	593,789
Kimberly-Clark Corp.	4,898	590,993
Eli Lilly & Co.	6,973	588,940
Sysco Corp.	9,649	585,984
Humana, Inc.	2,327	577,259
Gilead Sciences, Inc.	8,009	573,765
Celgene Corp.*	5,492	573,145
United Rentals, Inc.*	3,326	571,772
Dr Pepper Snapple Group, Inc.	5,803	563,239
AbbVie, Inc.	5,803	561,208
Mylan N.V.*	13,210	558,915
JM Smucker Co.	4,404	547,153
Cardinal Health, Inc.	8,848	542,117
Tyson Foods, Inc. — Class A	6,680	541,548
Archer-Daniels-Midland Co.	13,215	529,657
Kellogg Co.	7,743	526,369
McKesson Corp.	3,358	523,680
Molson Coors Brewing Co. — Class B	6,310	517,862
HCA Healthcare, Inc.*	5,786	508,242
Campbell Soup Co.	9,962	479,272
Cigna Corp.	2,304	467,920
IQVIA Holdings, Inc.*	4,409	431,641
Allergan plc	2,590	423,672
Zimmer Biomet Holdings, Inc.	3,443	415,467
Pfizer, Inc.	10,982	397,768
Kroger Co.	14,434	396,213
Procter & Gamble Co.	3,770	346,388
Abbott Laboratories	5,919	337,797
Conagra Brands, Inc.	7,803	293,939
Western Union Co.	12,966	246,484
DaVita, Inc.*	2,721	196,592
AmerisourceBergen Corp. — Class A	1,811	166,286
UnitedHealth Group, Inc.	674	148,590
Becton Dickinson and Co.	592	126,724
Total Consumer, Non-cyclical		18,711,392

Industrial - 2.9%
Caterpillar, Inc.	4,745	747,717
FedEx Corp.	2,708	675,754
Union Pacific Corp.	4,485	601,439
Ingersoll-Rand plc	6,086	542,810
Fluor Corp.	10,412	537,780
WestRock Co.	8,489	536,590
L3 Technologies, Inc.	2,711	536,371
Textron, Inc.	9,430	533,644
Parker-Hannifin Corp.	2,578	514,517
Norfolk Southern Corp.	3,207	464,694
Arconic, Inc.	13,735	374,279
Cummins, Inc.	1,823	322,015
United Technologies Corp.	1,799	229,498
Snap-on, Inc.	972	169,419
CSX Corp.	2,946	162,059
Stericycle, Inc.*	2,239	152,230
General Electric Co.	7,763	135,465
Total Industrial		7,236,281

Technology - 2.9%
Apple, Inc.	8,286	1,402,240
Microsoft Corp.	10,857	928,708
International Business Machines Corp.	4,373	670,906
HP, Inc.	25,292	531,385
DXC Technology Co.	5,485	520,526
CA, Inc.	15,228	506,788
Western Digital Corp.	5,806	461,751
Micron Technology, Inc.*	9,869	405,813
Intel Corp.	8,535	393,976
Fidelity National Information Services, Inc.	4,008	377,113
Oracle Corp.	7,507	354,931
NetApp, Inc.	3,933	217,573
CSRA, Inc.	5,367	160,581
QUALCOMM, Inc.	2,129	136,298
Broadcom Ltd.	522	134,102
Total Technology		7,202,691

Communications - 2.4%
Alphabet, Inc. — Class C*	880	920,832
Cisco Systems, Inc.	21,122	808,973
Verizon Communications, Inc.	14,442	764,415
Comcast Corp. — Class A	16,451	658,862
AT&T, Inc.	13,718	533,356
Amazon.com, Inc.*	434	507,550
Omnicom Group, Inc.	6,213	452,493
Facebook, Inc. — Class A*	2,429	428,621
Juniper Networks, Inc.	14,331	408,433
Viacom, Inc. — Class B	8,175	251,872
DISH Network Corp. — Class A*	5,172	246,963
Netflix, Inc.*	731	140,323
Total Communications		6,122,693

Consumer, Cyclical - 1.9%
CVS Health Corp.	8,840	640,900
Wal-Mart Stores, Inc.	6,177	609,979
Ford Motor Co.	45,583	569,332
Southwest Airlines Co.	7,227	473,007
United Continental Holdings, Inc.*	6,855	462,027
Alaska Air Group, Inc.	5,238	385,045
Best Buy Company, Inc.	4,632	317,153
PACCAR, Inc.	4,316	306,781
Delta Air Lines, Inc.	5,399	302,344
American Airlines Group, Inc.	5,782	300,838
Ralph Lauren Corp. — Class A	2,677	277,578
Walgreens Boots Alliance, Inc.	1,981	143,860
Total Consumer, Cyclical		4,788,844

Financial - 1.3%
Principal Financial Group, Inc.	7,440	524,966
JPMorgan Chase & Co.	4,638	495,988

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

Alliance Data Systems Corp.	1,578	$399,992
Berkshire Hathaway, Inc. — Class B*	1,517	300,700
Bank of America Corp.	7,100	209,592
Citigroup, Inc.	2,636	196,145
State Street Corp.	1,787	174,429
Northern Trust Corp.	1,745	174,308
Capital One Financial Corp.	1,611	160,423
Wells Fargo & Co.	2,530	153,495
Aflac, Inc.	1,692	148,524
Prudential Financial, Inc.	1,278	146,944
U.S. Bancorp	2,730	146,273
Bank of New York Mellon Corp.	2,690	144,884
Total Financial		3,376,663

Energy - 0.6%
Valero Energy Corp.	5,913	543,464
Exxon Mobil Corp.	6,120	511,877
Chevron Corp.	2,630	329,249
Total Energy		1,384,590

Basic Materials - 0.1%
DowDuPont, Inc.	4,145	295,207

Total Common Stocks
(Cost $44,616,787)		49,118,361

MUTUAL FUNDS† - 77.9%
Guggenheim Variable Insurance Strategy Fund III[1]	2,703,613	67,887,722
Guggenheim Strategy Fund III[1]	2,610,591	65,316,993
Guggenheim Strategy Fund II1	1,463,554	36,603,488
Guggenheim Strategy Fund I1	1,051,485	26,350,212
Total Mutual Funds
(Cost $195,235,497)		196,158,415

MONEY MARKET FUND† - 2.8%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[2]	6,933,837	6,933,837
Total Money Market Fund
(Cost $6,933,837)		6,933,837

Total Investments - 100.2%
(Cost $246,786,121)		$252,210,613
Other Assets & Liabilities, net - (0.2)%		(415,755)
Total Net Assets - 100.0%		$251,794,858

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	19	Mar 2018	$2,543,863	$12,572

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Deutsche Bank	S&P 500 Index	1.74%	At Maturity	04/04/18	75,323	$201,384,326	$10,884,174

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,118,361	$—	$—	$—	$—	$49,118,361
Equity Futures Contracts	—	12,572	—	—	—	12,572
Equity Index Swap Agreements	—	—	—	10,884,174	—	10,884,174
Money Market Fund	6,933,837	—	—	—	—	6,933,837
Mutual Funds	196,158,415	—	—	—	—	196,158,415
Total Assets	$252,210,613	$12,572	$—	$10,884,174	$—	$263,107,359

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$21,897,209	$5,397,593	$(999,990)	$8,769	$46,631	$26,350,212	1,051,485	$529,105	$9,963
Guggenheim Strategy Fund II	57,260,566	1,187,877	(21,999,993)	119,824	35,214	36,603,488	1,463,554	1,172,637	19,471
Guggenheim Strategy Fund III	36,004,831	29,246,092	—	—	66,070	65,316,993	2,610,591	1,281,942	15,887
Guggenheim Variable Insurance Strategy Fund III	58,544,462	9,153,968	—	—	189,292	67,887,722	2,703,613	1,628,243	—
	$173,707,068	$44,985,530	$(22,999,983)	$128,593	$337,207	$196,158,415		$4,611,927	$45,321

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $51,550,624)	$56,052,198
Investments in affiliated issuers, at value (cost $195,235,497)	196,158,415
Cash	3,765
Segregated cash with broker	185,000
Unrealized appreciation on swap agreements	10,884,174
Prepaid expenses	17,166
Receivables:
Dividends	378,572
Fund shares sold	187,926
Swap settlement	144,581
Interest	8,756
Foreign taxes reclaim	575
Total assets	264,021,128

Liabilities:
Segregated cash due to broker	11,450,000
Payable for:
Securities purchased	336,211
Fund shares redeemed	149,104
Management fees	106,206
Distribution and service fees	53,361
Fund accounting/administration fees	17,076
Variation margin	7,553
Trustees’ fees*	4,527
Transfer agent/maintenance fees	2,091
Miscellaneous	100,141
Total liabilities	12,226,270
Commitments and contingent liabilities (Note 13)	—
Net assets	$251,794,858

Net assets consist of:
Paid in capital	$205,456,667
Undistributed net investment income	3,517,524
Accumulated net realized gain on investments	26,499,429
Net unrealized appreciation on investments	16,321,238
Net assets	$251,794,858
Capital shares outstanding	5,533,552
Net asset value per share	$45.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$988,374
Dividends from securities of affiliated issuers	4,611,927
Interest	68,445
Total investment income	5,668,746

Expenses:
Management fees	1,774,290
Distribution and service fees	402,062
Transfer agent/maintenance fees	25,372
Fund accounting/administration fees	189,265
Printing expenses	154,282
Line of credit fees	27,035
Custodian fees	14,501
Trustees’ fees*	5,475
Miscellaneous	57,707
Total expenses	2,649,989
Less:
Expenses reimbursed by Adviser	(60,708)
Expenses waived by Adviser	(433,536)
Total waived expenses	(494,244)
Net expenses	2,155,745
Net investment income	3,513,001

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,806,834
Investments in affiliated issuers	128,593
Distributions received from affiliated investment company shares	45,321
Swap agreements	30,526,329
Futures contracts	440,613
Net realized gain	36,947,690
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,240,177
Investments in affiliated issuers	337,207
Swap agreements	4,489,839
Futures contracts	12,572
Net change in unrealized appreciation (depreciation)	7,079,795
Net realized and unrealized gain	44,027,485
Net increase in net assets resulting from operations	$47,540,486

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,513,001	$2,833,160
Net realized gain on investments	36,947,690	11,972,081
Net change in unrealized appreciation (depreciation) on investments	7,079,795	12,328,866
Net increase in net assets resulting from operations	47,540,486	27,134,107

Distributions to shareholders from:
Net investment income	(2,810,139)	(1,891,371)
Net realized gains	(3,235,435)	(2,234,605)
Total distributions to shareholders	(6,045,574)	(4,125,976)

Capital share transactions:
Proceeds from sale of shares	7,868,127	8,969,840
Distributions reinvested	6,045,574	4,125,976
Cost of shares redeemed	(27,318,491)	(31,279,332)
Net decrease from capital share transactions	(13,404,790)	(18,183,516)
Net increase in net assets	28,090,122	4,824,615

Net assets:
Beginning of year	223,704,736	218,880,121
End of year	$251,794,858	$223,704,736
Undistributed net investment income at end of year	$3,517,524	$2,814,662

Capital share activity:
Shares sold	189,083	255,646
Shares issued from reinvestment of distributions	146,205	113,569
Shares redeemed	(657,420)	(887,152)
Net decrease in shares	(322,132)	(517,937)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$38.20	$34.34	$37.53	$32.50	$25.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.46	.30	.44	.16
Net gain (loss) on investments (realized and unrealized)	7.76	4.09	.36	4.59	7.12
Total from investment operations	8.38	4.55	.66	5.03	7.28
Less distributions from:
Net investment income	(.50)	(.32)	(.52)	—	—
Net realized gains	(.58)	(.37)	(3.33)	—	—
Total distributions	(1.08)	(.69)	(3.85)	—	—
Net asset value, end of period	$45.50	$38.20	$34.34	$37.53	$32.50

Total Return[b]	22.22%	13.34%	1.50%	15.48%	28.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251,795	$223,705	$218,880	$239,075	$231,194
Ratios to average net assets:
Net investment income (loss)	1.48%	1.31%	0.83%	1.28%	0.56%
Total expenses[c]	1.12%	0.93%	0.96%	0.97%	0.96%
Net expenses	0.91%[d,e]	0.93%	0.96%	0.95%[d]	0.96%[d]
Portfolio turnover rate	44%	43%	66%	88%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.90%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the Series B (Large Cap Value Series) returned 15.81%, compared with the Russell 1000® Value Index, which returned 13.66%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, although allocation decisions helped in 10 of 11 sectors. The largest positive impact was selection in the Industrials and Financials sectors relative to the benchmark. On the negative side, the largest impact was selection in the Energy and Utilities sectors.

The top individual contributors on an absolute basis were financial services companies JPMorgan Chase & Co. and Bank of America Corp., followed by Wal-Mart Stores, Inc. The strategy’s asset-sensitive bank holdings performed well as short term interest rates were hiked three times during the period.

The leading individual detractors from the Fund’s return on an absolute basis included General Electric Co., which has been changing its business strategy, as well as Whiting Petroleum Corp. and Rowan Cos. Plc., both in the Energy sector. Volatility in oil prices over the period was a factor in performance of energy names.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Telecommunications Services and Real Estate, and overweights in Materials and Technology. All stances contributed to performance.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.8%
Berkshire Hathaway, Inc. — Class B	3.2%
Bank of America Corp.	2.9%
Chevron Corp.	2.7%
Citigroup, Inc.	2.4%
Exxon Mobil Corp.	2.3%
Wells Fargo & Co.	2.1%
Intel Corp.	2.0%
Wal-Mart Stores, Inc.	2.0%
Pfizer, Inc.	1.7%
Top Ten Total	25.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	15.81%	14.03%	7.06%
Russell 1000 Value Index	13.66%	14.04%	7.10%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 99.7%

Financial - 30.2%
JPMorgan Chase & Co.	96,900	$10,362,486
Berkshire Hathaway, Inc. — Class B*	43,881	8,698,092
Bank of America Corp.	260,201	7,681,134
Citigroup, Inc.	87,506	6,511,322
Wells Fargo & Co.	91,802	5,569,627
BB&T Corp.	66,310	3,296,933
T. Rowe Price Group, Inc.	30,433	3,193,335
Zions Bancorporation	61,010	3,101,138
SunTrust Banks, Inc.	47,058	3,039,476
Allstate Corp.	24,086	2,522,045
E*TRADE Financial Corp.*	48,400	2,399,188
Unum Group	42,142	2,313,175
Welltower, Inc. REIT	33,719	2,150,261
Charles Schwab Corp.	40,932	2,102,677
Piedmont Office Realty Trust, Inc. — Class A REIT	105,881	2,076,326
Morgan Stanley	35,168	1,845,265
Liberty Property Trust REIT	41,784	1,797,130
Omega Healthcare Investors, Inc. REIT	59,084	1,627,173
Host Hotels & Resorts, Inc. REIT	80,059	1,589,171
Assured Guaranty Ltd.	45,969	1,556,970
Regions Financial Corp.	77,187	1,333,791
KeyCorp	65,606	1,323,273
American International Group, Inc.	21,007	1,251,597
Federated Investors, Inc. — Class B	29,732	1,072,730
Loews Corp.	19,036	952,371
Equity Commonwealth REIT*	24,046	733,644
Rayonier, Inc. REIT	22,373	707,658
Hartford Financial Services Group, Inc.	8,000	450,240
Total Financial		81,258,228

Consumer, Non-cyclical - 18.5%
Pfizer, Inc.	129,305	4,683,427
Johnson & Johnson	33,293	4,651,698
Merck & Company, Inc.	71,977	4,050,146
Procter & Gamble Co.	39,813	3,658,018
HCA Healthcare, Inc.*	41,234	3,621,995
Hormel Foods Corp.	72,329	2,632,052
Tyson Foods, Inc. — Class A	30,664	2,485,931
Express Scripts Holding Co.*	31,634	2,361,162
Bunge Ltd.	33,095	2,220,013
United Therapeutics Corp.*	14,510	2,146,755
UnitedHealth Group, Inc.	8,407	1,853,407
Zimmer Biomet Holdings, Inc.	14,894	1,797,259
Archer-Daniels-Midland Co.	44,584	1,786,927
Quest Diagnostics, Inc.	17,766	1,749,773
DaVita, Inc.*	20,476	1,479,391
Humana, Inc.	5,474	1,357,935
AmerisourceBergen Corp. — Class A	14,674	1,347,366
Medtronic plc	13,805	1,114,754
Post Holdings, Inc.*	13,632	1,080,063
TreeHouse Foods, Inc.*	19,147	947,011
Ingredion, Inc.	5,513	770,717
JM Smucker Co.	6,166	766,064
Philip Morris International, Inc.	6,476	684,189
Western Union Co.	33,012	627,558
Total Consumer, Non-cyclical		49,873,611

Consumer, Cyclical - 10.4%
Wal-Mart Stores, Inc.	53,182	5,251,723
Southwest Airlines Co.	47,872	3,133,223
Lear Corp.	14,116	2,493,733
DR Horton, Inc.	42,555	2,173,284
Goodyear Tire & Rubber Co.	65,368	2,112,040
Target Corp.	31,509	2,055,962
CVS Health Corp.	27,334	1,981,715
PVH Corp.	13,030	1,787,846
JetBlue Airways Corp.*	78,603	1,755,991
Carnival Corp.	23,493	1,559,230
PACCAR, Inc.	20,547	1,460,481
MGM Resorts International	43,478	1,451,730
Lowe’s Companies, Inc.	8,212	763,223
Total Consumer, Cyclical		27,980,181

Energy - 9.7%
Chevron Corp.	58,240	7,291,066
Exxon Mobil Corp.	74,505	6,231,598
Marathon Oil Corp.	160,387	2,715,352
Kinder Morgan, Inc.	134,804	2,435,908
Hess Corp.	41,670	1,978,075
Diamondback Energy, Inc.*	13,314	1,680,893
Concho Resources, Inc.*	10,527	1,581,366
Valero Energy Corp.	13,399	1,231,502
Whiting Petroleum Corp.*	39,503	1,046,039
Total Energy		26,191,799

Industrial - 9.3%
WestRock Co.	50,722	3,206,138
Corning, Inc.	83,608	2,674,620
Owens Corning	26,813	2,465,187
Republic Services, Inc. — Class A	34,617	2,340,455
Crown Holdings, Inc.*	35,204	1,980,225
Carlisle Companies, Inc.	16,492	1,874,316
General Electric Co.	99,292	1,732,645
Eagle Materials, Inc.	14,243	1,613,732
Eaton Corporation plc	19,215	1,518,177
Snap-on, Inc.	7,495	1,306,379
Orbital ATK, Inc.	9,795	1,288,043
Jabil, Inc.	44,250	1,161,562
Timken Co.	20,143	990,028
Honeywell International, Inc.	6,107	936,570
Total Industrial		25,088,077

Technology - 6.4%
Intel Corp.	116,620	5,383,179
Xerox Corp.	73,067	2,129,903
QUALCOMM, Inc.	32,234	2,063,621
Apple, Inc.	11,326	1,916,699
VMware, Inc. — Class A*	11,833	1,482,912
Oracle Corp.	29,154	1,378,401
CSRA, Inc.	39,036	1,167,957

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

Qorvo, Inc.*	17,000	$1,132,200
NCR Corp.*	16,583	563,656
Total Technology		17,218,528

Utilities - 6.0%
Public Service Enterprise Group, Inc.	57,292	2,950,538
Exelon Corp.	73,492	2,896,320
Ameren Corp.	41,879	2,470,442
UGI Corp.	45,281	2,125,943
OGE Energy Corp.	58,959	1,940,340
Edison International	28,058	1,774,388
SCANA Corp.	31,674	1,259,992
Duke Energy Corp.	8,550	719,140
Total Utilities		16,137,103

Basic Materials - 4.5%
Nucor Corp.	39,318	2,499,838
Reliance Steel & Aluminum Co.	25,607	2,196,825
DowDuPont, Inc.	30,061	2,140,945
Cabot Corp.	34,312	2,113,276
Steel Dynamics, Inc.	47,993	2,069,938
Freeport-McMoRan, Inc.*	54,442	1,032,220
Total Basic Materials		12,053,042

Communications - 4.1%
Cisco Systems, Inc.	120,244	4,605,345
AT&T, Inc.	66,905	2,601,267
Verizon Communications, Inc.	47,100	2,493,003
Time Warner, Inc.	14,005	1,281,037
Total Communications		10,980,652

Diversified - 0.6%
Leucadia National Corp.	60,863	1,612,261

Total Common Stocks
(Cost $204,410,497)		268,393,482

MONEY MARKET FUND† - 0.3%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[1]	937,614	937,614
Total Money Market Fund
(Cost $937,614)		937,614

Total Investments - 100.0%
(Cost $205,348,111)		$269,331,096
Other Assets & Liabilities, net - 0.0%		(72,961)
Total Net Assets - 100.0%		$269,258,135

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$268,393,482	$—	$—	$268,393,482
Money Market Fund	937,614	—	—	937,614
Total Assets	$269,331,096	$—	$—	$269,331,096

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $205,348,111)	$269,331,096
Prepaid expenses	7,796
Receivables:
Dividends	340,045
Interest	1,511
Foreign tax reclaims	878
Fund shares sold	681
Total assets	269,682,007

Liabilities:
Payable for:
Fund shares redeemed	181,540
Management fees	85,765
Distribution and service fees	57,044
Direct shareholders expense	35,158
Fund accounting/administration fees	18,255
Trustees’ fees*	6,401
Transfer agent/maintenance fees	2,193
Miscellaneous	37,516
Total liabilities	423,872
Commitments and contingent liabilities (Note 13)	—
Net assets	$269,258,135

Net assets consist of:
Paid in capital	$186,053,948
Undistributed net investment income	3,252,033
Accumulated net realized gain on investments	15,969,169
Net unrealized appreciation on investments	63,982,985
Net assets	$269,258,135
Capital shares outstanding	6,210,102
Net asset value per share	$43.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $7,744)	$5,143,631
Interest	20,233
Total investment income	5,163,864

Expenses:
Management fees	1,693,827
Distribution and service fees	435,206
Transfer agent/maintenance fees	25,511
Fund accounting/administration fees	208,473
Printing expenses	174,712
Line of credit fees	47,035
Trustees’ fees*	15,575
Custodian fees	5,328
Miscellaneous	53,699
Total expenses	2,659,366
Less:
Expenses reimbursed by Adviser	(63,436)
Expenses waived by Adviser	(492,034)
Total waived expenses	(555,470)
Net expenses	2,103,896
Net investment income	3,059,968

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,432,360
Net realized gain	20,432,360
Net change in unrealized appreciation (depreciation) on:
Investments	14,902,142
Net change in unrealized appreciation (depreciation)	14,902,142
Net realized and unrealized gain	35,334,502
Net increase in net assets resulting from operations	$38,394,470

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,059,968	$3,393,938
Net realized gain on investments	20,432,360	18,444,523
Net change in unrealized appreciation (depreciation) on investments	14,902,142	25,148,725
Net increase in net assets resulting from operations	38,394,470	46,987,186

Distributions to shareholders from:
Net investment income	(3,290,010)	(4,101,267)
Net realized gains	(7,443,276)	(3,255,199)
Total distributions to shareholders	(10,733,286)	(7,356,466)

Capital share transactions:
Proceeds from sale of shares	4,647,149	16,708,176
Distributions reinvested	10,733,286	7,356,466
Cost of shares redeemed	(34,475,157)	(36,101,306)
Net decrease from capital share transactions	(19,094,722)	(12,036,664)
Net increase in net assets	8,566,462	27,594,056

Net assets:
Beginning of year	260,691,673	233,097,617
End of year	$269,258,135	$260,691,673
Undistributed net investment income at end of year	$3,252,033	$3,482,075

Capital share activity:
Shares sold	115,794	482,148
Shares issued from reinvestment of distributions	272,488	208,872
Shares redeemed	(849,517)	(1,041,682)
Net decrease in shares	(461,235)	(350,662)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$39.08	$33.20	$41.40	$37.82	$28.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.50	.61	.41	.35
Net gain (loss) on investments (realized and unrealized)	5.52	6.48	(2.29)	3.17	8.81
Total from investment operations	6.00	6.98	(1.68)	3.58	9.16
Less distributions from:
Net investment income	(.53)	(.61)	(.47)	—	—
Net realized gains	(1.19)	(.49)	(6.05)	—	—
Total distributions	(1.72)	(1.10)	(6.52)	—	—
Net asset value, end of period	$43.36	$39.08	$33.20	$41.40	$37.82

Total Return[b]	15.81%	21.41%	(5.08%)	9.47%	31.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$269,258	$260,692	$233,098	$275,200	$283,527
Ratios to average net assets:
Net investment income (loss)	1.17%	1.44%	1.63%	1.04%	1.05%
Total expenses[d]	1.02%	0.82%	0.84%	0.83%	0.83%
Net expenses	0.81%[c,e]	0.82%	0.84%	0.83%	0.83%
Portfolio turnover rate	27%	44%	38%	47%	26%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.79%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Senior Portfolio Manager; and Evan Einstein, Vice President and Quantitative Analyst. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2017.

For the one year period ended December 31, 2017, the Series D (World Equity Income Series) returned 15.06%, compared with the 22.43% return of its benchmark, the MSCI World Index.

Performance Review

As has historically been the case, the defensive nature of the World Equity Income Fund means the Fund tends to underperform during appreciating equity markets.

During the period, the Fund benefited from stock selection in Energy and Telecommunication Services. Detracting most from performance was stock selection in Financials and Technology.

The Fund’s high-level views for much of the period were the attractiveness of banks, in both the U.S. and selectively in Europe, as well as, relatively speaking, foreign markets, due to ongoing monetary stimulus. The rewards were limited with banks as a group, detracting from the portfolio’s return relative to its MSCI World benchmark. However, we continue to believe there is value in this sector and remain committed to the position.

A long-running source of the Fund’s positive excess return has been a consistent underweight to the Energy sector. This helped the portfolio, as crude fell over the first half of the year, before rallying into the year end. Nonetheless, the global dynamics of crude oil have changed, with the U.S. becoming the marginal producer. The result of this new paradigm is subdued oil prices, affected in part by U.S. inventory levels and changes in rig count.

Some of the Fund’s underperformance was attributable to the tactical currency hedging strategy. While disappointing, this is in line with a U.S. dollar which peaked at the end of December 2016 and has retreated in 2017.

Another drag on relative return for the Fund was the outperformance of growth-oriented equities relative to value-oriented equities. The cumulative growth/value spread rivals its peak of the dot com bubble. While this was detrimental to portfolio returns for much of the period, we believe a reversal is due given the excessive valuations among growth names.

Portfolio Positioning

Positioning relative to sectors shows that Financials was the largest overweight of the period, followed by the cyclically defensive sectors of Utilities and Telecommunications Services. Consumer Staples and Materials were the largest underweights. Only the underweight to Staples contributed to return for the period.

From a geographic perspective, the Fund’s largest overweights were in Hong Kong and Canada. The largest underweights were in Japan and Germany.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2017, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United States	52.1%	$ 83,327,450
Canada	6.7%	10,649,056
Japan	5.9%	9,386,336
Switzerland	5.8%	9,258,054
France	5.7%	9,141,760
Australia	5.2%	8,300,110
United Kingdom	3.4%	5,502,631
Hong Kong	3.4%	5,429,920
Other	11.8%	18,832,269
Total Investments	100.0%	$159,827,586

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.8%
Apple, Inc.	1.5%
Visa, Inc. — Class A	1.3%
Pfizer, Inc.	1.3%
Microsoft Corp.	1.2%
Honeywell International, Inc.	1.1%
Mastercard, Inc. — Class A	1.1%
Roche Holding AG	1.1%
DowDuPont, Inc.	1.1%
Diageo plc	1.1%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	15.06%	9.58%	2.84%
MSCI World Index	22.43%	11.64%	5.03%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 99.2%

Financial - 26.7%
Visa, Inc. — Class A	18,800	$2,143,576
Mastercard, Inc. — Class A	12,100	1,831,456
Mizuho Financial Group, Inc.	786,600	1,428,215
Banco Bilbao Vizcaya Argentaria S.A.	165,000	1,407,894
ING Groep N.V.	74,500	1,369,781
JPMorgan Chase & Co.	12,700	1,358,138
Cincinnati Financial Corp.	18,000	1,349,460
Chubb Ltd.	9,000	1,315,170
BNP Paribas S.A.	17,100	1,277,115
MetLife, Inc.	25,000	1,264,000
Swiss Re AG	13,200	1,236,234
Credit Suisse Group AG	66,700	1,191,157
DNB ASA	63,100	1,168,944
Bank of Montreal	14,400	1,152,169
Canadian Imperial Bank of Commerce	10,600	1,033,196
SEI Investments Co.	14,200	1,020,412
Kinnevik AB — Class B	30,100	1,017,501
Reinsurance Group of America, Inc. — Class A	6,500	1,013,545
Brilliance China Automotive Holdings Ltd. ADR	16,100	1,009,344
Henderson Land Development Company Ltd.	152,560	1,005,629
Everest Re Group Ltd.	4,200	929,292
Hysan Development Company Ltd. — Class A	174,900	927,907
Bank Hapoalim BM	123,500	908,255
SmartCentres Real Estate Investment Trust	36,600	899,869
ASX Ltd.	19,500	834,780
Investec plc	115,000	829,846
First Capital Realty, Inc.	50,000	824,060
RioCan Real Estate Investment Trust	40,500	784,750
Assurant, Inc.	7,600	766,384
H&R Real Estate Investment Trust	44,700	759,465
Intercontinental Exchange, Inc.	9,700	684,432
T. Rowe Price Group, Inc.	6,200	650,566
PNC Financial Services Group, Inc.	3,900	562,731
National Australia Bank Ltd. ADR	23,900	551,481
Credit Agricole S.A.	32,600	539,748
MS&AD Insurance Group Holdings, Inc.	15,900	538,160
Allianz AG	2,100	482,484
Liberty Property Trust REIT	11,000	473,110
UBS Group AG	24,400	449,269
Travelers Companies, Inc.	3,300	447,612
Unibail-Rodamco SE REIT	1,700	428,314
CI Financial Corp.	17,000	402,556
Toronto-Dominion Bank	6,800	398,365
Tokio Marine Holdings, Inc.	8,400	383,231
Wells Fargo & Co.	6,200	376,154
BB&T Corp.	7,100	353,012
Prudential Financial, Inc.	3,000	344,940
Power Financial Corp.	11,600	318,698
U.S. Bancorp	5,577	298,816
Lloyds Banking Group plc	281,700	258,839
Total Financial		43,000,062

Consumer, Non-cyclical - 16.5%
Johnson & Johnson	20,600	2,878,232
Pfizer, Inc.	58,600	2,122,492
Roche Holding AG	6,900	1,745,661
Diageo plc	46,100	1,695,974
AbbVie, Inc.	15,800	1,528,018
Woolworths Group Ltd.	65,300	1,391,096
UnitedHealth Group, Inc.	6,300	1,388,898
Gilead Sciences, Inc.	16,500	1,182,060
Reed Elsevier plc	49,700	1,166,159
Western Union Co.	60,600	1,152,006
Automatic Data Processing, Inc.	9,300	1,089,867
Wesfarmers Ltd.	31,400	1,088,403
Procter & Gamble Co.	11,362	1,043,941
Amgen, Inc.	5,600	973,840
Straumann Holding AG	1,300	918,631
ManpowerGroup, Inc.	6,000	756,660
George Weston Ltd.	8,300	720,677
Vifor Pharma AG	5,600	717,868
Coca-Cola Amatil Ltd.	106,900	709,886
Swedish Match AB	17,500	689,490
Becton Dickinson and Co.	3,100	663,586
MEIJI Holdings Company Ltd.	6,500	553,179
Robert Half International, Inc.	7,100	394,334
Total Consumer, Non-cyclical		26,570,958

Industrial - 16.1%
Honeywell International, Inc.	12,000	1,840,320
3M Co.	7,200	1,694,664
Lockheed Martin Corp.	4,828	1,550,029
Deere & Co.	9,200	1,439,892
TE Connectivity Ltd.	13,800	1,311,552
United Parcel Service, Inc. — Class B	10,900	1,298,735
Vinci S.A.	12,500	1,276,995
FUJIFILM Holdings Corp.	31,200	1,275,023
Raytheon Co.	6,700	1,258,595
FedEx Corp.	4,900	1,222,746
SKF AB — Class B	49,300	1,094,999
Harris Corp.	7,400	1,048,210
Rockwell Automation, Inc.	5,300	1,040,655
Cummins, Inc.	5,800	1,024,512
Skanska AB — Class B	43,300	897,336
Illinois Tool Works, Inc.	5,100	850,935
L3 Technologies, Inc.	4,200	830,970
Avnet, Inc.	17,900	709,198
Emerson Electric Co.	9,000	627,210
MAN SE	4,600	526,503
Cognex Corp.	8,100	495,396
Old Dominion Freight Line, Inc.	3,500	460,425
Parker-Hannifin Corp.	2,100	419,118
FLIR Systems, Inc.	8,800	410,256
United Technologies Corp.	3,000	382,710
General Electric Co.	19,400	338,530
MTR Corporation Ltd.	54,500	319,486

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

Republic Services, Inc. — Class A	4,700	$317,767
Total Industrial		25,962,767

Technology - 10.2%
Apple, Inc.	14,100	2,386,143
Microsoft Corp.	22,500	1,924,650
International Business Machines Corp.	10,900	1,672,278
Texas Instruments, Inc.	16,000	1,671,040
NVIDIA Corp.	8,300	1,606,050
CA, Inc.	36,700	1,221,376
Broadridge Financial Solutions, Inc.	12,200	1,105,076
Canon, Inc.	28,700	1,069,708
Lam Research Corp.	5,600	1,030,792
STMicroelectronics N.V.	34,000	742,615
Accenture plc — Class A	4,200	642,978
Xilinx, Inc.	8,800	593,296
Maxim Integrated Products, Inc.	10,000	522,800
Seagate Technology plc	7,100	297,064
Total Technology		16,485,866

Consumer, Cyclical - 7.9%
LVMH Moet Hennessy Louis Vuitton SE	5,100	1,501,548
Ford Motor Co.	114,900	1,435,101
Cie Generale des Etablissements Michelin — Class B	9,000	1,290,882
Berkeley Group Holdings plc	20,400	1,155,626
Sekisui House Ltd.	54,100	977,242
Home Depot, Inc.	5,100	966,603
Iida Group Holdings Company Ltd.	47,700	899,521
Li & Fung Ltd.	1,545,300	848,516
Crown Resorts Ltd.	76,200	774,190
Hugo Boss AG	9,000	765,999
Harvey Norman Holdings Ltd.	191,900	624,442
WW Grainger, Inc.	2,600	614,250
Carnival plc	6,000	396,187
ITOCHU Corp.	21,000	391,916
Total Consumer, Cyclical		12,642,023

Communications - 7.3%
Cisco Systems, Inc.	44,000	1,685,200
Verizon Communications, Inc.	26,600	1,407,938
Facebook, Inc. — Class A*	7,800	1,376,388
AT&T, Inc.	34,000	1,321,920
Alphabet, Inc. — Class C*	1,200	1,255,680
BCE, Inc.	20,100	965,358
Shaw Communications, Inc. — Class B	39,900	910,547
TELUS Corp.	21,100	799,229
SES S.A.	43,800	683,669
Amazon.com, Inc.*	500	584,735
Motorola Solutions, Inc.	4,300	388,462
Swisscom AG	700	372,512
Total Communications		11,751,638

Utilities - 6.7%
Engie S.A.	78,300	1,346,647
Duke Energy Corp.	14,700	1,236,417
CLP Holdings Ltd.	118,138	1,208,921
Hong Kong & China Gas Company Ltd.	570,900	1,119,461
Dominion Energy, Inc.	13,600	1,102,416
WEC Energy Group, Inc.	15,800	1,049,594
PPL Corp.	31,700	981,115
DTE Energy Co.	7,000	766,220
Emera, Inc.	18,200	680,117
NextEra Energy, Inc.	3,500	546,665
Westar Energy, Inc.	8,800	464,640
Sempra Energy	2,200	235,224
Total Utilities		10,737,437

Basic Materials - 3.6%
DowDuPont, Inc.	24,500	1,744,890
LyondellBasell Industries N.V. — Class A	13,300	1,467,256
Mitsubishi Chemical Holdings Corp.	119,900	1,315,671
Nissan Chemical Industries Ltd.	13,900	554,470
Celanese Corp. — Class A	3,800	406,904
Eastman Chemical Co.	3,500	324,240
Total Basic Materials		5,813,431

Energy - 3.5%
Total S.A.	26,800	1,480,511
Neste Oyj	22,300	1,427,361
Woodside Petroleum Ltd.	51,000	1,316,488
OMV AG	17,800	1,128,223
Exxon Mobil Corp.	3,900	326,196
Total Energy		5,678,779

Diversified - 0.7%
Jardine Matheson Holdings Ltd.	19,500	1,184,625

Total Common Stocks
(Cost $143,886,592)		159,827,586

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund - Institutional Class 1.14%[1]	768,706	768,706
Total Money Market Fund
(Cost $768,706)		768,706

Total Investments - 99.7%
(Cost $144,655,298)		$160,596,292
Other Assets & Liabilities, net - 0.3%		515,205
Total Net Assets - 100.0%		$161,111,497

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES D (WORLD EQUITY INCOME SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2017.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$159,827,586	$—	$—	$159,827,586
Money Market Fund	768,706	—	—	768,706
Total Assets	$160,596,292	$—	$—	$160,596,292

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $144,655,298)	$160,596,292
Foreign currency, at value (cost $11,503)	11,545
Cash	4
Prepaid expenses	5,854
Receivables:
Foreign tax reclaims	439,947
Dividends	167,323
Fund shares sold	99,803
Investment adviser	7,969
Foreign currency	2,667
Interest	975
Total assets	161,332,379

Liabilities:
Payable for:
Management fees	56,675
Fund shares redeemed	48,797
Direct shareholders expense	34,607
Distribution and service fees	34,177
Custodian fees	14,085
Fund accounting/administration fees	10,936
Transfer agent/maintenance fees	2,307
Trustees’ fees*	2,229
Miscellaneous	17,069
Total liabilities	220,882
Commitments and contingent liabilities (Note 13)	—
Net assets	$161,111,497

Net assets consist of:
Paid in capital	$141,184,385
Undistributed net investment income	4,179,424
Accumulated net realized loss on investments	(204,545)
Net unrealized appreciation on investments	15,952,233
Net assets	$161,111,497
Capital shares outstanding	11,095,832
Net asset value per share	$14.52

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $351,264)	$5,244,208
Interest	6,465
Total investment income	5,250,673

Expenses:
Management fees	1,121,468
Distribution and service fees	268,383
Transfer agent/maintenance fees	25,415
Printing expenses	132,066
Fund accounting/administration fees	128,169
Line of credit fees	32,494
Custodian fees	19,821
Trustees’ fees*	9,990
Miscellaneous	62,218
Total expenses	1,800,024
Less:
Expenses reimbursed by Adviser	(48,987)
Expenses waived by Adviser	(310,127)
Total waived expenses	(359,114)
Net expenses	1,440,910
Net investment income	3,809,763

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,525,337
Futures contracts	(2,089,690)
Foreign currency transactions	(37,224)
Net realized gain	11,398,423
Net change in unrealized appreciation (depreciation) on:
Investments	7,731,629
Futures contracts	(542,919)
Foreign currency translations	41,329
Net change in unrealized appreciation (depreciation)	7,230,039
Net realized and unrealized gain	18,628,462
Net increase in net assets resulting from operations	$22,438,225

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,809,763	$4,670,707
Net realized gain on investments	11,398,423	676,593
Net change in unrealized appreciation (depreciation) on investments	7,230,039	10,463,970
Net increase in net assets resulting from operations	22,438,225	15,811,270

Distributions to shareholders from:
Net investment income	(4,436,814)	(4,893,739)
Total distributions to shareholders	(4,436,814)	(4,893,739)

Capital share transactions:
Proceeds from sale of shares	3,125,858	11,580,964
Distributions reinvested	4,436,814	4,893,739
Cost of shares redeemed	(24,431,034)	(25,477,140)
Net decrease from capital share transactions	(16,868,362)	(9,002,437)
Net increase in net assets	1,133,049	1,915,094

Net assets:
Beginning of year	159,978,448	158,063,354
End of year	$161,111,497	$159,978,448
Undistributed net investment income at end of year	$4,179,424	$4,655,075

Capital share activity:
Shares sold	228,681	944,472
Shares issued from reinvestment of distributions	328,167	383,222
Shares redeemed	(1,783,834)	(2,042,647)
Net decrease in shares	(1,226,986)	(714,953)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$12.98	$12.12	$12.60	$12.00	$10.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.37	.36	.37	.28
Net gain (loss) on investments (realized and unrealized)	1.60	.88	(.43)	.23	1.66
Total from investment operations	1.93	1.25	(.07)	.60	1.94
Less distributions from:
Net investment income	(.39)	(.39)	(.41)	(—)[b]	—
Total distributions	(.39)	(.39)	(.41)	(—)[b]	—
Net asset value, end of period	$14.52	$12.98	$12.12	$12.60	$12.00

Total Return[c]	15.06%	10.37%	(0.67%)	5.00%	19.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,111	$159,978	$158,063	$178,548	$193,594
Ratios to average net assets:
Net investment income (loss)	2.38%	2.92%	2.88%	2.95%	2.50%
Total expenses[e]	1.12%	0.91%	0.96%	1.01%	1.14%
Net expenses	0.90%[d,f]	0.91%	0.96%	1.01%	1.14%
Portfolio turnover rate	112%	43%	110%	132%	150%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.88%.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer for Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2017.

For the one-year period ended December 31, 2017, the Series E (Total Return Bond Series) returned 6.72%, compared with the 3.54% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The returns were largely driven by duration and carry and more moderately by spread tightening. Carry refers to the income received net of borrowing costs from portfolio investments over a defined period. Over the period, the portfolio continued to take a relatively more defensive positioning, paring back credit exposure and otherwise moving up in credit quality as the credit curve continued to flatten, offering insufficient compensation for risk.

As the curve bear flattened (the condition in which short-term rates rise faster than long-term rates), 2-year and 10-year yields rose, while 30-year yields dropped. The portfolio’s allocation to long dated Treasury STRIPS was a large beneficiary of the drop in longer rates. Meanwhile, the rise in short and intermediary rates benefitted our rate hedges, giving an additional boost to performance.

The portfolio remained underweight duration of 4.1 years and maintained its “barbell” positioning by obtaining key rate exposure on the very long end of the curve where we expect to see muted rate movement, while remaining overweight floating rate exposure on the short end. Over 75 percent of the portfolio consists of floating rate exposure. We continued to hedge duration in the short and intermediary part of the curve, where we expect the greatest rate volatility, via fixed-to-floating swaps.

The allocation to investment grade collateralized loan obligations (“CLOs”) also contributed to the portfolio, driven by carry as well as some spread tightening. Rising short rates, market technicals and stable fundamentals suggest the sector should continue to perform well into 2018. We continue to rotate toward liquidity and quality, favoring AAA and AA-rated refinancing securities with relatively short spread duration.

Commercial asset-backed securities (“ABS”) like aircraft, shipping container ABS, whole business, and net leases, were also additive to performance.

Non-agency residential mortgage-backed securities (“NA RMBS”) continued to contribute to performance but as valuations remain rich, new investment in the sector has been marginal. Spread differences between lower-risk and higher-risk RMBS tranches have reached post-crisis lows and reflect the late-cycle complacency observed in other fixed-income credit markets. As the credit curve flattens, the portfolio has begun to add to agency RMBS while waiting for attractive entry points to increase risk.

As the portfolio upgrades credit quality, we added to agency CMBS offering better relative value with spreads trading below their 52-week tights. With regard to non-agency CMBS, we added to the sector via floating rate, single-asset, single-borrower (“SASB”) loans as well as select conduit CMBS where the underlying property quality is high and the related loan leverage is low.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Total Return Bond Fund - Institutional Class	4.7%
U.S. Treasury Bond, 11/15/46	4.6%
U.S. Treasury Bond, 11/15/44	3.8%
Guggenheim Limited Duration Fund - Institutional Class	2.2%
Guggenheim Strategy Fund I	1.9%
Government of Japan	1.4%
Ladder Capital Commercial Mortgage 2017-FL1 Mortgage Trust, 2.36%	1.1%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.28%	1.1%
Willis Engine Securitization Trust II, 5.50%	1.1%
Fannie Mae, 3.16%	1.0%
Top Ten Total	22.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	6.72%	4.87%	4.02%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	31.1%
AA	18.3%
A	14.2%
BBB	8.6%
BB	0.9%
B	4.2%
CCC	3.1%
CC	0.3%
C	0.5%
NR2	7.1%
Other Instruments	11.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

UNIT INVESTMENT TRUSTS† - 0.0%

Financial - 0.0%
Rescap Liquidating Trust*	9,655	$48,516
Total Unit Investment Trusts
(Cost $487,487)		48,516

PREFERRED STOCKS†† - 0.9%
Financial - 0.7%
Woodbourne Capital Trust III 3.29% (1 Month USD LIBOR + 2.50%)†††,1,2,3	300,000	229,145
Woodbourne Capital Trust IV 3.29% (1 Month USD LIBOR + 2.50%)†††,1,2,3	300,000	229,145
Woodbourne Capital Trust I 3.28% (1 Month USD LIBOR + 2.50%)†††,1,2,3	300,000	229,145
Woodbourne Capital Trust II 3.29% (1 Month USD LIBOR + 2.50%)†††,1,2,3	300,000	229,145
Total Financial		916,580

Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19	7,960	203,378
Total Preferred Stocks
(Cost $1,404,796)		1,119,958

MUTUAL FUNDS† - 9.0%
Guggenheim Total Return Bond Fund - Institutional Class[4]	227,531	6,193,398
Guggenheim Limited Duration Fund - Institutional Class[4]	117,501	2,911,685
Guggenheim Strategy Fund I4	97,103	2,433,392
Guggenheim Floating Rate Strategies Fund - Institutional Class[4]	7,799	202,861
Total Mutual Funds
(Cost $11,517,137)		11,741,336

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[5]	2,228,657	2,228,657
Total Money Market Fund
(Cost $2,228,657)		2,228,657

	Face Amount~

ASSET-BACKED SECURITIES†† - 35.8%
Collateralized Loan Obligations - 21.1%
Ladder Capital Commercial Mortgage 2017-FL1 Mortgage Trust
2017-FL1, 2.36% (1 Month USD LIBOR + 0.88%) due 09/15/34[1,6]	1,500,000	1,498,267
KVK CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 1.80%) due 05/15/26[1,6]	1,000,000	1,003,683
2013-1A, due 01/15/28[6,7]	900,000	395,617
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 2.97% (3 Month USD LIBOR + 1.55%) due 11/15/29[1,6]	1,300,000	1,297,629
Northwoods Capital XIV Ltd.
2017-14A, 3.01% (3 Month USD LIBOR + 1.70%) due 11/12/25[1,6]	1,250,000	1,252,807
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	1,000,000	1,013,524
OCP CLO Ltd.
2016-2A, 4.30% (3 Month USD LIBOR + 2.85%) due 11/22/25[1,6]	1,000,000	1,011,857
OZLM IX Ltd.
2017-9A, 3.01% (3 Month USD LIBOR + 1.65%) due 01/20/27[1,6]	1,000,000	1,008,892
Marathon CLO VII Ltd.
2017-7A, 3.03% (3 Month USD LIBOR + 1.65%) due 10/28/25[1,6]	1,000,000	1,008,233
Venture XII CLO Ltd.
2017-12A, 2.95% (3 Month USD LIBOR + 1.63%) due 02/28/26[1,6]	1,000,000	1,005,580
Hunt CRE Ltd.
2017-FL1, 2.48% (1 Month USD LIBOR + 1.00%) due 08/15/34[1,6]	1,000,000	1,003,885
NXT Capital CLO LLC
2017-1A, 3.06% (3 Month USD LIBOR + 1.70%) due 04/20/29[1,6]	1,000,000	1,003,514
Oaktree EIF I Ltd.
2016-A1, 3.95% (3 Month USD LIBOR + 2.60%) due 10/18/27[1,6]	1,000,000	1,003,104
York CLO 1 Ltd.
2017-1A, 3.06% (3 Month USD LIBOR + 1.70%) due 01/22/27[1,6]	1,000,000	1,002,423
Steele Creek CLO Ltd.
2017-1A, 3.29% (3 Month USD LIBOR + 1.85%) due 08/21/26[1,6]	1,000,000	1,002,355
Flagship CLO VIII Ltd.
2017-8A, 3.06% (3 Month USD LIBOR + 1.70%) due 01/16/26[1,6]	1,000,000	1,002,335
Fortress Credit Opportunities V CLO Ltd.
2017-5A, 3.70% (3 Month USD LIBOR + 2.35%) due 10/15/26[1,6]	1,000,000	1,002,241
Fortress Credit BSL II Ltd.
2017-2A, 3.01% (3 Month USD LIBOR + 1.65%) due 10/19/25[1,6]	1,000,000	1,002,209
Nelder Grove CLO Ltd.
2017-1A, 3.27% (3 Month USD LIBOR + 1.80%) due 08/28/26[1,6]	1,000,000	1,001,248
CIFC Funding Ltd.
2017-3A, 2.31% (3 Month USD LIBOR + 0.95%) due 07/22/26[1,6]	1,000,000	1,001,021
Vibrant CLO II Ltd.
2017-2A, 2.81% (3 Month USD LIBOR + 1.45%) due 07/24/24[1,6]	1,000,000	999,678
BSPRT 2017-FL2 Issuer Ltd.
2017-FL2, 2.30% (1 Month USD LIBOR + 0.82%) due 10/15/34[1,6]	1,000,000	996,660

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

Resource Capital Corporation Ltd.
2017-CRE5, 2.28% (1 Month USD LIBOR + 0.80%) due 07/15/34[1,6]	964,759	$965,350
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[6,7]	1,000,000	930,240
Grayson CLO Ltd.
2006-1A, 1.79% (3 Month USD LIBOR + 0.41%) due 11/01/21[1,6]	532,649	531,774
Rockwall CDO II Ltd.
2007-1A, 1.93% (3 Month USD LIBOR + 0.55%) due 08/01/24[1,6]	512,384	512,036
Cent CLO
2014-16A, 3.63% (3 Month USD LIBOR + 2.25%) due 08/01/24[1,6]	500,000	500,829
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,7]	500,000	428,315
ACIS CLO Ltd.
2013-1A, 4.30% (3 Month USD LIBOR + 2.95%) due 04/18/24[1,6]	400,000	400,318
Babson CLO Ltd.
2014-IA, due 07/20/25[6,7]	550,000	270,156
2012-2A, due 05/15/23[6,7]	750,000	9,083
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.67% (3 Month USD LIBOR + 3.30%) due 07/25/25[1,6]	250,000	247,871
Eastland CLO Ltd.
2007-1A, 1.78% (3 Month USD LIBOR + 0.40%) due 05/01/22[1,6]	118,609	118,422
Copper River CLO Ltd.
2007-1A, due 01/20/21[3,7]	600,000	66,422
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[6,7]	245,739	22,698
Total Collateralized Loan Obligations		27,520,276

Transport-Aircraft - 7.6%
Apollo Aviation Securitization Equity Trust
2016-1A, 4.88% due 03/17/36[6]	825,000	840,064
2014-1, 5.13% (WAC) due 12/15/29[1]	813,101	810,974
2014-1, 7.38% (WAC) due 12/15/29[1]	493,142	493,142
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	961,315	958,912
2015-1A, 4.70% due 12/15/40[6]	656,035	659,320
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[6]	1,494,360	1,464,175
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[6]	867,025	884,471
2013-1, 6.35% due 10/15/38[6]	173,405	177,589
Raspro Trust
2005-1A, 1.99% (3 Month USD LIBOR + 0.63%) due 03/23/24[1,6]	787,907	752,451
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	740,928	740,683
Rise Ltd.
2014-1A, 4.74% due 02/12/39	693,883	701,689
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[3]	625,417	626,430
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	472,200	477,575
AABS Ltd.
2013-1 A, 4.87% due 01/10/38	243,810	246,217
Total Transport-Aircraft		9,833,692

Whole Business - 2.0%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[6]	987,500	1,037,576
Jimmy Johns Funding LLC
2017-1A, 3.61% due 07/30/47[6]	997,500	1,001,340
Domino’s Pizza Master Issuer LLC
2017-1A, 2.62% (3 Month USD LIBOR + 1.25%) due 07/25/47[1,6]	498,750	499,683
Total Whole Business		2,538,599

Automotive - 1.5%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[6]	1,000,000	1,002,924
Hertz Vehicle Financing LLC
2016-4A, 2.65% due 07/25/22[6]	1,000,000	981,705
Total Automotive		1,984,629

Collateralized Debt Obligations - 1.4%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	1,000,000	991,169
Putnam Structured Product Funding Ltd.
2003-1A, 2.48% (1 Month USD LIBOR + 1.00%) due 10/15/38[1,6]	593,289	565,741
N-Star REL CDO VIII Ltd.
2006-8A, 1.72% (1 Month USD LIBOR + 0.36%) due 02/01/41[1,6]	266,229	265,821
Total Collateralized Debt Obligations		1,822,731

Net Lease - 0.9%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	1,224,232	1,211,416

Transport-Container - 0.8%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	1,057,192	1,057,645

Insurance - 0.4%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[6]	544,500	544,397

Diversified Payment Rights - 0.1%
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21†††	150,643	155,587
Total Asset-Backed Securities
(Cost $46,937,273)		46,668,972

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.8%
Government Agency - 12.9%
Fannie Mae[11]
3.16% due 01/01/30	1,300,000	1,311,354
3.00% due 12/01/29	1,250,000	1,248,198
2.94% due 10/01/32	1,196,605	1,182,381

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

3.01% due 12/01/27	1,000,000	$1,009,643
3.11% due 10/01/29	500,000	502,461
3.08% due 10/01/32	500,000	499,989
2.99% due 09/01/29	500,000	498,162
2.96% due 11/01/29	500,000	495,898
2.86% due 09/01/29	500,000	493,641
2.90% due 11/01/29	500,000	492,816
Freddie Mac Multifamily Structured Pass Through Certificates[11]
2017-KIR3, 3.28% due 08/25/27	1,450,000	1,495,165
2017-KGX1, 3.00% due 10/25/27	1,200,000	1,200,333
2017-KW03, 3.02% due 06/25/27	1,050,000	1,054,582
2017-K070, 3.30% (WAC) due 11/25/27[1]	1,000,000	1,034,395
2017-K067, 3.28% due 08/25/27	500,000	512,198
Fannie Mae-Aces[11]
2017-M11, 2.98% due 08/25/29	900,000	890,240
2017-M8, 3.06% (WAC) due 05/25/27[1]	500,000	505,916
Freddie Mac Seasoned Credit Risk Transfer[11]
2017-4, 2.25% due 06/25/57	1,300,000	1,295,247
2017-3, 3.00% due 07/25/56	1,175,694	1,154,095
Total Government Agency		16,876,714

Residential Mortgage Backed Securities - 8.0%
American Home Mortgage Investment Trust
2006-1, 1.73% (1 Month USD LIBOR + 0.40%) due 03/25/46[1]	902,712	873,239
2007-1, 2.08% due 05/25/47[8]	2,979,326	603,016
Soundview Home Loan Trust
2006-OPT5, 1.69% (1 Month USD LIBOR + 0.14%) due 07/25/36[1]	1,242,313	1,210,563
GSAA Trust
2005-10, 2.20% (1 Month USD LIBOR + 0.65%) due 06/25/35[1]	1,050,000	1,011,069
CSMC Series
2015-12R, 1.83% (1 Month USD LIBOR + 0.50%) due 11/30/37[1,6]	989,362	986,437
CIT Mortgage Loan Trust
2007-1, 3.00% (1 Month USD LIBOR + 1.45%) due 10/25/37[1,6]	649,526	653,506
2007-1, 2.90% (1 Month USD LIBOR + 1.35%) due 10/25/37[1,6]	256,614	257,883
American Home Mortgage Assets Trust
2007-1, 1.70% (1 Year CMT Rate + 0.70%) due 02/25/47[1]	1,417,080	904,461
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 1.68% (1 Month USD LIBOR + 0.13%) due 07/25/37[1,6]	883,982	811,528
Luminent Mortgage Trust
2006-2, 1.75% (1 Month USD LIBOR + 0.20%) due 02/25/46[1]	987,656	800,194
HarborView Mortgage Loan Trust
2006-14, 1.65% (1 Month USD LIBOR + 0.15%) due 01/25/47[1]	718,277	649,609
NRPL Trust
2015-1A, 3.88% due 11/01/54[6]	394,213	393,739
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.90% (1 Year CMT Rate + 0.84%) due 11/25/46[1]	457,134	385,384
Bayview Opportunity Master Fund IVb Trust
2017-NPL1, 3.60% due 01/28/32[6]	366,249	366,777
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[6]	252,099	252,663
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	169,602	179,745
Morgan Stanley Re-REMIC Trust
2010-R5, 2.67% due 06/26/36[6]	114,906	97,057
Total Residential Mortgage Backed Securities		10,436,870

Military Housing - 2.6%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[3]	969,932	1,096,994
2003-PRES, 6.24% due 10/10/41[6]	230,280	259,138
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates[11]
2015-R1, 12.43% (WAC) due 11/25/55[1,6]	977,433	1,100,224
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[6]	939,322	942,644
Total Military Housing		3,399,000

Commercial Mortgage Backed Securities - 2.3%
Citigroup Commercial Mortgage Trust
2017-P7, 3.66% due 04/14/50[8]	5,987,809	477,701
2016-GC37, 3.39% due 04/10/49[8]	3,811,317	430,666
Wells Fargo Commercial Mortgage Trust
2016-C32, 4.42% due 01/15/59[8]	5,269,985	408,940
2016-NXS5, 4.60% due 01/15/59[8]	4,921,657	402,915
BANK
2017-BNK4, 3.80% due 05/15/50[8]	4,974,325	474,821
COMM Mortgage Trust
2015-CR26, 4.41% due 10/10/48[8]	6,894,253	398,353
CFCRE Commercial Mortgage Trust
2016-C3, 4.16% due 01/10/48[8]	5,904,834	393,615
Total Commercial Mortgage Backed Securities		2,987,011
Total Collateralized Mortgage Obligations
(Cost $33,119,743)		33,699,595

U.S. GOVERNMENT SECURITIES†† - 8.4%
U.S. Treasury Bond
due 11/15/46[9]	13,343,000	5,962,869
due 11/15/44[9]	10,521,500	4,994,843
Total U.S. Treasury Bond		10,957,712
Total U.S. Government Securities
(Cost $10,384,431)		10,957,712

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

CORPORATE BONDS†† - 6.2%
Financial - 4.1%
Citigroup, Inc.
6.25% [2,10]	950,000	$1,047,850
Bank of America Corp.
6.30% [2,10]	700,000	791,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	540,000	559,546
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	485,000	534,191
Hospitality Properties Trust
5.25% due 02/15/26	463,000	497,272
Pacific Northwest Communities LLC
5.91% due 06/15/50[3]	400,000	438,184
Wilton Re Finance LLC
5.88% due 03/30/33[6,10]	375,000	397,031
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[3]	329,315	333,821
ACC Group Housing LLC
6.35% due 07/15/54[3]	250,000	301,208
MetLife, Inc.
9.25% due 04/08/38[6]	200,000	295,000
KeyCorp
5.00% [2,10]	167,000	172,010
Total Financial		5,367,113

Basic Materials - 0.7%
Yamana Gold, Inc.
4.95% due 07/15/24	595,000	622,450
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[6,10]	300,000	350,277
Total Basic Materials		972,727

Consumer, Cyclical - 0.6%
Northern Group Housing LLC
6.80% due 08/15/53[3]	600,000	749,121

Energy - 0.3%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	269,000	300,376
Hess Corp.
7.30% due 08/15/31	100,000	121,276
Total Energy		421,652

Diversified - 0.3%
HRG Group, Inc.
7.88% due 07/15/19	325,000	325,650

Communications - 0.2%
SFR Group S.A.
7.38% due 05/01/26[6]	200,000	205,250
Total Corporate Bonds
(Cost $7,491,752)		8,041,513

FEDERAL AGENCY BONDS†† - 3.7%
Fannie Mae Principal Strips[11]
due 05/15/30[9]	1,350,000	930,758
due 05/15/29[9]	1,250,000	891,873
due 01/15/30[9]	600,000	419,136
Total Fannie Mae Principal Strips		2,241,767
Freddie Mac Principal Strips[11]
due 03/15/31[9]	1,500,000	1,004,651
due 07/15/32[9]	800,000	511,886
Total Freddie Mac Principal Strips		1,516,537
Tennessee Valley Authority
5.38% due 04/01/56	750,000	1,064,794
Total Federal Agency Bonds
(Cost $4,646,827)		4,823,098

SENIOR FLOATING RATE INTERESTS††,[1] - 2.3%
Technology - 0.7%
Misys Ltd.
4.98% (3 Month USD LIBOR + 3.50%) due 06/13/24	498,750	499,962
EIG Investors Corp.
5.46% (3 Month USD LIBOR + 4.00%) due 02/09/23	236,623	237,955
Epicor Software
5.32% (1 Month USD LIBOR + 3.75%) due 06/01/22	166,979	167,278
Total Technology		905,195

Industrial - 0.5%
Capstone Logistics
6.07% (1 Month USD LIBOR + 4.50%) due 10/07/21	692,680	681,715

Communications - 0.5%
Cengage Learning Acquisitions, Inc.
5.71% (1 Month USD LIBOR + 4.25%) due 06/07/23	683,862	651,379

Consumer, Cyclical - 0.4%
Neiman Marcus Group, Inc.
4.64% (1 Month USD LIBOR + 3.25%) due 10/25/20	336,033	273,575
PetSmart Inc
4.57% (1 Month USD LIBOR + 3.00%) due 03/11/22	339,918	270,979
Total Consumer, Cyclical		544,554

Consumer, Non-cyclical - 0.1%
NES Global Talent
6.88% (3 Month USD LIBOR + 5.50%) due 10/03/19	113,942	102,548
DJO Finance LLC
4.70% (1 Month USD LIBOR + 3.25%) due 06/08/20	98,987	97,520
Total Consumer, Non-cyclical		200,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

		Face Amount~	Value

Financial - 0.1%
American Stock Transfer & Trust
6.20% (3 Month USD LIBOR + 4.50%) due 06/26/20		93,417	$93,573
Total Senior Floating Rate Interests
(Cost $3,234,752)			3,076,484

FOREIGN GOVERNMENT DEBT†† - 1.4%
Government of Japan
due 02/13/18[9]	JPY	212,000,000	1,881,661
Total Foreign Government Debt
(Cost $1,884,465)			1,881,661

MUNICIPAL BONDS†† - 1.4%
California - 0.5%
Cypress School District General Obligation Unlimited
due 08/01/48[9]		1,000,000	280,230
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[9]		700,000	231,084
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/37[9]		400,000	193,860
Total California			705,174

Ohio - 0.5%
American Municipal Power, Inc. Revenue Bonds
8.08% due 02/15/50		380,000	$647,615

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38		400,000	458,112
Total Municipal Bonds
(Cost $1,669,441)			1,810,901

FEDERAL AGENCY DISCOUNT NOTES†† - 0.9%
Freddie Mac[11]
due 12/14/29[9]		1,600,000	1,121,797
Total Federal Agency Discount Notes
(Cost $1,124,297)			1,121,797

COMMERCIAL PAPER†† - 1.5%
Hewlett-Packard Co.
1.11% due 01/11/18[12]		2,000,000	1,998,961
Total Commercial Paper
(Cost $1,999,000)			1,998,961

Total Investments - 99.0%
(Cost $128,130,058)			$129,219,161
Other Assets & Liabilities, net - 1.0%			1,280,086
Total Net Assets - 100.0%			$130,499,247

CENTRALLY CLEARED INTEREST RATE SWAPS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Gain (Loss)
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.24%	Quarterly	08/11/27	$(10,800,000)	$159,352	$(64,193)	$95,159
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.67%	Quarterly	08/16/20	(10,300,000)	118,695	(71,978)	46,717
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.90%	Quarterly	08/11/22	(4,700,000)	70,347	(24,475)	45,872
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.25%	Quarterly	05/26/27	(3,700,000)	45,825	(28)	45,797
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.71%	Quarterly	08/11/20	(4,000,000)	41,878	(270)	41,608
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.16%	Quarterly	02/13/24	(3,450,000)	26,125	—	26,125
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.19%	Quarterly	08/15/27	(1,100,000)	20,751	(309)	20,442
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.17%	Quarterly	08/22/27	(700,000)	14,752	(295)	14,457
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.20%	Quarterly	08/18/27	(800,000)	14,462	(295)	14,167
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.19%	Quarterly	07/08/24	(750,000)	5,367	305	5,672
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	1.99%	Quarterly	08/22/24	(2,200,000)	42,995	(39,663)	3,332
BofA Merrill Lynch	CME	Receive	3 Month USD-LIBOR	2.59%	Quarterly	11/13/47	(700,000)	(3,053)	(311)	(3,364)
								$557,496	$(201,512)	$355,984

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2017	Net Unrealized Appreciation
Morgan Stanley	212,000,000	JPY	02/13/18	$1,902,250	$1,885,326	$16,924

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]
Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Perpetual maturity.
[3]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,528,760 (cost $4,830,320), or 3.5% of total net assets — See Note 9.

[4]	Affiliated issuer.
[5]	Rate indicated is the 7 day yield as of December 31, 2017.
[6]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $49,978,752 (cost $49,731,859), or 38.4% of total net assets.

[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]	Security is an interest-only strip. Rate indicated is effective yield at December 31, 2017.
[9]	Zero coupon rate security.
[10]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[11]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[12]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CME — Chicago Mercantile Exchange
LIBOR — London Interbank Offered Rate
WAC — Weighted Average Coupon
CMT — Constant Maturity Treasury
JPY — Japanese Yen

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$—	$—	$46,513,385	$—	$155,587	$46,668,972
Collateralized Mortgage Obligations	—	—	33,699,595	—	—	33,699,595
Commercial Paper	—	—	1,998,961	—	—	1,998,961
Unit Investment Trusts	48,516	—	—	—	—	48,516
Corporate Bonds	—	—	7,507,322	—	534,191	8,041,513
Forward Foreign Currency Exchange Contracts	—	—	—	16,924	—	16,924
Federal Agency Bonds	—	—	4,823,098	—	—	4,823,098
Federal Agency Discount Notes	—	—	1,121,797	—	—	1,121,797
Foreign Government Debt	—	—	1,881,661	—	—	1,881,661
Interest Rate Swaps	—	—	—	359,348	—	359,348
Money Market Fund	2,228,657	—	—	—	—	2,228,657
Municipal Bonds	—	—	1,810,901	—	—	1,810,901
Mutual Funds	11,741,336	—	—	—	—	11,741,336
Preferred Stocks	—	—	203,378	—	916,580	1,119,958
Senior Floating Rate Interests	—	—	3,076,484	—	—	3,076,484
U.S. Government Securities	—	—	10,957,712	—	—	10,957,712
Total Assets	$14,018,509	$—	$113,594,294	$376,272	$1,606,358	$129,595,433

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swaps	$—	$—	$—	$3,364	$—	$3,364

*	Other financial instruments include forward foreign currency exchange contracts and/or swaps, which are reported as unrealized gain/loss at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2017	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$155,587	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Corporate Bonds	534,191	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Preferred Stocks	916,580	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Total Assets	$1,606,358

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, the Fund had securities with a total value of $1,398,202 transfer out of level 3 into level 2 due to changes in the securities valuation methods based on availability of vendor prices. There were no other securities that transferred between levels.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2017:

	Assets
	Collateralized Mortgage Obligations	Corporate Bonds	Preferred Stocks	Asset-Backed Securities	Total Assets
Beginning Balance	$985,544	$748,623	$717,990	$185,371	$2,637,528
Purchases/Receipts	—	—	—	—	—
Sales, maturities and paydowns/Fundings	(7,673)	—	—	(33,303)	(40,976)
Total realized gains or losses included in earnings	—	—	—	—	—
Total change in unrealized gains or losses included in earnings	119,123	86,776	198,590	3,519	408,008
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(1,096,994)	(301,208)	—	—	(1,398,202)
Ending Balance	$—	$534,191	$916,580	$155,587	$1,606,358
Net Change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2017	$—	$54,372	$198,590	$3,519	$256,481

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund - Institutional Class	$—	$1,306,083	$(1,100,000)	$(2,534)	$(688)	$202,861	7,799	$6,064	$—
Guggenheim Strategy Fund I	3,064,585	59,810	(700,000)	7,245	1,752	2,433,392	97,103	59,014	920
Guggenheim Limited Duration Fund - Institutional Class	2,074,867	823,708	—	—	13,110	2,911,685	117,501	73,884	—
Guggenheim Total Return Bond Fund - Institutional Class	5,317,937	704,535	—	—	170,926	6,193,398	227,531	205,083	—
	$10,457,389	$2,894,136	$(1,800,000)	$4,711	$185,100	$11,741,336		$344,045	$920

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $116,612,921)	$117,477,825
Investments in affiliated issuers, at value (cost $11,517,137)	11,741,336
Cash	55,657
Segregated cash with broker	768,000
Unrealized appreciation on forward foreign currency exchange contracts	16,924
Prepaid expenses	7,279
Receivables:
Fund shares sold	1,532,308
Interest	447,219
Dividends	21,948
Securities sold	2,659
Total assets	132,071,155

Liabilities:
Payable for:
Securities purchased	1,330,295
Variation margin	53,028
Fund shares redeemed	70,123
Management fees	30,467
Distribution and service fees	27,383
Fund accounting/administration fees	8,763
Transfer agent/maintenance fees	2,235
Trustees’ fees*	632
Miscellaneous	48,982
Total liabilities	1,571,908
Commitments and contingent liabilities (Note 13)	—
Net assets	$130,499,247

Net assets consist of:
Paid in capital	$125,964,285
Undistributed net investment income	5,230,858
Accumulated net realized loss on investments	(2,157,907)
Net unrealized appreciation on investments	1,462,011
Net assets	$130,499,247
Capital shares outstanding	7,956,038
Net asset value per share	$16.40

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$118,786
Dividends from securities of affiliated issuers	344,045
Interest	5,185,383
Total investment income	5,648,214

Expenses:
Management fees	602,131
Distribution and service fees	309,230
Transfer agent/maintenance fees	25,333
Fund accounting/administration fees	98,955
Line of credit fees	22,527
Interest expense	18,825
Custodian fees	12,922
Trustees’ fees*	10,151
Miscellaneous	130,444
Total expenses	1,230,518
Less:
Expenses reimbursed by Adviser	(30,958)
Expenses waived by Adviser	(200,426)
Total waived expenses	(231,384)
Net expenses	999,134
Net investment income	4,649,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,031,937
Investments in affiliated issuers	4,711
Distributions received from affiliated investment company shares	920
Swap agreements	(141,586)
Foreign currency transactions	(5,459)
Options purchased	(158,346)
Options written	34,368
Forward foreign currency exchange contracts	(5,491)
Net realized gain	761,054
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,013,239
Investments in affiliated issuers	185,100
Swap agreements	355,984
Forward foreign currency exchange contracts	16,924
Net change in unrealized appreciation (depreciation)	2,571,247
Net realized and unrealized gain	3,332,301
Net increase in net assets resulting from operations	$7,981,381

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,649,080	$4,851,647
Net realized gain on investments	761,054	1,371,256
Net change in unrealized appreciation (depreciation) on investments	2,571,247	1,722,992
Net increase in net assets resulting from operations	7,981,381	7,945,895

Distributions to shareholders from:
Net investment income	(5,311,377)	(5,293,814)
Total distributions to shareholders	(5,311,377)	(5,293,814)

Capital share transactions:
Proceeds from sale of shares	39,888,049	50,511,862
Distributions reinvested	5,311,377	5,293,814
Cost of shares redeemed	(31,412,776)	(56,389,556)
Net increase (decrease) from capital share transactions	13,786,650	(583,880)
Net increase in net assets	16,456,654	2,068,201

Net assets:
Beginning of year	114,042,593	111,974,392
End of year	$130,499,247	$114,042,593
Undistributed net investment income at end of year	$5,230,858	$5,394,432

Capital share activity:
Shares sold	2,439,034	3,156,693
Shares issued from reinvestment of distributions	331,547	333,364
Shares redeemed	(1,919,717)	(3,523,839)
Net increase (decrease) in shares	850,864	(33,782)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$16.05	$15.68	$15.89	$14.70	$14.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.66	.67	.58	.54
Net gain (loss) on investments (realized and unrealized)	.45	.41	(.50)	.61	(.29)
Total from investment operations	1.06	1.07	.17	1.19	.25
Less distributions from:
Net investment income	(.71)	(.70)	(.38)	—	—
Total distributions	(.71)	(.70)	(.38)	—	—
Net asset value, end of period	$16.40	$16.05	$15.68	$15.89	$14.70

Total Return[b]	6.72%	6.83%	1.15%	8.10%	1.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,499	$114,043	$111,974	$127,650	$94,123
Ratios to average net assets:
Net investment income (loss)	3.76%	4.13%	4.19%	3.72%	3.69%
Total expenses[c]	0.99%	1.02%	1.05%	1.05%	1.07%
Net expenses[d,e]	0.81%	0.83%	0.83%	0.85%	0.87%
Portfolio turnover rate	76%	88%	85%	62%	109%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
0.77%	0.78%	0.78%	0.79%	0.81%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series F (Floating Rate Strategies Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer for Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2017.

For the one-year period ended December 31, 2017, the Series F (Floating Rate Strategies Series) returned 3.46%, compared with 4.23% for its benchmark, the Credit Suisse Leveraged Loan Index. In the Credit Suisse Index, returns by quality were mixed. Loans rated CCC returned 8%, outperforming loans rated BB or B (which returned 3.5% and 4.5%, respectively).

The Fund is more than 80% invested in leveraged loans. Guggenheim remains conservative in its strategy and aims to remain invested in higher-quality assets, as times of uncertainty have been accompanied by higher volatility and increased defaults in lower-quality investments. This strategy results in an underweight to CCC-rated assets, which negatively impacted performance relative to the benchmark for the year. We continue to believe leveraged loans remain the more defensive leveraged credit play, given their floating rate coupons and senior secured position in the capital structure.

Bank loans and high-yield bonds delivered a year of positive returns amid tightening spreads and improving fundamentals. Despite the uncertainty around interest rate hikes and geopolitical concerns, the leveraged credit market had generally positive returns with only two negative months throughout the year. During the few bouts of weakness, we looked to add to credits that we are comfortable with at lower levels. The strengthening economy and high demand for leveraged credit continue to underpin positive performance from both bank loans and high yield bonds.

Relative to the benchmark, performance of the Fund’s technology holdings contributed the most to return, as did an underweight in the consumer cyclical sector. An underweight in industrial issues detracted from performance. Exposure to other asset classes (asset-backed securities, Non-Agency Residential Mortgage-Backed Securities, and HY Bonds) also had a positive impact on performance.

Institutional leveraged loans ended the year with record issuance of $503 billion, exceeding the previous record of $456 billion in 2013, and up 49% from 2016. Refinancing activity represented 37% of new volume. Despite the record new issue volume, contractual spreads tightened by 6 basis points quarter over quarter and 34 basis points year over year. Robust issuance of collateralized loan obligations (which represent the majority of the buying power in the loan market) drove demand for loans, totaling $118 billion against analyst expectations of around $80 billion at the start of the year.

As LIBOR moved higher, yields (based on a three-year life) were up slightly over the quarter, ending at 6.3%. This has been a consistent trend, as rising LIBOR was partially offset by tightening spreads to keep yields only modestly higher year-to-date, with current yields at 5.2%, on average. The twelve-month trailing par-weighted default rate for loans rose over the quarter, from 1.5% in September to 2.1% in December. However, the default rate still remains below the historical average of 3.0%.

We maintain our preference for senior positions in the capital structure, specifically first-lien debt. Weaker documentation and less subordinated debt (which acts to cushion losses) continue to become more prevalent as demand for leveraged credit exceeds supply. We feel these factors will likely prove negative for recoveries as the credit cycle matures.

Despite record leveraged loan issuance in 2017, pricing power remains firmly in borrowers’ hands, resulting in a further weakening of the investor protections that became prevalent after the financial crisis. This trend is compounded by historically tight spreads, which in our view many times offers insufficient compensation for credit and liquidity risk.

We continue to seek to avoid heavily levered industries, highly cyclical names, and companies with large capital expenditure needs that can impair cash flow generation in a downturn.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
National Financial Partners Corp. 5.07%	1.2%
Sterigenics-Norion Holdings 4.57%	1.1%
GYP Holdings III Corp. 4.38%	1.1%
CHG Healthcare Services, Inc. 4.48%	1.1%
Cactus Wellhead 7.69%	1.0%
AlixPartners, LLP 4.44%	1.0%
CSC Holdings, LLC 3.74%	1.0%
USIC Holding, Inc. 5.19%	1.0%
Equinox Holdings, Inc. 4.57%	1.0%
Packers Sanitation Services, Inc. 7.75%	1.0%
Top Ten Total	10.5%

“Ten Largest Holdings” excludes any temporary cash.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	3.46%	3.73%
Credit Suisse Leveraged Loan Index	4.23%	3.98%

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AA	0.3%
A	0.5%
BBB	3.0%
BB	29.3%
B	56.1%
CCC	1.1%
NR2	0.0%[3]
Other Instruments	9.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
[3]	Value of securities is less than 0.1% of total investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

MONEY MARKET FUND† - 9.9%
Federated U.S. Treasury Cash Reserve Fund - Institutional Shares 1.05%[1]	5,046,716	$5,046,716
Total Money Market Fund
(Cost $5,046,716)		5,046,716

	Face Amount

SENIOR FLOATING RATE INTERESTS††,[4] - 91.0%
Industrial - 18.9%
GYP Holdings III Corp.
4.38% (3 Month USD LIBOR + 3.00%) due 04/01/23	$552,608	554,681
Kuehg Corp. - Kindercare
5.44% (3 Month USD LIBOR + 3.75%) due 08/12/22	500,000	500,625
Flex Acquisition Company, Inc.
4.34% (3 Month USD LIBOR + 3.00%) due 12/29/23	497,500	499,679
Reynolds Group Holdings, Inc.
4.32% (1 Month USD LIBOR + 2.75%) due 02/05/23	493,762	495,812
TransDigm Group, Inc.
4.32% (1 Month USD LIBOR + 2.75%) due 05/14/22	486,881	488,049
Engineered Machinery Holdings, Inc.
4.94% (3 Month USD LIBOR + 3.25%) due 07/19/24	462,389	462,389
Travelport Finance
4.17% (3 Month USD LIBOR + 2.75%) due 09/02/21	458,636	458,342
Pro Mach Group, Inc.
5.32% (1 Month USD LIBOR + 3.75%) due 10/22/21	450,182	451,533
BWAY Holding Co.
4.60% (3 Month USD LIBOR + 3.25%) due 04/03/24	447,750	449,348
CHI Overhead Doors, Inc.
4.94% (3 Month USD LIBOR + 3.25%) due 07/29/22	441,490	441,216
Zodiac Pool Solutions LLC
5.69% (3 Month USD LIBOR + 4.00%) due 12/20/23	377,826	379,481
Engility Corp.
4.82% (1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%) due 08/14/23	368,386	371,610
Thermasys Corp.
5.35% (3 Month USD LIBOR + 4.00%) due 05/03/19	357,500	333,726
DAE Aviation
5.32% (1 Month USD LIBOR + 3.75%) due 07/07/22	299,235	301,230
CAPRI ACQ BIDCO
4.63% (3 Month USD LIBOR + 3.25%) due 11/01/24	300,000	299,625
Pregis Holding I Corp.
5.19% (3 Month USD LIBOR + 3.50%) due 05/20/21	298,374	298,374
VC GB Holdings, Inc.
4.82% (1 Month USD LIBOR + 3.25%) due 02/28/24	272,992	274,357
Beacon Roofing Supply, Inc.
3.82% (3 Month USD LIBOR + 2.25%) due 01/02/25	250,000	250,520
RBS Global, Inc.
3.80% (1 Month USD LIBOR + 2.25%) due 08/21/24	249,008	249,942
American Bath Group LLC
6.94% (3 Month USD LIBOR + 5.25%) due 09/30/23	247,494	249,246
Hayward Industries, Inc.
5.07% (1 Month USD LIBOR + 3.50%) due 08/05/24	224,438	224,718
Charter Nex US, Inc.
4.82% (1 Month USD LIBOR + 3.25%) due 05/16/24	224,438	224,718
ProAmpac PG Borrower LLC
4.95% (1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.75%) due 11/20/23	208,675	210,175
SRS Distribution, Inc.
4.87% (3 Month USD LIBOR + 3.25%) due 08/25/22	187,166	187,868
Bioplan USA, Inc.
6.32% (1 Month USD LIBOR + 4.75%) due 09/23/21	181,731	177,338
Arctic Long Carriers
6.07% (1 Month USD LIBOR + 4.50%) due 05/18/23	174,125	175,323
SI Organization
6.44% (3 Month USD LIBOR + 4.75%) due 11/23/19	169,675	170,948
Doncasters Group Ltd.
9.94% (3 Month USD LIBOR + 8.25%) due 10/09/20	135,172	126,251
Argo Merchants
5.32% (1 Month USD LIBOR + 3.75%) due 12/06/24	125,000	125,625
Nielsen Finance LLC
3.43% (1 Month USD LIBOR + 2.00%) due 10/04/23	99,003	99,374
Crosby Worldwide
4.45% (3 Month USD LIBOR + 3.00%) due 11/23/20	94,858	92,289
NANA Development Corp.
8.37% (3 Month USD LIBOR + 6.75%) due 03/15/18	7,562	7,486
Total Industrial		9,631,898

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Consumer, Non-cyclical - 15.4%
Sterigenics-Norion Holdings
4.57% (1 Month USD LIBOR + 3.00%) due 05/15/22	$558,593	$558,129
CHG Healthcare Services, Inc.
4.48% (3 Month USD LIBOR + 3.00%) due 06/07/23	540,230	544,114
Post Holdings, Inc.
3.82% (1 Month USD LIBOR + 2.25%) due 05/24/24	497,500	499,012
Hearthside Group Holdings LLC
4.57% (1 Month USD LIBOR + 3.00%) due 06/02/21	495,255	497,524
American Tire Distributors, Inc.
5.82% (1 Month USD LIBOR + 4.25%) due 09/01/21	486,029	489,066
Smart & Final Stores LLC
5.19% (3 Month USD LIBOR + 3.50%) due 11/15/22	500,000	487,290
Albertson’s LLC
4.67% (3 Month USD LIBOR + 3.00%) due 12/21/22	496,256	485,765
Lineage Logistics LLC
5.07% (1 Month USD LIBOR + 3.50%) due 04/07/21	481,250	482,304
DJO Finance LLC
4.70% (1 Month USD LIBOR + 3.25%) due 06/08/20	488,750	481,507
PPDI LLC
4.38% (1 Month USD LIBOR + 2.75%) and (3 Month USD LIBOR + 2.75%) due 08/18/22	444,304	444,708
CPI Holdco LLC
5.19% (3 Month USD LIBOR + 4.00%) due 03/21/24	398,000	400,985
Reddy Ice Holdings, Inc.
6.88% (3 Month USD LIBOR + 5.50%) and (Commercial Prime Lending Rate + 4.50%) due 05/01/19	381,955	378,135
NES Global Talent
6.88% (3 Month USD LIBOR + 5.50%) due 10/03/19	381,270	343,143
Equian LLC
5.23% (1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%) due 05/20/24	299,250	301,683
Diamond (BC) B.V.
4.42% (2 Month USD LIBOR + 3.00%) due 09/06/24	300,000	300,180
Change Healthcare Holdings, Inc.
4.32% (1 Month USD LIBOR + 2.75%) due 03/01/24	226,206	226,518
BCPE Eagle Buyer LLC
5.82% (1 Month USD LIBOR + 4.25%) due 03/18/24	199,497	194,510
Authentic Brands
5.19% (3 Month USD LIBOR + 3.50%) due 09/27/24	174,563	175,217
Immucor, Inc.
6.57% (1 Month USD LIBOR + 5.00%) due 06/15/21	149,250	151,489
Endo Luxembourg Finance Co.
5.88% (1 Month USD LIBOR + 4.25%) due 04/29/24	99,500	99,998
Acadia Healthcare Company, Inc.
4.14% (1 Month USD LIBOR + 2.75%) due 02/16/23	98,000	98,490
CTI Foods Holding Co. LLC
8.82% (1 Month USD LIBOR + 7.25%) due 06/28/21	80,000	59,200
Valeant Pharmaceuticals International, Inc.
4.94% (1 Month USD LIBOR + 3.50%) due 04/01/22	50,777	51,464
Amplify Snack Brands, Inc.
6.88% (1 Month USD LIBOR + 5.50%) due 09/02/23	49,874	49,949
Surgery Center Holdings, Inc.
4.82% (1 Month USD LIBOR + 3.25%) due 09/02/24	49,875	49,293
Total Consumer, Non-cyclical		7,849,673

Technology - 14.7%
Misys Ltd.
4.98% (3 Month USD LIBOR + 3.50%) due 06/13/24	498,750	499,962
Peak 10 Holding Corp.
5.19% (3 Month USD LIBOR + 3.50%) due 08/01/24	498,750	497,972
Press Ganey Holdings Inc
4.57% (1 Month USD LIBOR + 3.00%) due 10/23/23	495,000	497,787
TIBCO Software, Inc.
5.07% (1 Month USD LIBOR + 3.50%) due 12/04/20	496,240	497,173
Ipreo Holdings
4.69% (3 Month USD LIBOR + 3.00%) due 08/06/21	485,056	485,056
Solera LLC
4.82% (1 Month USD LIBOR + 3.25%) due 03/03/23	482,093	484,933
Kronos, Inc.
4.90% (3 Month USD LIBOR + 3.50%) due 11/01/23	445,508	448,266
LANDesk Group, Inc.
5.82% (1 Month USD LIBOR + 4.25%) due 01/20/24	426,953	405,204
Micron Technology, Inc.
3.39% (1 Month USD LIBOR + 2.00%) due 04/26/22	394,987	398,317
Optiv, Inc.
4.63% (3 Month USD LIBOR + 3.25%) due 02/01/24	417,633	389,964

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Internet Brands, Inc.
5.34% (3 Month USD LIBOR + 3.75%) due 09/13/24	$368,507	$369,337
Aspect Software, Inc.
12.07% (1 Month USD LIBOR + 10.50%) due 05/25/20[2]	319,179	314,391
Project Alpha (Qlik)
5.04% (6 Month USD LIBOR + 3.50%) due 04/26/24	314,138	306,938
Go Daddy Operating Company LLC
3.82% (1 Month USD LIBOR + 2.25%) due 02/15/24	298,178	298,789
EIG Investors Corp.
5.46% (3 Month USD LIBOR + 4.00%) due 02/09/23	272,435	273,969
Seattle Spnco
4.32% (1 Month USD LIBOR + 2.75%) due 06/21/24	261,307	261,307
Advanced Computer Software
6.94% (3 Month USD LIBOR + 5.50%) due 03/18/22	241,727	239,008
Cypress Intermediate Holdings III, Inc.
4.57% (1 Month USD LIBOR + 3.00%) due 04/29/24	199,500	199,700
Ascend Learning LLC
4.57% (1 Month USD LIBOR + 3.00%) due 07/12/24	149,625	150,373
Project Accelerate Parent, LLC
5.00% (3 Month USD LIBOR + 5.00%) due 12/13/24	125,000	124,688
Cvent, Inc.
5.32% (1 Month USD LIBOR + 3.75%) due 11/29/24	100,000	100,000
MA Financeco LLC
4.07% (1 Month USD LIBOR + 2.50%) due 11/19/21	100,000	99,979
Infor (US), Inc.
4.44% (3 Month USD LIBOR + 2.75%) due 02/01/22	70,253	70,473
Miami Escrow Borrower LLC
4.32% (1 Month USD LIBOR + 2.75%) due 06/21/24	38,693	38,693
CPI Acquisition, Inc.
5.96% (3 Month USD LIBOR + 4.50%) due 08/17/22	41,839	30,124
Total Technology		7,482,403

Consumer, Cyclical - 14.5%
AlixPartners, LLP
4.44% (3 Month USD LIBOR + 2.75%) due 04/04/24	526,025	528,466
USIC Holding, Inc.
5.19% (3 Month USD LIBOR + 3.50%) due 12/08/23	500,024	502,525
Equinox Holdings, Inc.
4.57% (1 Month USD LIBOR + 3.00%) due 03/08/24	497,500	501,545
Packers Sanitation Services, Inc.
7.75% (2 Month USD LIBOR + 3.25%) due 12/04/24	500,000	501,250
Greektown Holdings LLC
4.32% (1 Month USD LIBOR + 2.75%) due 04/25/24	497,500	496,465
Leslie’s Poolmart, Inc.
5.37% (2 Month USD LIBOR + 3.75%) due 08/16/23	493,753	491,990
Gates Global LLC
4.69% (3 Month USD LIBOR + 3.00%) due 04/01/24	470,291	472,576
Fitness International LLC
5.19% (3 Month USD LIBOR + 3.50%) due 07/01/20	433,989	439,305
Burlington Stores, Inc.
4.00% (1 Month USD LIBOR + 2.50%) due 11/17/24	400,000	400,252
PetSmart Inc
4.57% (1 Month USD LIBOR + 3.00%) due 03/11/22	491,066	391,473
Sears Roebuck Acceptance Corp.
6.07% (3 Month USD LIBOR + 4.50%) due 01/20/19	377,392	379,279
Eldorado Resorts, Inc.
3.77% (1 Month USD LIBOR + 2.25%) due 04/17/24	329,914	329,914
National Vision, Inc.
4.32% (1 Month USD LIBOR + 2.75%) due 11/20/24	308,612	308,741
Advantage Sales & Marketing LLC
4.63% (3 Month USD LIBOR + 3.25%) due 07/23/21	311,269	303,002
Petco Animal Supplies, Inc.
4.38% (3 Month USD LIBOR + 3.00%) due 01/26/23	356,280	267,990
Navistar Inc.
4.90% (1 Month USD LIBOR + 3.50%) due 11/06/24	250,000	250,703
Talbots, Inc.
6.07% (1 Month USD LIBOR + 4.50%) due 03/19/20	219,686	212,216
Life Time Fitness, Inc.
4.23% (3 Month USD LIBOR + 2.75%) due 06/10/22	199,500	200,041
1-800 Contacts
4.88% (2 Month USD LIBOR + 3.25%) due 01/22/23	196,515	189,637
Belk, Inc.
6.10% (3 Month USD LIBOR + 4.75%) due 12/12/22	160,384	131,114

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Penn Engineering & Manufacturing Corp.
4.32% (1 Month USD LIBOR + 2.75%) due 06/27/24	$99,750	$99,999
Total Consumer, Cyclical		7,398,483

Communications - 11.5%
CSC Holdings, LLC
3.74% (1 Month USD LIBOR + 2.25%) due 07/17/25	525,484	523,020
Cengage Learning Acquisitions, Inc.
5.71% (1 Month USD LIBOR + 4.25%) due 06/07/23	525,869	500,890
WMG Acquisition Corp.
3.64% (1 Month USD LIBOR + 2.25%) due 11/01/23	500,000	500,080
Altice US Finance I Corp.
3.82% (1 Month USD LIBOR + 2.25%) due 07/28/25	497,500	495,117
Mcgraw-Hill Global Education Holdings LLC
5.57% (1 Month USD LIBOR + 4.00%) due 05/04/22	494,734	493,087
Univision Communications, Inc.
4.32% (1 Month USD LIBOR + 2.75%) due 03/15/24	492,003	490,089
SFR Group S.A.
4.35% (3 Month USD LIBOR + 3.00%) due 01/31/26	496,250	477,174
Ziggo Secured Finance BV
3.98% (1 Month USD LIBOR + 2.50%) due 04/15/25	450,000	446,062
Radiate HoldCo LLC
4.57% (1 Month USD LIBOR + 3.00%) due 02/01/24	446,625	442,878
Telenet Financing USD LLC
3.92% (1 Month USD LIBOR + 2.50%) due 03/31/26	300,000	300,780
Sprint Communications, Inc.
4.13% (1 Month USD LIBOR + 2.50%) due 02/02/24	297,750	297,527
Virgin Media Bristol LLC
3.98% (1 Month USD LIBOR + 2.50%) due 01/15/26	250,000	249,845
Anaren, Inc.
6.19% (3 Month USD LIBOR + 4.50%) due 02/18/21	137,951	137,951
9.94% (3 Month USD LIBOR + 8.25%) due 08/18/21	100,000	100,000
Charter Communications Operating, LLC
6.50% (1 Month USD LIBOR + 2.00%) due 04/30/25	200,000	200,072
Market Track LLC
5.94% (3 Month USD LIBOR + 4.25%) due 06/05/24	199,500	198,503
Total Communications		5,853,075

Financial - 8.3%
National Financial Partners Corp.
5.07% (1 Month USD LIBOR + 3.50%) due 01/08/24	604,447	607,016
LPL Holdings, Inc.
3.81% (3 Month USD LIBOR + 2.25%) and (6 Month USD LIBOR + 2.25%) due 09/23/24	498,127	499,785
Geo Group, Inc.
3.95% (3 Month USD LIBOR + 2.25%) due 03/22/24	496,250	496,459
York Risk Services
5.32% (1 Month USD LIBOR + 3.75%) due 10/01/21	484,962	473,930
Americold Realty Operating Partnership, LP
5.32% (1 Month USD LIBOR + 3.75%) due 12/01/22	463,471	467,818
Avolon Luxembourg SARL
3.75% (1 Month USD LIBOR + 2.25%) due 03/21/22	398,000	394,804
Capital Automotive L.P.
4.07% (1 Month USD LIBOR + 2.50%) due 03/25/24	367,072	367,898
American Stock Transfer & Trust
6.20% (3 Month USD LIBOR + 4.50%) due 06/26/20	280,252	280,720
USI, Inc.
4.31% (6 Month USD LIBOR + 3.00%) due 05/16/24	200,000	199,937
4.69% (3 Month USD LIBOR + 3.00%) due 05/16/24	59,850	59,726
Duff & Phelps Corp.
4.94% (3 Month USD LIBOR + 3.25%) due 10/12/24	200,000	200,312
Corporate Capital Trust
5.00% (3 Month USD LIBOR + 3.25%) due 05/20/19	192,500	192,981
Total Financial		4,241,386

Basic Materials - 3.6%
Alpha 3 B.V.
4.69% (3 Month USD LIBOR + 3.00%) due 01/31/24	497,500	500,196
HB Fuller Co.
3.75% (1 Month USD LIBOR + 2.25%) due 10/20/24	498,750	500,067
PQ Corp.
4.63% (3 Month USD LIBOR + 3.25%) due 11/04/22	445,489	448,750
Nexeo Solutions LLC
4.72% (3 Month USD LIBOR + 3.25%) due 06/09/23	369,394	371,241
WR Grace & Co.
3.38% (3 Month USD LIBOR + 2.00%) due 02/03/21	33,939	34,151
Total Basic Materials		1,854,405

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Utilities - 2.1%
Dynegy, Inc.
4.25% (3 Month USD LIBOR + 2.75%) due 02/07/24	$453,786	$455,678
Viva Alamo LLC
5.82% (1 Month USD LIBOR + 4.25%) due 02/22/21	338,963	334,302
Stonewall
7.19% (3 Month USD LIBOR + 5.50%) due 11/13/21	299,250	290,273
Total Utilities		1,080,253

Energy - 2.0%
Cactus Wellhead
7.69% (3 Month USD LIBOR + 6.00%) due 07/31/20	531,322	529,106
Veresen Midstream LP
4.69% (1 Month USD LIBOR + 3.00%) due 03/31/22	492,405	495,729
Total Energy		1,024,835
Total Senior Floating Rate Interests
(Cost $46,746,768)		46,416,411

ASSET-BACKED SECURITIES†† - 1.2%
Collateralized Loan Obligations - 1.2%
ALM XIV Ltd.
2014-14A, 4.83% (3 Month USD LIBOR + 3.45%) due 07/28/26[4,5]	250,000	250,000
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.67% (3 Month USD LIBOR + 3.30%) due 07/25/25[4,5]	250,000	247,871
Cerberus Onshore II CLO LLC
2014-1A, 5.36% (3 Month USD LIBOR + 4.00%) due 10/15/23[4,5]	136,560	136,498
Total Collateralized Loan Obligations		634,369
Total Asset-Backed Securities
(Cost $623,880)		634,369

CORPORATE BONDS†† - 0.0%
Basic Materials - 0.0%
New Day Aluminum
10.00% due 10/28/20†††,[3,6]	2,669	2,669
Total Corporate Bonds
(Cost $148)		2,669

Total Investments - 102.1%
(Cost $52,417,512)		$52,100,165
Other Assets & Liabilities, net - (2.1)%		(1,061,880)
Total Net Assets - 100.0%		$51,038,285

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2017.
[2]	Affiliated issuer.
[3]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $2,669, (cost $148) or less than 0.1% of total net assets.
[4]
Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $634,369 (cost $623,880), or 1.2% of total net assets.

[6]	Payment-in-kind security.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Asset-Backed Securities	$—	$634,369	$—	$634,369
Corporate Bonds	—	—	2,669	2,669
Money Market Fund	5,046,716	—	—	5,046,716
Senior Floating Rate Interests	—	46,416,411	—	46,416,411
Total Assets	$5,046,716	$47,050,780	$2,669	$52,100,165

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2017	Valuation Technique	Unobservable Inputs	Input Range
Assets:
Corporate Bonds	$2,669	Enterprise Value	Valuation Multiple	3.4	x

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

Significant changes in a valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2017:

	Assets
	Senior Floating Rate Interests	Corporate Bonds	Total Assets
Beginning Balance	$622,680	$2,820	$625,500
Sales, maturities and paydowns/Fundings	(628,747)	(151)	(628,898)
Total change in unrealized gains or losses included in earnings	6,067	—	6,067
Ending Balance	$—	$2,669	$2,669
Net Change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2017	$—	$(299)	$(299)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES F (FLOATING RATE STRATEGIES SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Senior Floating Rate Interests
Aspect Software, Inc. 12.07% (1 Month USD LIBOR + 10.50%) due 05/25/20[1]	$326,104	$—	$(8,290)	$—	$(3,423)	$314,391	319,179	$37,127	$1,637

[1]
Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instance where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $52,098,333)	$51,785,774
Investments in affiliated issuers, at value (cost $319,179)	314,391
Cash	100,563
Prepaid expenses	4,733
Receivables:
Fund shares sold	184,019
Interest	123,392
Securities sold	31,253
Total assets	52,544,125

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $32)	—
Payable for:
Securities purchased	1,446,281
Management fees	18,386
Distribution and service fees	10,886
Fund shares redeemed	4,003
Trustees’ fees*	3,553
Fund accounting/administration fees	3,483
Transfer agent/maintenance fees	2,013
Miscellaneous	17,235
Total liabilities	1,505,840
Commitments and contingent liabilities (Note 13)	—
Net assets	$51,038,285

Net assets consist of:
Paid in capital	$49,724,543
Undistributed net investment income	2,102,930
Accumulated net realized loss on investments	(471,873)
Net unrealized depreciation on investments	(317,315)
Net assets	$51,038,285
Capital shares outstanding	1,943,665
Net asset value per share	$26.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Interest from securities of affiliated issuers	$37,127
Interest from securities of unaffiliated issuers	2,399,560
Total investment income	2,436,687

Expenses:
Management fees	342,796
Distribution and service fees	131,845
Recoupment of previously waived fees	5,495
Transfer agent/maintenance fees	25,035
Professional fees	51,306
Fund accounting/administration fees	42,191
Custodian fees	20,853
Trustees’ fees*	8,423
Line of credit fees	5,837
Miscellaneous	38,768
Total expenses	672,549
Less:
Expenses reimbursed by Adviser	(9,021)
Expenses waived by Adviser	(43,457)
Total waived expenses	(52,478)
Net expenses	620,071
Net investment income	1,816,616

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	69,210
Distributions received from affiliated investment company shares	1,637
Securities sold short	(500)
Net realized gain	70,347
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(106,949)
Investments in affiliated issuers	(3,423)
Net change in unrealized appreciation (depreciation)	(110,372)
Net realized and unrealized loss	(40,025)
Net increase in net assets resulting from operations	$1,776,591

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,816,616	$1,711,090
Net realized gain (loss) on investments	70,347	(485,310)
Net change in unrealized appreciation (depreciation) on investments	(110,372)	2,112,800
Net increase in net assets resulting from operations	1,776,591	3,338,580

Distributions to shareholders from:
Net investment income	(1,683,851)	(1,967,530)
Net realized gains	—	(102,592)
Total distributions to shareholders	(1,683,851)	(2,070,122)

Capital share transactions:
Proceeds from sale of shares	31,537,727	38,073,511
Distributions reinvested	1,683,851	2,070,122
Cost of shares redeemed	(35,521,219)	(36,764,581)
Net increase (decrease) from capital share transactions	(2,299,641)	3,379,052
Net increase (decrease) in net assets	(2,206,901)	4,647,510

Net assets:
Beginning of year	53,245,186	48,597,676
End of year	$51,038,285	$53,245,186
Undistributed net investment income at end of year	$2,102,930	$1,896,982

Capital share activity:
Shares sold	1,198,589	1,461,172
Shares issued from reinvestment of distributions	65,190	81,985
Shares redeemed	(1,350,894)	(1,401,896)
Net increase (decrease) in shares	(87,115)	141,261

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$26.22		$25.72	$26.24	$25.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.91		1.05	.97	.95	.49
Net gain (loss) on investments (realized and unrealized)	(.02)		1.09	(.77)	(.32)	.12
Total from investment operations	.89		2.14	.20	.63	.61
Less distributions from:
Net investment income	(.85)		(1.56)	(.67)	—	—
Net realized gains	—		(.08)	(.05)	—	—
Total distributions	(.85)		(1.64)	(.72)	—	—
Net asset value, end of period	$26.26		$26.22	$25.72	$26.24	$25.61

Total Return[c]	3.46%		8.56%	0.73%	2.38%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,038		$53,245	$48,598	$45,837	$46,343
Ratios to average net assets:
Net investment income (loss)	3.44%		4.06%	3.66%	3.65%	2.81%
Total expenses	1.28%		1.22%	1.27%	1.24%	1.35%[e]
Net expenses[d,f]	1.18	%g	1.18%	1.17%	1.16%	1.17%
Portfolio turnover rate	57%		71%	73%	90%	53%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
1.15%	1.15%	1.15%	1.15%	1.15%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement is 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2017.

For the year ended December 31, 2017, Series J (StylePlus—Mid Growth Series) returned 24.67%, compared with the 25.27% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the Russell Midcap Growth Index for the one-year period ended December 31, 2017. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (ABS), investment-grade corporates, and non-agency residential mortgage-backed securities (NA RMBS) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Consumer Staples and Industrials sectors and most underweight the Consumer Discretionary and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	27.0%
Guggenheim Strategy Fund III	25.8%
Guggenheim Strategy Fund II	14.2%
Guggenheim Strategy Fund I	9.2%
DXC Technology Co.	0.4%
Parker-Hannifin Corp.	0.4%
Edwards Lifesciences Corp.	0.4%
United Rentals, Inc.	0.3%
Roper Technologies, Inc.	0.3%
Fidelity National Information Services, Inc.	0.3%
Top Ten Total	78.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	24.67%	14.84%	9.03%
Russell Midcap Growth Index	25.27%	15.30%	9.10%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.3%

Consumer, Non-cyclical - 8.0%
Edwards Lifesciences Corp.*	6,203	$699,140
United Rentals, Inc.*	3,611	620,767
Dr Pepper Snapple Group, Inc.	5,785	561,492
Kellogg Co.	8,156	554,445
WellCare Health Plans, Inc.*	2,319	466,374
Quanta Services, Inc.*	11,041	431,814
HCA Healthcare, Inc.*	4,893	429,801
IQVIA Holdings, Inc.*	4,370	427,823
CoreLogic, Inc.*	9,192	424,762
Sysco Corp.	6,981	423,956
General Mills, Inc.	7,135	423,034
QIAGEN N.V.	13,362	413,287
Campbell Soup Co.	8,582	412,880
Incyte Corp.*	4,345	411,515
Zoetis, Inc.	5,702	410,772
Kimberly-Clark Corp.	3,370	406,624
Humana, Inc.	1,637	406,091
McKesson Corp.	2,538	395,801
Baxter International, Inc.	5,967	385,707
Teleflex, Inc.	1,491	370,991
AmerisourceBergen Corp. — Class A	3,917	359,659
Illumina, Inc.*	1,598	349,147
Performance Food Group Co.*	10,401	344,273
Euronet Worldwide, Inc.*	4,027	339,355
Church & Dwight Company, Inc.	6,757	338,999
Spectrum Brands Holdings, Inc.	2,971	333,940
Western Union Co.	15,698	298,419
BioMarin Pharmaceutical, Inc.*	3,332	297,115
Kroger Co.	10,433	286,386
FleetCor Technologies, Inc.*	1,141	219,563
Bioverativ, Inc.*	3,900	210,288
Global Payments, Inc.	2,042	204,690
Regeneron Pharmaceuticals, Inc.*	539	202,642
Live Nation Entertainment, Inc.*	4,750	202,207
TreeHouse Foods, Inc.*	3,880	191,905
Henry Schein, Inc.*	2,656	185,601
Herbalife Ltd.*	2,608	176,614
Vantiv, Inc. — Class A*	2,321	170,710
Catalent, Inc.*	3,625	148,915
Gartner, Inc.*	1,209	148,888
McCormick & Company, Inc.	1,402	142,878
ResMed, Inc.	1,596	135,165
Booz Allen Hamilton Holding Corp.	3,338	127,278
Centene Corp.*	1,255	126,604
Sabre Corp.	6,079	124,620
Alnylam Pharmaceuticals, Inc.*	906	115,107
Pilgrim’s Pride Corp.*	3,605	111,971
Total Consumer, Non-cyclical		14,970,015

Industrial - 4.4%
Parker-Hannifin Corp.	3,554	709,308
Roper Technologies, Inc.	2,389	618,751
Ingersoll-Rand plc	6,128	546,556
XPO Logistics, Inc.*	5,470	500,997
Hubbell, Inc.	3,638	492,367
Xylem, Inc.	6,951	474,058
Snap-on, Inc.	2,533	441,502
Stanley Black & Decker, Inc.	2,534	429,994
AMETEK, Inc.	5,822	421,920
Tech Data Corp.*	4,225	413,923
Agilent Technologies, Inc.	6,007	402,289
Zebra Technologies Corp. — Class A*	3,561	369,632
J.B. Hunt Transport Services, Inc.	3,178	365,407
Dover Corp.	3,389	342,255
Cummins, Inc.	1,871	330,493
Energizer Holdings, Inc.	5,311	254,822
Deere & Co.	1,382	216,297
Masco Corp.	4,104	180,330
MasTec, Inc.*	3,594	175,926
Stericycle, Inc.*	2,424	164,808
TransDigm Group, Inc.	532	146,098
CH Robinson Worldwide, Inc.	1,475	131,408
Fortive Corp.	1,584	114,602
Total Industrial		8,243,743

Technology - 3.4%
DXC Technology Co.	7,555	716,969
Fidelity National Information Services, Inc.	6,552	616,478
Dell Technologies Incorporated Class V — Class V*	7,268	590,743
NetApp, Inc.	9,381	518,957
KLA-Tencor Corp.	3,999	420,175
First Data Corp. — Class A*	24,189	404,198
j2 Global, Inc.	5,193	389,631
Western Digital Corp.	4,528	360,112
Analog Devices, Inc.	3,827	340,718
ON Semiconductor Corp.*	15,856	332,025
CSRA, Inc.	9,977	298,512
Lam Research Corp.	1,603	295,064
Microchip Technology, Inc.	3,184	279,810
NCR Corp.*	7,502	254,993
ServiceNow, Inc.*	1,540	200,800
Skyworks Solutions, Inc.	2,090	198,445
Teradyne, Inc.	2,986	125,024
Cerner Corp.*	1,757	118,404
Total Technology		6,461,058

Consumer, Cyclical - 2.1%
Alaska Air Group, Inc.	5,861	430,842
Lear Corp.	2,385	421,334
American Airlines Group, Inc.	8,082	420,506
Lions Gate Entertainment Corp. — Class A*	12,041	407,106
Southwest Airlines Co.	5,606	366,913
BorgWarner, Inc.	5,277	269,602
Allison Transmission Holdings, Inc.	5,225	225,041
Liberty Interactive Corporation QVC Group — Class A*	8,952	218,608
WW Grainger, Inc.	914	215,933
Toll Brothers, Inc.	3,708	178,058
Whirlpool Corp.	955	161,051

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Harley-Davidson, Inc.	2,977	$151,470
HD Supply Holdings, Inc.*	3,162	126,575
Aptiv plc	1,363	115,623
WABCO Holdings, Inc.*	795	114,083
Hasbro, Inc.	1,192	108,341
Delphi Technologies plc*	454	23,821
Total Consumer, Cyclical		3,954,907

Communications - 1.4%
Omnicom Group, Inc.	8,390	611,044
Expedia, Inc.	3,766	451,054
Palo Alto Networks, Inc.*	2,607	377,858
DISH Network Corp. — Class A*	3,805	181,689
Symantec Corp.	6,168	173,074
CommScope Holding Company, Inc.*	4,072	154,044
Nexstar Media Group, Inc. — Class A	1,902	148,736
CBS Corp. — Class B	2,493	147,087
AMC Networks, Inc. — Class A*	2,355	127,358
Interpublic Group of Companies, Inc.	6,013	121,222
LogMeIn, Inc.	1,034	118,393
Total Communications		2,611,559

Financial - 0.6%
Alliance Data Systems Corp.	2,311	585,792
Air Lease Corp. — Class A	9,285	446,516
Digital Realty Trust, Inc. REIT	974	110,938
Total Financial		1,143,246

Basic Materials - 0.2%
International Paper Co.	2,833	164,144
Univar, Inc.*	4,057	125,605
Total Basic Materials		289,749

Diversified - 0.1%
HRG Group, Inc.*	15,186	257,403

Energy - 0.1%
ONEOK, Inc.	2,275	121,599
Tellurian, Inc.*	5,181	50,463
Total Energy		172,062

Total Common Stocks
(Cost $35,426,843)		38,103,742

MUTUAL FUNDS† - 76.2%
Guggenheim Variable Insurance Strategy Fund III[1]	2,021,193	50,752,162
Guggenheim Strategy Fund III[1]	1,938,467	48,500,456
Guggenheim Strategy Fund II1	1,067,862	26,707,218
Guggenheim Strategy Fund I1	688,247	17,247,482
Total Mutual Funds
(Cost $142,573,009)		143,207,318

MONEY MARKET FUND† - 3.5%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[2]	6,495,312	6,495,312
Total Money Market Fund
(Cost $6,495,312)		6,495,312

Total Investments - 100.0%
(Cost $184,495,164)		$187,806,372
Other Assets & Liabilities, net - 0.0%		90,705
Total Net Assets - 100.0%		$187,897,077

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	6	Mar 2018	$1,141,440	$5,770
S&P 500 Index Mini Futures Contracts	3	Mar 2018	401,663	1,985
NASDAQ-100 Index Mini Futures Contracts	3	Mar 2018	384,615	(382)
			$1,927,718	$7,373

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Morgan Stanley Capital Services, Inc.	Russell Midcap Growth Index	1.62%	At Maturity	04/04/18	151,938	$147,430,805	$8,331,262

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES J (STYLEPLUS—MID GROWTH SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,103,742	$—	$—	$—	$—	$38,103,742
Equity Futures Contracts	—	7,755	—	—	—	7,755
Equity Index Swap Agreements	—	—	—	8,331,262	—	8,331,262
Money Market Fund	6,495,312	—	—	—	—	6,495,312
Mutual Funds	143,207,318	—	—	—	—	143,207,318
Total Assets	$187,806,372	$7,755	$—	$8,331,262	$—	$196,145,389

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$382	$—	$—	$—	$382

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$23,566,676	$2,866,202	$(9,249,977)	$102,081	$(37,500)	$17,247,482	688,247	$420,727	$6,521
Guggenheim Strategy Fund II	31,890,964	734,979	(5,999,991)	23.971	57,295	26,707,218	1,067,862	722,806	14,207
Guggenheim Strategy Fund III	31,629,271	16,807,302	—	—	63,883	48,500,456	1,938,467	1,097,493	11,797
Guggenheim Variable Insurance Strategy Fund III	42,142,748	8,469,554	—	—	139,860	50,752,162	2,021,193	1,200,550	—
	$129,229,659	$28,878,037	$(15,249,968)	$126,052	$223,538	$143,207,318		$3,441,576	$32,525

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $41,922,155)	$44,599,054
Investments in affiliated issuers, at value (cost $142,573,009)	143,207,318
Cash	473,417
Segregated cash with broker	193,300
Unrealized appreciation on swap agreements	8,331,262
Prepaid expenses	6,839
Receivables:
Dividends	268,680
Fund shares sold	159,870
Interest	4,868
Total assets	197,244,608

Liabilities:
Segregated cash due to broker	8,691,586
Payable for:
Securities purchased	251,961
Swap settlement	180,488
Management fees	76,249
Distribution and service fees	39,773
Fund shares redeemed	38,837
Fund accounting/administration fees	12,727
Variation margin	10,312
Transfer agent/maintenance fees	2,002
Trustees’ fees*	265
Miscellaneous	43,331
Total liabilities	9,347,531
Commitments and contingent liabilities (Note 13)	—
Net assets	$187,897,077

Net assets consist of:
Paid in capital	$155,215,953
Undistributed net investment income	2,212,489
Accumulated net realized gain on investments	18,818,792
Net unrealized appreciation on investments	11,649,843
Net assets	$187,897,077
Capital shares outstanding	3,141,012
Net asset value per share	$59.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$392,379
Dividends from securities of affiliated issuers	3,441,576
Interest	46,910
Total investment income	3,880,865

Expenses:
Management fees	1,328,553
Distribution and service fees	301,028
Transfer agent/maintenance fees	25,478
Fund accounting/administration fees	141,714
Printing expenses	109,691
Line of credit fees	22,423
Custodian fees	14,113
Interest expense	10,524
Trustees’ fees*	8,541
Miscellaneous	49,996
Total expenses	2,012,061
Less:
Expenses reimbursed by Adviser	(33,296)
Expenses waived by Adviser	(309,433)
Total waived expenses	(342,729)
Net expenses	1,669,332
Net investment income	2,211,533

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,966,531
Investments in affiliated issuers	126,052
Distributions received from affiliated investment company shares	32,525
Swap agreements	21,264,468
Futures contracts	571,135
Net realized gain	25,960,711
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,296,808
Investments in affiliated issuers	223,538
Swap agreements	8,348,372
Futures contracts	28,606
Net change in unrealized appreciation (depreciation)	10,897,324
Net realized and unrealized gain	36,858,035
Net increase in net assets resulting from operations	$39,069,568

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,211,533	$1,630,923
Net realized gain on investments	25,960,711	5,193,669
Net change in unrealized appreciation (depreciation) on investments	10,897,324	4,630,696
Net increase in net assets resulting from operations	39,069,568	11,455,288

Distributions to shareholders from:
Net investment income	(1,631,486)	(1,026,057)
Net realized gains	—	(863,754)
Total distributions to shareholders	(1,631,486)	(1,889,811)

Capital share transactions:
Proceeds from sale of shares	7,756,999	26,528,321
Distributions reinvested	1,631,486	1,889,811
Cost of shares redeemed	(25,743,335)	(19,178,723)
Net increase (decrease) from capital share transactions	(16,354,850)	9,239,409
Net increase in net assets	21,083,232	18,804,886

Net assets:
Beginning of year	166,813,845	148,008,959
End of year	$187,897,077	$166,813,845
Undistributed net investment income at end of year	$2,212,489	$1,632,442

Capital share activity:
Shares sold	144,774	546,859
Shares issued from reinvestment of distributions	30,146	39,878
Shares redeemed	(478,624)	(420,205)
Net increase (decrease) in shares	(303,704)	166,532

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$48.43	$45.15	$49.12	$43.45		$33.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.52	.31	.49		.06
Net gain (loss) on investments (realized and unrealized)	11.22	3.37	(.10)	5.18		10.10
Total from investment operations	11.89	3.89	.21	5.67		10.16
Less distributions from:
Net investment income	(.50)	(.33)	(.56)	—		—
Net realized gains	—	(.28)	(3.62)	—		—
Total distributions	(.50)	(.61)	(4.18)	—		—
Net asset value, end of period	$59.82	$48.43	$45.15	$49.12		$43.45

Total Return[b]	24.67%	8.65%	(0.08%)	13.05%		30.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,897	$166,814	$148,009	$163,066		$157,131
Ratios to average net assets:
Net investment income (loss)	1.25%	1.14%	0.63%	1.06%		0.17%
Total expenses[c]	1.14%	0.95%	0.97%	0.98%		0.98%
Net expenses	0.94%[d,e]	0.95%	0.97%	0.96	%d	0.98%[d]
Portfolio turnover rate	49%	57%	70%	100%		245%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.92%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the Series N (Managed Asset Allocation Series) returned 14.39%, outperforming its weighted benchmark that is 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 14.20%. The S&P 500 Index returned 21.83% over the year and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

2017 saw equity markets performing extremely well. The market was nearing a record for the longest period without a 5% correction, volatility was incredibly low and there was no sign of recession. Despite these factors, the Federal Reserve raised interest rates three times.

All markets in which the Fund invested contributed to performance. Among them, international equities outperformed U.S. equities, and equities greatly outperformed bonds. Our dynamically managed tactical strategies enhanced the returns, helping the Fund outperform the benchmark.

The best-performing holdings were an MSCI EAFE ETF and related futures, and S&P 500 Index futures and ETFs. Bond futures and ETFs made smaller contributions to performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	17.5%
Vanguard S&P 500 ETF	17.2%
Guggenheim Variable Insurance Strategy Fund III	17.0%
iShares Core U.S. Aggregate Bond ETF	15.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	8.0%
Guggenheim Strategy Fund III	7.6%
iShares Core S&P Mid-Capital ETF	5.6%
iShares MSCI EAFE ETF	4.1%
Guggenheim Strategy Fund II	3.4%
Guggenheim Strategy Fund I	1.9%
Top Ten Total	97.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	14.39%	8.58%	5.69%
Blended Index**	14.20%	10.25%	6.98%
S&P 500 Index	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 67.7%
SPDR S&P 500 ETF Trust	33,461	$8,929,403
Vanguard S&P 500 ETF	35,765	8,772,797
iShares Core U.S. Aggregate Bond ETF	71,658	7,834,369
iShares iBoxx $ Investment Grade Corporate Bond ETF	33,379	4,057,551
iShares Core S&P Mid-Capital ETF	15,185	2,881,809
iShares MSCI EAFE ETF	29,742	2,091,160
iShares Core S&P 500 ETF	2	538
Total Exchange-Traded Funds
(Cost $24,149,277)		34,567,627

MUTUAL FUNDS† - 29.9%
Guggenheim Variable Insurance Strategy Fund III[1]	346,692	8,705,430
Guggenheim Strategy Fund III[1]	155,258	3,884,546
Guggenheim Strategy Fund II1	69,352	1,734,496
Guggenheim Strategy Fund I1	38,936	975,735
Total Mutual Funds
(Cost $15,222,319)		15,300,207

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Prime Cash Management Institutional Class 1.11%[2]	778,577	778,577
Total Money Market Fund
(Cost $778,577)		778,577

	Face Amount

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
1.31% due 04/19/18[3,4,5]	$400,000	398,341
Total U.S. Treasury Bills
(Cost $398,410)		398,341

Total Investments - 99.9%
(Cost $40,548,583)		$51,044,752
Other Assets & Liabilities, net - 0.1%		35,403
Total Net Assets - 100.0%		$51,080,155

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	60	Mar 2018	$6,138,300	$114,501
Russell 2000 Index Mini Futures Contracts	29	Mar 2018	2,228,795	19,706
S&P 500 Index Mini Futures Contracts	10	Mar 2018	1,338,875	15,116
Hang Seng Index Futures Contracts††	1	Jan 2018	191,450	3,958
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2018	380,480	3,007
FTSE 100 Index Futures Contracts††	1	Mar 2018	101,854	1,343
S&P/TSX 60 IX Index Futures Contracts	2	Mar 2018	304,711	438
SPI 200 Index Futures Contracts††	1	Mar 2018	117,406	(268)
CAC 40 10 Euro Index Futures Contracts	2	Jan 2018	127,151	(2,394)
			$10,929,022	$155,407

Interest Rate Futures Contracts Purchased†
U.S. Treasury 2 Year Note Futures Contracts	20	Mar 2018	$4,281,875	$(8,781)
U.S. Treasury 10 Year Note Futures Contracts	60	Mar 2018	7,440,000	(43,226)
			$11,721,875	$(52,007)

Equity Futures Contracts Sold Short†
DAX Index Futures Contracts	1	Mar 2018	$385,603	$8,979
Nikkei 225 (CME) Index Futures Contracts	2	Mar 2018	227,750	(2,807)
			$613,353	$6,172

Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	1	Mar 2018	$111,331	$(371)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES N (MANAGED ASSET ALLOCATION SERIES)

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2017.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$161,747	$—	$5,301	$—	$167,048
Exchange-Traded Funds	34,567,627	—	—	—	—	34,567,627
Money Market Fund	778,577	—	—	—	—	778,577
Mutual Funds	15,300,207	—	—	—	—	15,300,207
U.S. Treasury Bills	—	—	398,341	—	—	398,341
Total Assets	$50,646,411	$161,747	$398,341	$5,301	$—	$51,211,800

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts	$—	$371	$—	$—	$—	$371
Equity Futures Contracts	—	5,201	—	268	—	5,469
Interest Rate Futures Contracts	—	52,007	—	—	—	52,007
Total Liabilities	$—	$57,579	$—	$268	$—	$57,847

*	Other financial instruments include futures contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$953,501	$19,956	$—	$—	$2,278	$975,735	38,936	$19,616	$369
Guggenheim Strategy Fund II	1,687,827	42,626	—	—	4,043	1,734,496	69,352	41,795	923
Guggenheim Strategy Fund III	3,770,765	106,223	—	—	7,558	3,884,546	155,258	105,605	945
Guggenheim Variable Insurance Strategy Fund III	9,523,812	251,352	(1,100,000)	5,179	25,087	8,705,430	346,692	252,171	—
	$15,935,905	$420,157	$(1,100,000)	$5,179	$38,966	$15,300,207		$419,187	$2,237

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $25,326,264)	$35,744,545
Investments in affiliated issuers, at value (cost $15,222,319)	15,300,207
Foreign currency, at value (cost $7,462)	7,464
Segregated cash with broker	80,494
Prepaid expenses	2,180
Receivables:
Dividends	72,009
Fund shares sold	30,442
Interest	480
Total assets	51,237,821

Liabilities:
Overdraft due to custodian bank	3,987
Payable for:
Fund shares redeemed	58,444
Securities purchased	27,587
Management fees	17,321
Distribution and service fees	10,826
Variation margin	9,767
Fund accounting/administration fees	3,464
Transfer agent/maintenance fees	2,137
Trustees’ fees*	1,706
Miscellaneous	22,427
Total liabilities	157,666
Commitments and contingent liabilities (Note 13)	—
Net assets	$51,080,155

Net assets consist of:
Paid in capital	$36,477,857
Undistributed net investment income	670,851
Accumulated net realized gain on investments	3,326,069
Net unrealized appreciation on investments	10,605,378
Net assets	$51,080,155
Capital shares outstanding	1,612,601
Net asset value per share	$31.68

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $787)	$754,551
Dividends from securities of affiliated issuers	419,187
Interest	6,749
Total investment income	1,180,487

Expenses:
Management fees	251,338
Distribution and service fees	85,950
Transfer agent/maintenance fees	25,151
Fund accounting/administration fees	41,513
Printing expenses	37,299
Professional fees	27,999
Line of credit fees	11,063
Trustees’ fees*	10,445
Custodian fees	1,941
Miscellaneous	16,597
Total expenses	509,296
Net investment income	671,191

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,088,097
Investments in affiliated issuers	5,179
Distributions received from affiliated investment company shares	2,237
Futures contracts	1,620,489
Foreign currency transactions	(340)
Net realized gain	3,715,662
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,222,013
Investments in affiliated issuers	38,966
Futures contracts	325,904
Foreign currency translations	572
Net change in unrealized appreciation (depreciation)	2,587,455
Net realized and unrealized gain	6,303,117
Net increase in net assets resulting from operations	$6,974,308

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$671,191	$763,700
Net realized gain on investments	3,715,662	1,487,814
Net change in unrealized appreciation (depreciation) on investments	2,587,455	1,886,647
Net increase in net assets resulting from operations	6,974,308	4,138,161

Distributions to shareholders from:
Net investment income	(765,756)	(633,385)
Net realized gains	(1,098,079)	(1,011,391)
Total distributions to shareholders	(1,863,835)	(1,644,776)

Capital share transactions:
Proceeds from sale of shares	2,133,618	5,178,125
Distributions reinvested	1,863,835	1,644,776
Cost of shares redeemed	(10,867,437)	(9,105,176)
Net decrease from capital share transactions	(6,869,984)	(2,282,275)
Net increase (decrease) in net assets	(1,759,511)	211,110

Net assets:
Beginning of year	52,839,666	52,628,556
End of year	$51,080,155	$52,839,666
Undistributed net investment income at end of year	$670,851	$765,756

Capital share activity:
Shares sold	69,813	188,808
Shares issued from reinvestment of distributions	62,107	58,222
Shares redeemed	(357,732)	(327,120)
Net decrease in shares	(225,812)	(80,090)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$28.74	$27.43	$27.67	$25.93	$22.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.40	.32	.23	.08
Net gain (loss) on investments (realized and unrealized)	3.68	1.78	(.28)	1.51	3.17
Total from investment operations	4.07	2.18	.04	1.74	3.25
Less distributions from:
Net investment income	(.46)	(.33)	(.28)	—	—
Net realized gains	(.67)	(.54)	—	—	—
Total distributions	(1.13)	(.87)	(.28)	—	—
Net asset value, end of period	$31.68	$28.74	$27.43	$27.67	$25.93

Total Return[b]	14.39%	8.01%	0.11%	6.71%	14.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,080	$52,840	$52,629	$60,319	$65,375
Ratios to average net assets:
Net investment income (loss)	1.29%	1.42%	1.14%	0.87%	0.32%
Total expenses[c]	0.98%	0.92%	0.94%	0.93%	1.07%
Portfolio turnover rate	1%	6%	3%	14%	3%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CAP, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the Series O (All Cap Value Series) returned 14.77%, compared with the Russell 3000® Value Index, which returned 13.19%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, although allocation decisions helped in nine of 11 sectors. The largest positive impact relative to the benchmark was selection in the Industrials and Consumer Discretionary sectors. On the negative side, the largest impact was selection in the Energy and Information Technology sectors.

The top individual contributors on an absolute basis were financial services companies JPMorgan Chase & Co. and Bank of America Corp., followed by homebuilder D.R. Horton, Inc. The strategy’s asset-sensitive bank holdings performed well as short term interest rates were hiked three times during the period. The Fund also benefited from weighting and selection in the homebuilding industry.

The leading individual detractors from the Fund’s return on an absolute basis included Whiting Petroleum Corp., General Electric Co., and TreeHouse Foods, Inc. General Electric has been changing its business strategy, while volatility in oil prices over the period was a factor in performance of energy names.

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Financials and Telecommunications Services, and overweights in Materials and Utilities. Only the Financial underweight detracted from performance.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed in the middle of the year, helped by talk of tax cuts and a solid U.S. economy. The market has remained resilient and buoyant.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.8%
Chevron Corp.	2.4%
Berkshire Hathaway, Inc. — Class B	2.3%
Bank of America Corp.	2.1%
Citigroup, Inc.	1.7%
Exxon Mobil Corp.	1.6%
WestRock Co.	1.5%
Intel Corp.	1.5%
Wells Fargo & Co.	1.4%
Zions Bancorporation	1.4%
Top Ten Total	18.7%

“Ten Largest Holdings” excludes any temporary cash investments.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	14.77%	13.98%	7.34%
Russell 3000 Value Index	13.19%	13.95%	7.19%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.7%

Financial - 29.5%
JPMorgan Chase & Co.	34,186	$3,655,851
Berkshire Hathaway, Inc. — Class B*	15,461	3,064,680
Bank of America Corp.	93,808	2,769,212
Citigroup, Inc.	30,067	2,237,285
Wells Fargo & Co.	31,519	1,912,258
Zions Bancorporation	36,235	1,841,825
Unum Group	26,045	1,429,610
E*TRADE Financial Corp.*	28,274	1,401,542
BB&T Corp.	24,850	1,235,542
T. Rowe Price Group, Inc.	11,208	1,176,055
KeyCorp	53,394	1,076,957
SunTrust Banks, Inc.	16,269	1,050,815
Allstate Corp.	8,427	882,391
Wintrust Financial Corp.	10,710	882,183
Welltower, Inc. REIT	11,694	745,726
Charles Schwab Corp.	14,351	737,211
Huntington Bancshares, Inc.	49,943	727,170
Morgan Stanley	13,288	697,221
Piedmont Office Realty Trust, Inc. — Class A REIT	35,550	697,135
Liberty Property Trust REIT	14,664	630,699
Equity Commonwealth REIT*	20,007	610,414
Radian Group, Inc.	27,464	566,033
Alleghany Corp.*	913	544,230
Omega Healthcare Investors, Inc. REIT	19,665	541,574
Assured Guaranty Ltd.	14,213	481,394
Alexandria Real Estate Equities, Inc. REIT	3,623	473,128
Umpqua Holdings Corp.	21,504	447,283
Regions Financial Corp.	25,781	445,496
Prosperity Bancshares, Inc.	6,280	440,040
Host Hotels & Resorts, Inc. REIT	22,000	436,700
Howard Hughes Corp.*	2,937	385,540
American International Group, Inc.	6,175	367,907
Sun Communities, Inc. REIT	3,823	354,698
Cousins Properties, Inc. REIT	37,705	348,771
Federated Investors, Inc. — Class B	9,657	348,425
AmTrust Financial Services, Inc.	34,448	346,892
EastGroup Properties, Inc. REIT	3,607	318,787
IBERIABANK Corp.	3,994	309,535
CoreCivic, Inc. REIT	13,156	296,010
National Storage Affiliates Trust REIT	9,992	272,382
Loews Corp.	5,342	267,260
Lexington Realty Trust REIT	24,950	240,767
Camden Property Trust REIT	2,492	229,413
First Industrial Realty Trust, Inc. REIT	7,101	223,468
LaSalle Hotel Properties REIT	7,771	218,132
Physicians Realty Trust REIT	12,116	217,967
Redwood Trust, Inc. REIT	14,379	213,097
Rayonier, Inc. REIT	6,647	210,245
Hartford Financial Services Group, Inc.	2,687	151,224
Customers Bancorp, Inc.*	3,193	82,986
Total Financial		39,241,166

Consumer, Non-cyclical - 15.4%
Pfizer, Inc.	47,521	1,721,211
Johnson & Johnson	11,726	1,638,357
Merck & Company, Inc.	26,028	1,464,596
Hormel Foods Corp.	35,806	1,302,980
Procter & Gamble Co.	13,284	1,220,534
Bunge Ltd.	15,143	1,015,793
Tyson Foods, Inc. — Class A	10,038	813,781
Express Scripts Holding Co.*	10,416	777,450
UnitedHealth Group, Inc.	3,364	741,627
Zimmer Biomet Holdings, Inc.	5,953	718,348
United Therapeutics Corp.*	4,833	715,042
HCA Healthcare, Inc.*	7,782	683,571
Quest Diagnostics, Inc.	6,893	678,892
Emergent BioSolutions, Inc.*	12,937	601,183
Archer-Daniels-Midland Co.	14,589	584,727
DaVita, Inc.*	7,079	511,458
Humana, Inc.	1,889	468,604
AmerisourceBergen Corp. — Class A	5,050	463,691
HealthSouth Corp.	8,880	438,761
Medtronic plc	4,720	381,140
Post Holdings, Inc.*	4,500	356,535
Philip Morris International, Inc.	3,180	335,967
Myriad Genetics, Inc.*	9,725	334,005
Ingredion, Inc.	2,346	327,971
Dermira, Inc.*	11,146	309,970
Premier, Inc. — Class A*	9,350	272,926
JM Smucker Co.	2,020	250,965
Eagle Pharmaceuticals, Inc.*	4,416	235,903
Perrigo Company plc	2,614	227,836
SP Plus Corp.*	5,711	211,878
Fresh Del Monte Produce, Inc.	4,180	199,260
Western Union Co.	9,714	184,663
ACCO Brands Corp.*	11,917	145,387
Lannett Company, Inc.*	4,895	113,564
Total Consumer, Non-cyclical		20,448,576

Industrial - 11.8%
WestRock Co.	32,316	2,042,694
Carlisle Companies, Inc.	16,017	1,820,332
Crown Holdings, Inc.*	17,917	1,007,831
Corning, Inc.	26,650	852,533
Owens Corning	9,134	839,780
Republic Services, Inc. — Class A	12,387	837,485
General Electric Co.	39,991	697,843
Crane Co.	7,337	654,607
Eagle Materials, Inc.	4,929	558,455
Eaton Corporation plc	6,518	514,987
Harris Corp.	3,264	462,346
Covenant Transportation Group, Inc. — Class A*	14,889	427,761
Celadon Group, Inc.	66,481	425,478
Snap-on, Inc.	2,221	387,120
Jabil, Inc.	14,718	386,348
Orbital ATK, Inc.	2,899	381,218
Timken Co.	7,189	353,340
FLIR Systems, Inc.	7,190	335,198

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

Dycom Industries, Inc.*	2,827	$315,013
Scorpio Tankers, Inc.	100,999	308,047
Golar LNG Ltd.	10,036	299,173
ITT, Inc.	5,432	289,906
Honeywell International, Inc.	1,721	263,933
GasLog Ltd.	11,633	258,834
US Concrete, Inc.*	2,898	242,418
Owens-Illinois, Inc.*	9,211	204,208
Fabrinet*	5,708	163,820
TriMas Corp.*	4,731	126,554
Greif, Inc. — Class A	2,082	126,128
Kirby Corp.*	1,692	113,026
Total Industrial		15,696,416

Consumer, Cyclical - 10.4%
Wal-Mart Stores, Inc.	17,205	1,698,994
DR Horton, Inc.	26,029	1,329,301
Southwest Airlines Co.	15,990	1,046,545
Goodyear Tire & Rubber Co.	31,296	1,011,174
Lear Corp.	5,295	935,415
JetBlue Airways Corp.*	32,233	720,085
CVS Health Corp.	9,561	693,172
PVH Corp.	4,819	661,215
UniFirst Corp.	3,973	655,148
Target Corp.	9,280	605,520
PACCAR, Inc.	7,199	511,705
American Eagle Outfitters, Inc.	27,047	508,484
MGM Resorts International	14,955	499,347
Carnival Corp.	6,544	434,325
Deckers Outdoor Corp.*	5,402	433,510
CalAtlantic Group, Inc.	6,304	355,483
Caleres, Inc.	10,132	339,219
GMS, Inc.*	7,622	286,892
Asbury Automotive Group, Inc.*	3,567	228,288
Lowe’s Companies, Inc.	2,439	226,681
Penske Automotive Group, Inc.	4,699	224,847
Unifi, Inc.*	5,680	203,742
Movado Group, Inc.	3,618	116,500
Alaska Air Group, Inc.	1,370	100,709
Total Consumer, Cyclical		13,826,301

Energy - 9.9%
Chevron Corp.	25,300	3,167,307
Exxon Mobil Corp.	25,723	2,151,472
Marathon Oil Corp.	81,349	1,377,239
Kinder Morgan, Inc.	74,160	1,340,071
Whiting Petroleum Corp.*	29,857	790,613
Hess Corp.	15,197	721,402
Rowan Companies plc — Class A*	45,411	711,136
Diamondback Energy, Inc.*	4,599	580,624
Concho Resources, Inc.*	3,647	547,852
Valero Energy Corp.	4,932	453,300
Range Resources Corp.	23,400	399,204
Andeavor	3,072	351,253
Oasis Petroleum, Inc.*	31,767	267,160
WildHorse Resource Development Corp.*	6,956	128,060
MRC Global, Inc.*	6,411	108,474
Total Energy		13,095,167

Utilities - 7.4%
Ameren Corp.	24,035	1,417,825
OGE Energy Corp.	35,851	1,179,856
Exelon Corp.	25,408	1,001,329
UGI Corp.	21,026	987,171
Public Service Enterprise Group, Inc.	18,645	960,218
Pinnacle West Capital Corp.	7,141	608,270
Edison International	9,238	584,211
Avista Corp.	10,450	538,071
Portland General Electric Co.	9,624	438,662
SCANA Corp.	10,849	431,573
Black Hills Corp.	6,287	377,912
Duke Energy Corp.	4,420	371,766
Calpine Corp.*	21,488	325,113
AES Corp.	26,885	291,165
ONE Gas, Inc.	3,529	258,534
Total Utilities		9,771,676

Technology - 5.9%
Intel Corp.	42,340	1,954,415
CSRA, Inc.	38,756	1,159,580
Xerox Corp.	25,110	731,956
Qorvo, Inc.*	10,349	689,243
Apple, Inc.	3,896	659,320
VMware, Inc. — Class A*	4,104	514,313
Cray, Inc.*	16,255	393,371
Conduent, Inc.*	19,731	318,853
QUALCOMM, Inc.	4,794	306,912
Maxwell Technologies, Inc.*	46,286	266,607
Cirrus Logic, Inc.*	4,350	225,591
Super Micro Computer, Inc.*	10,581	221,407
Oracle Corp.	4,286	202,642
NCR Corp.*	5,847	198,740
Total Technology		7,842,950

Communications - 4.0%
Cisco Systems, Inc.	44,059	1,687,460
AT&T, Inc.	23,400	909,792
Verizon Communications, Inc.	16,346	865,194
Time Warner, Inc.	4,818	440,702
Ciena Corp.*	19,685	412,007
Finisar Corp.*	17,389	353,866
Infinera Corp.*	50,058	316,867
Viavi Solutions, Inc.*	29,738	259,910
Oclaro, Inc.*	13,238	89,224
Total Communications		5,335,022

Basic Materials - 4.0%
Nucor Corp.	20,695	1,315,788
Reliance Steel & Aluminum Co.	13,676	1,173,264
DowDuPont, Inc.	10,013	713,126
Cabot Corp.	10,518	647,803
Steel Dynamics, Inc.	14,625	630,776
Westlake Chemical Corp.	3,815	406,412

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

LyondellBasell Industries N.V. — Class A	2,274	$250,868
Tahoe Resources, Inc.	24,282	116,311
Total Basic Materials		5,254,348

Diversified - 0.4%
Leucadia National Corp.	19,949	528,449

Total Common Stocks
(Cost $101,174,237)		131,040,071

MONEY MARKET FUND† - 1.2%
Dreyfus Treasury Prime Cash Management Fund Institutional Class 1.11%[1]	1,592,950	1,592,950
Total Money Market Fund
(Cost $1,592,950)		1,592,950

Total Investments - 99.9%
(Cost $102,767,187)		$132,633,021
Other Assets & Liabilities, net - 0.1%		137,852
Total Net Assets - 100.0%		$132,770,873

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$131,040,071	$—	$—	$131,040,071
Money Market Fund	1,592,950	—	—	1,592,950
Total Assets	$132,633,021	$—	$—	$132,633,021

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $102,767,187)	$132,633,021
Cash	252
Prepaid expenses	4,718
Receivables:
Dividends	175,768
Fund shares sold	101,615
Interest	1,196
Total assets	132,916,570

Liabilities:
Payable for:
Management fees	40,115
Distribution and service fees	28,026
Direct shareholders expense	20,436
Fund shares redeemed	19,930
Custodian fees	9,634
Fund accounting/administration fees	8,968
Trustees’ fees*	2,697
Transfer agent/maintenance fees	2,193
Miscellaneous	13,698
Total liabilities	145,697
Commitments and contingent liabilities (Note 13)	—
Net assets	$132,770,873

Net assets consist of:
Paid in capital	$92,402,336
Undistributed net investment income	1,319,993
Accumulated net realized gain on investments	9,182,710
Net unrealized appreciation on investments	29,865,834
Net assets	$132,770,873
Capital shares outstanding	3,691,127
Net asset value per share	$35.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $4,195)	$2,013,932
Interest	15,687
Total investment income	2,029,619

Expenses:
Management fees	900,066
Distribution and service fees	215,381
Recoupment of previously waived fees	6,069
Transfer agent/maintenance fees	25,417
Fund accounting/administration fees	102,865
Printing expenses	91,020
Line of credit fees	23,264
Trustees’ fees*	8,001
Custodian fees	5,404
Miscellaneous	49,409
Total expenses	1,426,896
Less:
Expenses reimbursed by Adviser	(28,260)
Expenses waived by Adviser	(250,231)
Total waived expenses	(278,491)
Net expenses	1,148,405
Net investment income	881,214

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,334,170
Net realized gain	11,334,170
Net change in unrealized appreciation (depreciation) on:
Investments	5,628,145
Net change in unrealized appreciation (depreciation)	5,628,145
Net realized and unrealized gain	16,962,315
Net increase in net assets resulting from operations	$17,843,529

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$881,214	$1,754,221
Net realized gain on investments	11,334,170	9,664,729
Net change in unrealized appreciation (depreciation) on investments	5,628,145	13,190,343
Net increase in net assets resulting from operations	17,843,529	24,609,293

Distributions to shareholders from:
Net investment income	(1,377,356)	(1,790,127)
Net realized gains	(8,869,647)	(4,633,656)
Total distributions to shareholders	(10,247,003)	(6,423,783)

Capital share transactions:
Proceeds from sale of shares	9,056,833	7,733,531
Distributions reinvested	10,247,003	6,423,783
Cost of shares redeemed	(22,496,351)	(24,088,801)
Net decrease from capital share transactions	(3,192,515)	(9,931,487)
Net increase in net assets	4,404,011	8,254,023

Net assets:
Beginning of year	128,366,862	120,112,839
End of year	$132,770,873	$128,366,862
Undistributed net investment income at end of year	$1,319,993	$1,816,135

Capital share activity:
Shares sold	261,539	256,668
Shares issued from reinvestment of distributions	312,504	210,823
Shares redeemed	(653,261)	(796,265)
Net decrease in shares	(79,218)	(328,774)

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$34.05	$29.30	$35.35	$32.85	$24.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.45	.43	.31	.24
Net gain (loss) on investments (realized and unrealized)	4.51	6.01	(1.80)	2.19	7.95
Total from investment operations	4.75	6.46	(1.37)	2.50	8.19
Less distributions from:
Net investment income	(.38)	(.48)	(.33)	(—)[b]	—
Net realized gains	(2.45)	(1.23)	(4.35)	—	—
Total distributions	(2.83)	(1.71)	(4.68)	(—)[b]	—
Net asset value, end of period	$35.97	$34.05	$29.30	$35.35	$32.85

Total Return[c]	14.77%	22.71%	(4.70%)	7.61%	33.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$132,771	$128,367	$120,113	$147,317	$153,702
Ratios to average net assets:
Net investment income (loss)	0.69%	1.48%	1.33%	0.92%	0.81%
Total expenses	1.11%	0.90%	0.92%	0.89%	0.90%
Net expenses	0.89%[d,e,f]	0.90%	0.92%[d]	0.89%[d]	0.90%
Portfolio turnover rate	33%	47%	39%	49%	22%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.88%.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2017.

For the one-year period ended December 31, 2017, the Series P (High Yield Series) returned 6.23%, compared with 7.50% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index.

The credit rally that started in early 2016 continued in 2017, as spreads tightened and optimism surrounding future growth helped equity markets in the US reach record highs. The global macroeconomic backdrop for the foreseeable future remains positive. Chinese growth has stabilized, Europe is improving, and US corporate earnings are rising. Confidence measures remain strong and fixed income markets have benefited as a result of these factors combined with continued demand for yield from global investors. For the year, top performing sectors were Pharmaceuticals (+14.3%) and Chemicals (+11%). In terms of quality, CCC bonds (+10.4%) outperformed BB bonds (+7.3%) and B bonds (+6.5%).

Fundamental factors underlying the corporate sector continue to remain supportive of high-yield corporate bonds. Average leverage ratios and interest coverage ratios improved in 2017 on the back of strong earnings growth. The Fund continues to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. As fundamentals improved, the default rate in the BAML High-Yield index fell from 4.85% in the prior year to just 1.65% currently and credit risk is expected to be benign in 2018.

We view the potential for price appreciation this year to be limited, and therefore expect returns to be roughly in line with coupon rates. The Fund’s allocation to B credits is its largest and the Fund has incrementally added to exposure, versus CCC credits. The Fund maintains a sizeable exposure to BB credits as well. Our research indicates that BB rated bonds have performed well versus other fixed income areas as the Federal Reserve tightens policy. At the end of the period, the Fund was positioned up in quality and exposure to CCC-rated credit was moderated.

The Fund is consistently positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return. Bank loan exposure detracted from fund performance, even though bank loan investments performed well relative to the overall bank loan market. We believe the bank loans are attractive as they are more senior in the capital structure and stand to benefit from rising interest rates. A small exposure to investment grade corporates added to performance as they provided exposure to higher quality credits and benefited from spread tightening.

The fund’s investments in the communications sector contributed positively to performance in the year. The communications sector which is the largest sector in the Bloomberg Barclays High Yield Index was pressured due to soft operating results coupled with weak subscriber trends. This was offset by investments in the energy sector where Fund investments did not keep up with the overall market as West Texas Intermediate oil ended the year at about $60/barrel, the highest level since 2015.

Looking ahead, the 2018 economic outlook is positive. The recent reduction in the corporate tax rate should support earnings and the immediate expensing of capital expenditures could cause a surge in capital spending. However, highly leveraged segments of the fixed-income market may face negative effects from new rules around the tax deductibility of interest expense above certain limits. This change should not impact our Fund significantly, which has been focused on higher-quality borrowers for some time.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Vector Group Ltd., 6.13%	2.2%
MDC Partners, Inc., 6.50%	1.9%
Terraform Global Operating LLC, 9.75%	1.8%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.7%
Eldorado Gold Corp., 6.13%	1.6%
Unit Corp., 6.63%	1.6%
SFR Group S.A., 7.38%	1.5%
Valeant Pharmaceuticals International, Inc., 7.00%	1.5%
FBM Finance, Inc., 8.25%	1.4%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 8.50%	1.4%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series P (High Yield Series)	6.23%	5.71%	7.78%
Bloomberg Barclays U.S. Corporate High Yield Index	7.50%	5.78%	8.03%

Portfolio Composition by Quality Rating[1]
Fixed Income Instruments
AAA	0.3%
AA	0.2%
A	0.5%
BBB	4.8%
BB	41.3%
B	37.9%
CCC	7.3%
NR2	3.2%
Other Instruments	4.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating.

[2]	NR securities do not necessarily indicate low credit quality.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES P (HIGH YIELD SERIES)

		Shares	Value

COMMON STOCKS† - 0.8%

Energy - 0.5%
SandRidge Energy, Inc.*		14,596	$307,540
Approach Resources, Inc.*		12,420	36,763
Titan Energy LLC*		10,783	16,390
Total Energy			360,693

Technology - 0.3%
Aspect Software Parent, Inc.*,†††,1,2		35,351	228,015

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††		2,107	15,276
Aimia, Inc.		5	15
Total Communications			15,291

Diversified - 0.0%
Leucadia National Corp.		247	6,543

Consumer, Non-cyclical - 0.0%
Crimson Wine Group Ltd.*		24	256
MEDIQ, Inc.*,†††,1		92	—
Total Consumer, Non-cyclical			256

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.		1	56
Chorus Aviation, Inc.		3	23
Total Consumer, Cyclical			79

Financial - 0.0%
Adelphia Recovery Trust†††,1		5,270	—

Total Common Stocks
(Cost $2,017,017)			610,877

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
U.S. Shipping Corp.*		24,529	25,756
Total Preferred Stocks
(Cost $625,000)			25,756

WARRANTS†† - 0.0%
Comstock Resources, Inc.
09/06/18		2,406	20,331
Total Warrants
(Cost $20,248)			20,331

EXCHANGE-TRADED FUNDS† - 1.7%
SPDR Bloomberg Barclays High Yield Bond ETF		26,350	967,572
iShares iBoxx $ High Yield Corporate Bond ETF		4,500	392,670
Total Exchange-Traded Funds
(Cost $1,372,954)			1,360,242

MONEY MARKET FUND† - 2.4%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.11%[3]		1,903,364	1,903,364
Total Money Market Fund
(Cost $1,903,364)			1,903,364

		Face Amount~

CORPORATE BONDS†† - 85.2%
Communications - 20.2%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27[4]		$1,100,000	1,083,500
5.00% due 02/01/28[4]		850,000	826,625
DISH DBS Corp.
5.88% due 11/15/24		1,000,000	973,750
7.75% due 07/01/26		500,000	525,625
MDC Partners, Inc.
6.50% due 05/01/24[5]		1,475,000	1,482,375
SFR Group S.A.
7.38% due 05/01/26[4,5]		1,175,000	1,205,844
6.00% due 05/15/22[5]		200,000	202,500
EIG Investors Corp.
10.88% due 02/01/24		1,000,000	1,110,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4,5]		925,000	913,437
Telenet Finance Lux Note
3.50% due 03/01/28	EUR	400,000	479,170
5.50% due 03/01/28		400,000	400,000
Cengage Learning, Inc.
9.50% due 06/15/24[5]		925,000	837,125
CSC Holdings LLC
5.25% due 06/01/24		650,000	640,250
5.50% due 04/15/27[5]		150,000	153,000
Inmarsat Finance plc
4.88% due 05/15/22[5]		625,000	623,437
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP	450,000	619,675
UPCB FINANCE VII LTD
3.62% due 06/15/29	EUR	450,000	540,189
Virgin Media Finance plc
6.38% due 04/15/23[5]		500,000	515,625
Level 3 Financing, Inc.
5.25% due 03/15/26		200,000	196,310
5.38% due 08/15/22		150,000	151,920
5.38% due 01/15/24		100,000	99,875
Sirius XM Radio, Inc.
5.00% due 08/01/27[5]		400,000	401,000
Zayo Group LLC / Zayo Capital, Inc.
5.75% due 01/15/27[5]		350,000	357,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

		Face Amount~	Value

Altice US Finance I Corp.
5.50% due 05/15/26[5]		$300,000	$305,625
Midcontinent Communications / Midcontinent Finance Corp.
6.88% due 08/15/23[5]		250,000	265,313
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20% due 03/15/28		225,000	223,328
Anixter, Inc.
5.50% due 03/01/23		200,000	215,310
Ziggo Secured Finance BV
5.50% due 01/15/27[5]		200,000	198,500
Ziggo Bond Finance BV
5.88% due 01/15/25[5]		200,000	196,500
Nokia Oyj
4.38% due 06/12/27		175,000	172,988
AMC Networks, Inc.
4.75% due 08/01/25		100,000	99,125
Total Communications			16,014,921

Financial - 13.1%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]		655,000	673,831
7.50% due 04/15/21[5]		400,000	414,000
7.25% due 08/15/24[5]		400,000	410,500
6.88% due 04/15/22[5]		400,000	405,000
FBM Finance, Inc.
8.25% due 08/15/21[5]		1,075,000	1,142,188
Kennedy-Wilson, Inc.
5.88% due 04/01/24		1,045,000	1,078,962
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		700,000	708,750
Citigroup, Inc.
6.30% [6,7]		650,000	696,313
GEO Group, Inc.
6.00% due 04/15/26		250,000	256,875
5.88% due 10/15/24		200,000	205,500
Quicken Loans, Inc.
5.25% due 01/15/28[5]		450,000	444,240
Wilton Re Finance LLC
5.88% due 03/30/33[4,5,7]		400,000	423,500
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]		375,000	386,250
American Equity Investment Life Holding Co.
5.00% due 06/15/27		350,000	362,669
CoreCivic, Inc.
4.75% due 10/15/27		350,000	345,625
EPR Properties
5.75% due 08/15/22[4]		300,000	327,144
Jefferies LoanCore LLC / JLC Finance Corp.
6.88% due 06/01/20[5]		300,000	309,000
Goldman Sachs Group, Inc.
5.30% [6,7]		250,000	265,625
Hospitality Properties Trust
4.50% due 03/15/25[4]		250,000	259,484
Capital One Financial Corp.
3.75% due 07/28/26[4]		250,000	248,949
USIS Merger Sub, Inc.
6.88% due 05/01/25[5]		225,000	227,250
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[5]		200,000	206,500
NFP Corp.
6.88% due 07/15/25[5]		200,000	201,500
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[5]		180,000	184,050
SBA Communications Corp.
4.00% due 10/01/22		125,000	125,156
iStar, Inc.
5.25% due 09/15/22		85,000	85,531
Total Financial			10,394,392

Energy - 12.7%
Unit Corp.
6.63% due 05/15/21		1,225,000	1,234,188
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[4]		1,100,000	1,130,250
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21		625,000	421,875
8.00% due 12/01/20		505,000	388,850
CNX Resources Corp.
8.00% due 04/01/23		450,000	482,400
5.88% due 04/15/22		200,000	204,250
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		625,000	671,875
Alta Mesa Holdings Limited Partnership / Alta Mesa Finance Services Corp.
7.88% due 12/15/24		600,000	657,750
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[5]		575,000	599,265
PDC Energy, Inc.
5.75% due 05/15/26		450,000	461,250
6.13% due 09/15/24		50,000	51,750
Gibson Energy, Inc.
5.25% due 07/15/24[5]	CAD	600,000	480,238
Comstock Resources, Inc.
10.00% due 03/15/20		400,000	412,500
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00% due 02/15/25[5]		400,000	292,000
6.38% due 06/15/23		205,000	110,700
Antero Resources Corp.
5.63% due 06/01/23		350,000	364,000

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

		Face Amount~	Value

Pattern Energy Group, Inc.
5.88% due 02/01/24[5]		$325,000	$341,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25		275,000	277,307
Callon Petroleum Co.
6.13% due 10/01/24		250,000	257,500
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25		200,000	216,750
SRC Energy, Inc.
6.25% due 12/01/25		200,000	204,500
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.75% due 04/01/25		175,000	180,687
NuStar Logistics, LP
5.63% due 04/28/27		150,000	152,625
Trinidad Drilling Ltd.
6.63% due 02/15/25[5]		150,000	142,500
QEP Resources, Inc.
5.63% due 03/01/26		65,000	65,894
5.38% due 10/01/22		50,000	51,125
Murphy Oil Corp.
5.75% due 08/15/25		100,000	102,250
Whiting Petroleum Corp.
5.75% due 03/15/21		75,000	76,969
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[8,9]		173,733	19,111
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[8]		750,000	900
8.63% due 10/15/20[8]		250,000	312
Total Energy			10,052,821

Consumer, Non-cyclical - 11.7%
Vector Group Ltd.
6.13% due 02/01/25[4,5]		1,700,000	1,759,500
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[5]		1,100,000	1,177,000
5.50% due 11/01/25[5]		200,000	203,500
6.50% due 03/15/22[5]		150,000	157,500
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22		900,000	941,625
Post Holdings, Inc.
5.63% due 01/15/28[5]		500,000	502,650
5.50% due 03/01/25[5]		200,000	207,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5]		675,000	680,063
WEX, Inc.
4.75% due 02/01/23[5]		500,000	510,625
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]		510,000	492,150
Halyard Health, Inc.
6.25% due 10/15/22		425,000	439,875
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc / Albertson’s LLC
6.63% due 06/15/24		300,000	284,250
5.75% due 03/15/25		100,000	90,200
Avantor, Inc.
6.00% due 10/01/24[5]		200,000	199,250
4.75% due 10/01/24	EUR	100,000	119,620
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[5]		300,000	300,750
Tenet Healthcare Corp.
4.63% due 07/15/24		250,000	243,750
Beverages & More, Inc.
11.50% due 06/15/22[5]		250,000	230,000
Acadia Healthcare Company, Inc.
6.50% due 03/01/24		200,000	208,000
HCA, Inc.
5.50% due 06/15/47		200,000	199,500
AMN Healthcare, Inc.
5.13% due 10/01/24[5]		175,000	180,250
Central Garden & Pet Co.
5.13% due 02/01/28		100,000	100,000
Teleflex, Inc.
4.63% due 11/15/27		75,000	75,641
Total Consumer, Non-cyclical			9,302,699

Consumer, Cyclical - 9.8%
WMG Acquisition Corp.
6.75% due 04/15/22[4,5]		815,000	851,675
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[5]		600,000	609,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[5]		550,000	566,500
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[4]		375,000	372,187
5.88% due 11/15/26[4]		150,000	147,750
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22		550,000	508,750
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[4]		450,000	412,875
6.50% due 05/01/21		100,000	93,625
Delphi Technologies plc
5.00% due 10/01/25[5]		500,000	506,250
Carrols Restaurant Group, Inc.
8.00% due 05/01/22		450,000	473,625
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		400,000	415,000
Suburban Propane Partners, LP / Suburban Energy Finance Corp.
5.50% due 06/01/24		350,000	346,500
L Brands, Inc.
7.60% due 07/15/37		175,000	178,937
6.75% due 07/01/36		150,000	150,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

		Face Amount~	Value

Tesla, Inc.
5.30% due 08/15/25[5]		$325,000	$310,375
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27		300,000	293,250
Interval Acquisition Corp.
5.63% due 04/15/23		250,000	258,750
Titan International, Inc.
6.50% due 11/30/23		250,000	254,375
Mattel, Inc.
6.75% due 12/31/25[5]		225,000	228,026
PetSmart, Inc.
5.88% due 06/01/25[5]		275,000	211,063
CalAtlantic Group, Inc.
5.00% due 06/15/27		170,000	176,375
Beacon Escrow Corp.
4.88% due 11/01/25[5]		160,000	160,600
Wabash National Corp.
5.50% due 10/01/25[5]		115,000	115,863
Allison Transmission, Inc.
4.75% due 10/01/27[5]		100,000	100,625
Williams Scotsman International, Inc.
7.88% due 12/15/22[5]		60,000	61,800
Total Consumer, Cyclical			7,803,776

Industrial - 7.5%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4,5]		1,000,000	1,073,700
Novelis Corp.
5.88% due 09/30/26[5]		700,000	714,000
6.25% due 08/15/24[5]		150,000	157,125
Standard Industries, Inc.
4.75% due 01/15/28[5]		650,000	651,501
5.00% due 02/15/27[5]		100,000	102,250
Amsted Industries, Inc.
5.38% due 09/15/24[5]		650,000	676,000
Tutor Perini Corp.
6.88% due 05/01/25[5]		475,000	510,625
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]		400,000	438,000
BWAY Holding Co.
5.50% due 04/15/24[5]		350,000	364,000
Jeld-Wen, Inc.
4.88% due 12/15/27[5]		250,000	252,500
Kratos Defense & Security Solutions, Inc.
6.50% due 11/30/25[5]		200,000	208,000
Infor US, Inc.
5.75% due 05/15/22	EUR	150,000	184,733
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5]		150,000	153,750
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[5]		125,000	136,094
Actuant Corp.
5.63% due 06/15/22		100,000	102,250
Itron, Inc.
5.00% due 01/15/26[5]		100,000	100,375
Wrangler Buyer Corp.
6.00% due 10/01/25[5]		80,000	82,400
Total Industrial			5,907,303

Utilities - 5.2%
Terraform Global Operating LLC
9.75% due 08/15/22[5]		1,300,000	1,438,125
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]		1,325,000	1,379,656
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.63% due 05/20/24		500,000	520,000
5.75% due 05/20/27		350,000	353,500
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25		350,000	353,500
AES Corp.
5.13% due 09/01/27		100,000	105,000
Total Utilities			4,149,781

Basic Materials - 4.0%
Eldorado Gold Corp.
6.13% due 12/15/20[5]		1,290,000	1,277,100
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[5]		650,000	729,625
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[5]		400,000	423,000
Yamana Gold, Inc.
4.95% due 07/15/24		300,000	313,841
Clearwater Paper Corp.
5.38% due 02/01/25[5]		225,000	226,125
Commercial Metals Co.
5.38% due 07/15/27		175,000	178,500
Mirabela Nickel Ltd.
due 06/24/19[8]		390,085	50,711
Total Basic Materials			3,198,902

Technology - 1.0%
Microsoft Corp.
4.20% due 11/03/35[4]		200,000	226,924
Oracle Corp.
3.85% due 07/15/36[4]		150,000	158,513
CDK Global, Inc.
4.88% due 06/01/27		150,000	151,875
Open Text Corp.
5.88% due 06/01/26[5]		125,000	134,688
Ascend Learning LLC
6.88% due 08/01/25[5]		100,000	103,250
Total Technology			775,250
Total Corporate Bonds
(Cost $68,215,067)			67,599,845

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value

SENIOR FLOATING RATE INTERESTS††,10 - 19.0%
Consumer, Non-cyclical - 4.5%
IHC Holding Corp.
8.44% (3 Month LIBOR + 6.75%) due 04/30/21†††,1	$523,404	$519,040
Reddy Ice Holdings, Inc.
10.85% (3 Month USD LIBOR + 9.50%) due 11/01/19	530,000	493,785
NES Global Talent
6.88% (3 Month USD LIBOR + 5.50%) due 10/03/19	533,778	480,400
Immucor, Inc.
6.57% (1 Month USD LIBOR + 5.00%) due 06/15/21	348,250	353,474
Endo Luxembourg Finance Co.
5.88% (1 Month USD LIBOR + 4.25%) due 04/29/24	348,250	349,991
Equian LLC
5.23% (3 Month USD LIBOR + 3.75%) due 05/20/24	249,375	251,402
CTI Foods Holding Co. LLC
8.82% (1 Month USD LIBOR + 7.25%) due 06/28/21	300,000	222,000
Arctic Glacier Group Holdings, Inc.
5.82% (1 Month USD LIBOR + 4.25%) due 03/20/24	198,500	200,485
JBS USA Lux SA
4.10% (3 Month USD LIBOR + 2.50%) due 10/30/22	198,500	194,877
Sunshine Investments B.V.
3.25% (3 Month USD LIBOR + 1.75%) due 12/14/24	175,000	174,344
Avantor, Inc.
5.51% (1 Month USD LIBOR + 4.00%) due 11/21/24	150,000	150,626
Give and Go Prepared Foods Corp.
5.70% (3 Month USD LIBOR + 4.25%) due 07/29/23	129,675	130,161
Surgery Center Holdings, Inc.
4.82% (1 Month USD LIBOR + 3.25%) due 09/02/24	39,900	39,434
Total Consumer, Non-cyclical		3,560,019

Industrial - 4.5%
Pregis Holding I Corp.
5.19% (3 Month USD LIBOR + 3.50%) due 05/20/21	447,561	447,561
Zodiac Pool Solutions LLC
5.69% (3 Month USD LIBOR + 4.00%) due 12/20/23	377,826	379,481
Advanced Integration Technology LP
6.32% (1 Month USD LIBOR + 4.75%) due 04/03/23	363,690	365,509
CPG International LLC
5.59% (3 Month USD LIBOR + 3.75%) due 05/05/24	347,375	347,955
ProAmpac PG Borrower LLC
4.95% (3 Month USD LIBOR + 4.00%) due 11/20/23	278,249	280,250
Hardware Holdings LLC
8.19% (3 Month USD LIBOR + 6.50%) due 03/30/20	286,125	277,541
Dimora Brands, Inc.
5.57% (1 Month USD LIBOR + 4.00%) due 08/24/24	249,375	251,245
Resource Label Group LLC
10.19% (3 Month USD LIBOR + 8.50%) due 11/26/23	250,000	248,750
Diversitech Holdings, Inc.
9.20% (3 Month USD LIBOR + 7.50%) due 06/02/25	200,000	201,500
Arctic Long Carriers
6.07% (1 Month USD LIBOR + 4.50%) due 05/18/23	199,000	200,369
Imagine Print Solutions LLC
6.45% (3 Month USD LIBOR + 4.75%) due 06/21/22	199,000	194,025
ILPEA Parent, Inc.
7.07% (1 Month USD LIBOR + 5.50%) due 03/02/23	172,813	173,244
Argo Merchants
5.32% (1 Month USD LIBOR + 3.75%) due 12/06/24	150,000	150,750
ICSH Parent, Inc.
4.50% (3 Month USD LIBOR + 3.50%) due 04/29/24	11,849	11,879
NANA Development Corp.
8.37% (3 Month USD LIBOR + 6.75%) due 03/15/18	4,537	4,492
Total Industrial		3,534,551

Consumer, Cyclical - 3.2%
Acosta, Inc.
4.64% (1 Month USD LIBOR + 3.25%) due 09/26/19†††,1	422,222	402,654
3.90% (3 Month LIBOR + 3.25%) due 09/26/19†††,1	111,111	105,962
Mavis Tire
6.67% (2 Month USD LIBOR + 5.25%) due 11/02/20†††,1	487,500	483,604
Leslie’s Poolmart, Inc.
5.37% (2 Month USD LIBOR + 3.75%) due 08/16/23	346,493	345,256
BBB Industries, LLC
6.07% (1 Month USD LIBOR + 4.50%) due 11/03/21	284,839	287,867
Truck Hero, Inc.
5.64% (3 Month USD LIBOR + 4.00%) due 04/22/24	284,438	284,349
Blue Nile, Inc.
8.19% (3 Month USD LIBOR + 6.50%) due 02/17/23	219,375	219,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value

Sears Roebuck Acceptance Corp.
6.07% (3 Month USD LIBOR + 4.50%) due 01/20/19	$202,522	$203,535
Belk, Inc.
6.10% (3 Month USD LIBOR + 4.75%) due 12/12/22	227,837	186,257
Total Consumer, Cyclical		2,518,859

Technology - 2.8%
Misys Ltd.
4.98% (3 Month USD LIBOR + 3.50%) due 06/13/24	548,625	549,958
Masergy Holdings, Inc.
5.44% (3 Month USD LIBOR + 3.75%) due 12/15/23	470,250	468,487
Project Alpha (Qlik)
5.04% (6 Month USD LIBOR + 3.50%) due 04/26/24	364,013	355,669
Planview, Inc.
6.82% (1 Month USD LIBOR + 5.25%) due 01/27/23†††,1	347,375	343,901
EIG Investors Corp.
5.46% (3 Month USD LIBOR + 4.00%) due 02/09/23	194,866	195,963
Advanced Computer Software
10.94% (3 Month USD LIBOR + 9.50%) due 01/31/23	200,000	187,750
OEConnection LLC
5.69% (3 Month USD LIBOR + 4.00%) due 11/22/24	100,000	100,000
Aspect Software, Inc.
12.07% (1 Month USD LIBOR + 10.50%) due 05/25/20[2]	14,370	14,155
Total Technology		2,215,883

Communications - 1.7%
Anaren, Inc.
9.94% (3 Month USD LIBOR + 8.25%) due 08/18/21	500,000	500,000
Cengage Learning Acquisitions, Inc.
5.71% (1 Month USD LIBOR + 4.25%) due 06/07/23	489,347	466,103
Mcgraw-Hill Global Education Holdings LLC
5.57% (1 Month USD LIBOR + 4.00%) due 05/04/22	248,737	247,909
Neustar, Inc.
5.15% (3 Month USD LIBOR + 3.75%) due 08/08/24	175,000	176,400
Total Communications		1,390,412

Utilities - 1.1%
Invenergy Thermal Operating I, LLC
7.19% (3 Month USD LIBOR + 5.50%) due 10/19/22	366,149	344,180
Viva Alamo LLC
5.82% (1 Month USD LIBOR + 4.25%) due 02/22/21	291,562	287,553
Exgen Texas Power LLC
due 09/18/21[8]	399,894	251,933
Total Utilities		883,666

Energy - 0.5%
Moss Creek Resources LLC
9.50% (1 Month USD LIBOR + 8.00%) due 04/07/22†††,1	388,889	384,028

Financial - 0.5%
York Risk Services
5.32% (1 Month USD LIBOR + 3.75%) due 10/01/21	368,571	360,186

Basic Materials - 0.2%
ASP Chromaflo Dutch I B.V.
5.57% (1 Month USD LIBOR + 4.00%) due 11/20/23	111,925	112,344
ASP Chromaflo Intermediate Holdings, Inc.
5.57% (1 Month USD LIBOR + 4.00%) due 11/20/23	86,075	86,398
Total Basic Materials		198,742
Total Senior Floating Rate Interests
(Cost $15,207,613)		15,046,346

Total Investments - 109.2%
(Cost $89,361,263)		$86,566,761
Other Assets & Liabilities, net - (9.2)%		(7,295,138)
Total Net Assets - 100.0%		$79,271,623

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2017	Net Unrealized Depreciation
Barclays	(467,000)	GBP	01/10/18	$625,848	$630,652	$(4,804)
Barclays	(400,000)	EUR	01/10/18	472,602	480,147	(7,545)
J.P. Morgan	(616,000)	CAD	01/10/18	481,568	490,079	(8,511)
Bank of America	(715,000)	EUR	01/10/18	845,793	858,262	(12,469)
						$(33,329)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $2,467,204 (cost $3,194,316) or 3.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7 day yield as of December 31, 2017.
[4]
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and/or unfunded loan commitments. As of December 31, 2017, the total market value of segregated or earmarked securities was $9,844,613.

[5]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $42,162,403 (cost $41,516,543), or 53.2% of total net assets.

[6]	Perpetual maturity.
[7]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[8]	Security is in default of interest and/or principal obligations.
[9]
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $19,111 (cost $111,437), or 0.0% of total net assets — See Note 9.

[10]
Variable rate security. Rate indicated is rate effective December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

plc — Public Limited Company
REIT — Real Estate Investment Trust
LIBOR — London Interbank Offered Rate
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$367,586	$15,276	$—	$228,015	**	$610,877
Corporate Bonds	—	67,599,845	—	—		67,599,845
Exchange-Traded Funds	1,360,242	—	—	—		1,360,242
Money Market Fund	1,903,364	—	—	—		1,903,364
Preferred Stocks	—	25,756	—	—		25,756
Senior Floating Rate Interests	—	12,807,157	—	2,239,189		15,046,346
Warrants	—	20,331	—	—		20,331
Total Assets	$3,631,192	$80,468,365	$—	$2,467,204		$86,566,761

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Currency Contracts	$—	$—	$33,329	$—		$33,329
Unfunded Loan Commitments (Note 8)	—	—	—	186,495	**	186,495
Total Liabilities	$—	$—	$33,329	$186,495		$219,824

*	Other financial instruments include forward foreign currency exchange, which are reported as unrealized gain/loss at period end.
**	Includes securities with a market value of $0.

The Fund may hold assets and /or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, reverse repurchase agreements of $8,226,900 are categorized as Level 2 within the disclosure hierarchy.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2017	Valuation Technique	Unobservable Inputs	Input Range		Weighted Average
Assets:
Common Stocks	$228,015	Enterprise Value	Valuation Multiple	9.0	x	9.0	x
Senior Floating Rate Interests	1,730,573	Yield Analysis	Yield	7.0%-9.9%		8.2%
Senior Floating Rate Interests	508,616	Model Price	Purchase Price			—
Total Assets	$2,467,204
Liabilities
Unfunded Loan Commitments	$186,495	Model Price	Purchase Price

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, the Fund had securities with a total value of $328,252 transfer out of level 3 into level 2 due to changes in the securities valuation methods based on availability of vendor prices. There were no other securities that transferred between levels.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES P (HIGH YIELD SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2017:

	Assets				Liabilities
	Senior Floating Rate Interests	Corporate Bond	Common Stock	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,226,310	$1,762,119	$488,484	$4,476,913	$(361,721)
Purchases/Receipts	2,667,628	—	18,336	2,685,964	249,407
Sales, maturities and paydowns/Fundings	(2,429,557)	(1,775,514)	—	(4,205,071)	(184,634)
Earned amortization/accretion	32, 164	8,345	—	40,509	—
Total realized gains or losses included in earnings	15,400	34,863	(567,863)	(517,600)	58,195
Total change in unrealized gains or losses included in earnings	4,785	20,898	289,058	314,741	52,258
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(277,541)	(50,711)	—	(328,252)	—
Ending Balance	$2,239,189	$—	$228,015	$2,467,204	$(186,495)
Net Change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2017	$13,106	$—	$(278,688)	$(265,582)	$76,280

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the advisor, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income
Common Stocks
Aspect Software Parent, Inc.[1,2,3]	$488,377	$18,336	$—	$(10)	$(278,688)	$228,015	35,351	$—
Senior Floating Rate Interests
Aspect Software, Inc. 12.07% (1 Month USD LIBOR + 10.50%) due 05/25/20[4]	14,682	—	(373)	—	(154)	14,155	14,370	1,745
	$503,059	$18,336	$(373)	$(10)	$(278,842)	$242,170		$1,745

[1]	Non-income producing security.
[2]	Value determined based on Level 3 inputs — See Note 4.
[3]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $2,467,204 (cost $3,194,316) or 3.1% of total net assets.
[4]
Variable rate security. Rate indicated is rate effective at December 31, 2017. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $88,424,335)	$86,324,591
Investments in affiliated issuers, at value (cost $936,928)	242,170
Foreign currency, at value (cost $9,687)	9,786
Cash	192,422
Prepaid expenses	6,704
Receivables:
Interest	1,037,331
Securities sold	687,050
Fund shares sold	19,696
Foreign taxes reclaim	1,302
Total assets	88,521,052

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $543,532)	186,495
Reverse Repurchase Agreements	8,226,900
Unrealized depreciation on forward foreign currency exchange contracts	33,329
Payable for:
Securities purchased	662,771
Fund shares redeemed	47,567
Management fees	32,748
Distribution and service fees	17,058
Fund accounting/administration fees	5,459
Transfer agent/maintenance fees	2,112
Trustees’ fees*	273
Recoupment of previously waived expenses	3
Miscellaneous	34,714
Total liabilities	9,249,429
Commitments and contingent liabilities (Note 13)	—
Net assets	$79,271,623

Net assets consist of:
Paid in capital	$78,328,226
Undistributed net investment income	5,739,167
Accumulated net realized loss on investments	(2,324,331)
Net unrealized depreciation on investments	(2,471,439)
Net assets	$79,271,623
Capital shares outstanding	2,546,589
Net asset value per share	$31.13

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1)	$42,559
Interest from securities of affiliated issuers	1,745
Interest from securities of unaffiliated issuers	6,268,264
Total investment income	6,312,568

Expenses:
Management fees	532,200
Distribution and service fees	221,749
Recoupment of previously waived fees	18,384
Transfer agent/maintenance fees	25,415
Interest on reverse repurchase agreements	217,618
Fund accounting/administration fees	70,960
Custodian fees	25,440
Trustees’ fees*	8,347
Line of credit fees	7,949
Miscellaneous	109,788
Total expenses	1,237,850
Less:
Expenses reimbursed by Adviser	(18,787)
Expenses waived by Adviser	(40,936)
Total waived expenses	(59,723)
Net expenses	1,178,127
Net investment income	5,134,441

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,577,540
Investments in affiliated issuers	(10)
Foreign currency transactions	8,555
Forward foreign currency exchange contracts	(207,178)
Net realized gain	1,378,907
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(869,829)
Investments in affiliated issuers	(278,842)
Foreign currency translations	6,510
Forward foreign currency exchange contracts	(50,411)
Net change in unrealized appreciation (depreciation)	(1,192,572)
Net realized and unrealized gain	186,335
Net increase in net assets resulting from operations	$5,320,776

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,134,441	$4,766,892
Net realized gain (loss) on investments	1,378,907	(3,283,975)
Net change in unrealized appreciation (depreciation) on investments	(1,192,572)	10,572,230
Net increase in net assets resulting from operations	5,320,776	12,055,147

Distributions to shareholders from:
Net investment income	(4,444,487)	(6,102,500)
Total distributions to shareholders	(4,444,487)	(6,102,500)

Capital share transactions:
Proceeds from sale of shares	48,625,417	71,984,095
Distributions reinvested	4,444,487	6,102,500
Cost of shares redeemed	(70,434,661)	(55,187,261)
Net increase (decrease) from capital share transactions	(17,364,757)	22,899,334
Net increase (decrease) in net assets	(16,488,468)	28,851,981

Net assets:
Beginning of year	95,760,091	66,908,110
End of year	$79,271,623	$95,760,091
Undistributed net investment income at end of year	$5,739,167	$4,910,162

Capital share activity:
Shares sold	1,555,665	2,424,811
Shares issued from reinvestment of distributions	145,769	211,525
Shares redeemed	(2,261,824)	(1,866,157)
Net increase (decrease) in shares	(560,390)	770,179

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SERIES P (HIGH YIELD SERIES)

STATEMENT OF CASH FLOWS
Year Ended December 31, 2017

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$5,320,776

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	1,148,671
Net change in unrealized depreciation on forward foreign currency exchange contracts	50,411
Net realized gain on investments	(1,577,530)
Net accretion of bond discount and amortization of bond premium	(84,356)
Paydowns received on mortgage and asset-backed securities, bonds and term loans	5,833,753
Purchase of long-term investments	(74,166,107)
Proceeds from sale of long-term investments	80,975,648
Net sales of short-term investments	1,390,580
Commitment fees received and repayments of unfunded commitments	184,354
Unfunded loan commitment fundings	(252,045)
Other payments	50,873
Decrease in interest receivable	329,974
Decrease in dividends receivable	5,807
Increase in prepaid expenses	(2,948)
Increase in securities sold receivable	(426,992)
Increase in other assets	(531)
Increase in transfer agent fee payable	188
Decrease in administration fee payable	(687)
Decrease in distribution fee payable	(2,148)
Decrease in trustees' fee payable	(2,716)
Decrease in management feepayable	(13,871)
Decrease in payable for securities purchased	(4,118,225)
Increase in payable for recoupment of previously waived fees	3
Decrease in accrued expenses and other liabilities	(18,194)
Net Cash Provided by Operating and Investing Activities	$14,624,688

Cash Flows From Financing Activities:
Proceeds from sales of shares	48,947,014
Cost of shares redeemed	(70,544,741)
Proceeds from reverse repurchase agreements	131,410,078
Payments made on reverse repurchase agreements	(124,502,208)
Net Cash Provided in Financing Activities	(14,689,857)
Net decrease in cash	(65,169)

Cash at Beginning of Period (including restricted cash)	$267,377
Cash at End of Period (including restricted cash)	$202,208

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$156,109
Dividend reinvestment	4,444,487

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$30.82	$28.63	$33.87	$33.02	$30.75
Income (loss) from investment operations:
Net investment income (loss)[a]	1.81	1.91	2.17	2.23	2.20
Net gain (loss) on investments (realized and unrealized)	.09	2.93	(3.23)	(1.38)	.07
Total from investment operations	1.90	4.84	(1.06)	.85	2.27
Less distributions from:
Net investment income	(1.59)	(2.65)	(3.49)	—	—
Net realized gains	—	—	(.69)	—	—
Total distributions	(1.59)	(2.65)	(4.18)	—	—
Net asset value, end of period	$31.13	$30.82	$28.63	$33.87	$33.02

Total Return[b]	6.23%	17.52%	(3.95%)	2.51%	7.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,272	$95,760	$66,908	$79,192	$123,983
Ratios to average net assets:
Net investment income (loss)	5.79%	6.46%	6.69%	6.50%	6.86%
Total expenses[c]	1.40%	1.17%	1.19%	1.09%	1.07%
Net expenses[d]	1.33%[e,f]	1.13%[e]	1.15%[e]	1.08%[e]	1.07%
Portfolio turnover rate	76%	84%	101%	90%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

12/31/17	12/31/16	12/31/15	12/31/14
1.07%	1.07%	1.07%	0.97%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CPA, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the Series Q (Small Cap Value Series) returned 3.70%, compared with the Russell 2000® Value Index, which returned 7.84%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection. On the positive side, the stock selection in Materials and Real Estate was the largest contributor to return relative to the benchmark. The allocation to Real Estate, the largest underweight relative to the benchmark in the Fund, also helped performance. The Fund also benefited from weighting and selection in the homebuilding industry.

The top individual contributors on an absolute basis were Sanderson Farms, a poultry producer; energy distributor Avista Corp.; and homebuilder Century Communities, Inc.

Stock selection in the Information Technology sector had the largest negative impact on return relative to the benchmark, followed by selection in the Industrials sector. Several of the portfolio’s holdings in the communication equipment industry were down, which, together with the Fund’s overweighting in this industry, accounted for much of the sector’s underperformance for the period. The infrastructure needs given the explosion of data and communications still makes this sector an attractive area for investment and the near term setbacks are being viewed as a temporary issue.

The top individual detractor on an absolute basis was Dean Foods Co. Next were Oasis Petroleum, Inc., and Jones Energy, Inc. Class A. Volatility in oil prices over the period was a factor in performance of energy names.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Utilities. Both stances contributed to performance for the year.

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed later in the year, helped by tax cuts and a solid U.S. economy. The market has remained resilient and buoyant.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2017

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	2.0%
Avista Corp.	2.0%
Wintrust Financial Corp.	2.0%
UniFirst Corp.	1.7%
Portland General Electric Co.	1.6%
Fulton Financial Corp.	1.5%
Berkshire Hills Bancorp, Inc.	1.5%
Spire, Inc.	1.5%
Cathay General Bancorp	1.4%
Rowan Companies plc — Class A	1.4%
Top Ten Total	16.6%

“Ten Largest Holdings” excludes any temporary cash investments.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	3.70%	10.59%	8.21%
Russell 2000 Value Index	7.84%	13.01%	8.17%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 95.9%

Financial - 37.5%
Wintrust Financial Corp.	23,644	$1,947,556
Fulton Financial Corp.	83,819	1,500,360
Berkshire Hills Bancorp, Inc.	40,563	1,484,606
Cathay General Bancorp	33,262	1,402,659
First Citizens BancShares, Inc. — Class A	3,395	1,368,185
Umpqua Holdings Corp.	60,085	1,249,768
BancorpSouth Bank	37,653	1,184,187
Radian Group, Inc.	56,743	1,169,473
Horace Mann Educators Corp.	24,929	1,099,369
Hanmi Financial Corp.	36,164	1,097,577
Federal Agricultural Mortgage Corp. — Class C	13,178	1,031,047
Argo Group International Holdings Ltd.	16,577	1,021,972
Trustmark Corp.	31,926	1,017,162
Beneficial Bancorp, Inc.	61,603	1,013,369
Investors Bancorp, Inc.	72,270	1,003,107
TriCo Bancshares	26,062	986,707
Redwood Trust, Inc. REIT	59,391	880,175
Valley National Bancorp	76,261	855,649
Flagstar Bancorp, Inc.*	21,385	800,227
Hersha Hospitality Trust REIT	44,987	782,774
Old National Bancorp	44,259	772,320
Tier REIT, Inc.	37,554	765,726
RLJ Lodging Trust REIT	34,535	758,734
iStar, Inc. REIT*	61,544	695,447
Hancock Holding Co.	13,391	662,855
Cousins Properties, Inc. REIT	70,595	653,004
MBIA, Inc.*	86,189	630,904
Navigators Group, Inc.	12,574	612,354
Sunstone Hotel Investors, Inc. REIT	36,027	595,526
MB Financial, Inc.	12,239	544,880
Lexington Realty Trust REIT	54,490	525,829
Summit Hotel Properties, Inc. REIT	33,928	516,723
LaSalle Hotel Properties REIT	18,258	512,502
Hanover Insurance Group, Inc.	4,716	509,705
IBERIABANK Corp.	6,424	497,860
Physicians Realty Trust REIT	26,828	482,636
Cowen, Inc. — Class A*	35,038	478,269
Equity Commonwealth REIT*	15,165	462,684
Stifel Financial Corp.	7,447	443,543
Hilltop Holdings, Inc.	16,818	426,000
Genworth Financial, Inc. — Class A*	133,112	413,978
Washington Federal, Inc.	11,976	410,178
1st Source Corp.	7,694	380,468
First Horizon National Corp.	17,090	341,629
Customers Bancorp, Inc.*	12,007	312,062
Invesco Mortgage Capital, Inc. REIT	16,835	300,168
ARMOUR Residential REIT, Inc.	10,879	279,808
Forestar Group, Inc.*	6,301	138,622
Total Financial		37,020,343

Industrial - 13.8%
Plexus Corp.*	16,317	990,768
Louisiana-Pacific Corp.*	36,111	948,275
Sanmina Corp.*	25,838	852,654
GATX Corp.	13,553	842,455
Marten Transport Ltd.	39,576	803,393
TriMas Corp.*	29,013	776,098
Summit Materials, Inc. — Class A*	23,359	734,407
GasLog Ltd.	32,163	715,627
Crane Co.	7,542	672,897
Werner Enterprises, Inc.	16,568	640,353
ITT, Inc.	11,807	630,140
Worthington Industries, Inc.	13,539	596,528
Methode Electronics, Inc.	14,564	584,017
Trinseo S.A.	7,972	578,767
Greenbrier Companies, Inc.	10,038	535,025
Matson, Inc.	16,803	501,402
KEMET Corp.*	33,134	498,998
Esterline Technologies Corp.*	6,185	462,019
Argan, Inc.	9,946	447,570
Apogee Enterprises, Inc.	9,433	431,371
Scorpio Tankers, Inc.	113,782	347,035
Rand Logistics, Inc.*	119,809	18,690
Total Industrial		13,608,489

Consumer, Cyclical - 12.5%
UniFirst Corp.	10,367	1,709,518
Hawaiian Holdings, Inc.	31,608	1,259,579
Wabash National Corp.	52,429	1,137,709
International Speedway Corp. — Class A	28,170	1,122,575
Tenneco, Inc.	17,373	1,017,015
MDC Holdings, Inc.	31,540	1,005,495
Cooper Tire & Rubber Co.	26,823	948,193
Meritage Homes Corp.*	14,802	757,862
Unifi, Inc.*	16,961	608,391
Century Communities, Inc.*	19,175	596,343
Asbury Automotive Group, Inc.*	8,724	558,336
La-Z-Boy, Inc.	14,764	460,637
Caleres, Inc.	10,184	340,961
Cheesecake Factory, Inc.	6,624	319,144
Deckers Outdoor Corp.*	3,837	307,919
DSW, Inc. — Class A	9,988	213,843
Total Consumer, Cyclical		12,363,520

Consumer, Non-cyclical - 9.5%
Lannett Company, Inc.*	46,372	1,075,831
AMN Healthcare Services, Inc.*	18,281	900,339
Dean Foods Co.	70,077	810,090
Fresh Del Monte Produce, Inc.	16,766	799,235
Molina Healthcare, Inc.*	9,911	759,976
HealthSouth Corp.	14,520	717,433
Emergent BioSolutions, Inc.*	14,020	651,509
Carriage Services, Inc. — Class A	21,530	553,536
Navigant Consulting, Inc.*	28,245	548,236
Innoviva, Inc.*	38,050	539,930
FTI Consulting, Inc.*	12,341	530,169
Premier, Inc. — Class A*	17,390	507,614
Universal Corp.	6,932	363,930
AMAG Pharmaceuticals, Inc.*	26,186	346,964

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

Community Health Systems, Inc.*	60,830	$259,136
Total Consumer, Non-cyclical		9,363,928

Utilities - 9.1%
Avista Corp.	38,357	1,975,002
Portland General Electric Co.	35,609	1,623,058
Spire, Inc.	19,285	1,449,268
Black Hills Corp.	17,849	1,072,903
ONE Gas, Inc.	10,744	787,106
Calpine Corp.*	49,761	752,884
ALLETE, Inc.	6,984	519,330
Southwest Gas Holdings, Inc.	5,057	406,987
PNM Resources, Inc.	9,206	372,383
Total Utilities		8,958,921

Energy - 4.8%
Rowan Companies plc — Class A*	88,728	1,389,480
Oasis Petroleum, Inc.*	94,957	798,588
Delek US Holdings, Inc.	21,535	752,433
Laredo Petroleum, Inc.*	55,839	592,452
MRC Global, Inc.*	26,118	441,916
Oceaneering International, Inc.	19,370	409,482
Gulfport Energy Corp.*	24,623	314,190
Total Energy		4,698,541

Communications - 4.3%
Viavi Solutions, Inc.*	128,107	1,119,655
Ciena Corp.*	31,730	664,109
NeoPhotonics Corp.*	84,384	555,247
Scholastic Corp.	12,352	495,439
InterDigital, Inc.	5,809	442,355
Infinera Corp.*	59,673	377,730
Finisar Corp.*	17,505	356,227
Time, Inc.	14,200	261,990
Total Communications		4,272,752

Technology - 2.5%
Cray, Inc.*	26,117	632,031
Photronics, Inc.*	65,632	559,513
ManTech International Corp. — Class A	10,317	517,810
MicroStrategy, Inc. — Class A*	3,902	512,333
InnerWorkings, Inc.*	27,332	274,140
Total Technology		2,495,827

Basic Materials - 1.9%
Kaiser Aluminum Corp.	11,448	1,223,219
Reliance Steel & Aluminum Co.	7,979	684,519
Total Basic Materials		1,907,738

Total Common Stocks
(Cost $82,076,119)		94,690,059

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,3	116,667	—
Total Convertible Preferred Stocks
(Cost $111,410)		—

EXCHANGE-TRADED FUNDS† - 2.0%
iShares Russell 2000 Value ETF	15,907	2,000,305
Total Exchange-Traded Funds
(Cost $1,964,382)		2,000,305

MONEY MARKET FUND† - 2.0%
Dreyfus Treasury Prime Cash Management Fund Institutional Class 1.11%[2]	1,936,349	1,936,349
Total Money Market Fund
(Cost $1,936,349)		1,936,349

Total Investments - 99.9%
(Cost $86,088,260)		$98,626,713
Other Assets & Liabilities, net - 0.1%		99,339
Total Net Assets - 100.0%		$98,726,052

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7 day yield as of December 31, 2017.
[3]	Security was fair valued by the valuation committee at December 31, 2017. The total market value of fair valued securities amounts to $0 (cost $111,410) or 0.0% of total net assets.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$94,690,059	$—	$—		$94,690,059
Convertible Preferred Stocks	—	—	—	*	—	*
Exchanged Traded Funds	2,000,305	—	—		2,000,305
Money Market Fund	1,936,349	—	—		1,936,349
Total Assets	$98,626,713	$—	$—	*	$98,626,713

*	Includes security with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $86,088,260)	$98,626,713
Cash	5,692
Prepaid expenses	4,801
Receivables:
Dividends	127,594
Fund shares sold	77,810
Interest	2,098
Total assets	98,844,708

Liabilities:
Payable for:
Management fees	56,296
Distribution and service fees	21,190
Direct shareholders expense	13,056
Custodian fees	8,823
Fund accounting/administration fees	6,781
Trustees’ fees*	2,077
Transfer agent/maintenance fees	1,976
Fund shares redeemed	597
Miscellaneous	7,860
Total liabilities	118,656
Commitments and contingent liabilities (Note 13)	—
Net assets	$98,726,052

Net assets consist of:
Paid in capital	$77,524,443
Undistributed net investment income	305,422
Accumulated net realized gain on investments	8,357,734
Net unrealized appreciation on investments	12,538,453
Net assets	$98,726,052
Capital shares outstanding	2,151,135
Net asset value per share	$45.89

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$1,232,168
Interest	16,897
Total investment income	1,249,065

Expenses:
Management fees	821,534
Distribution and service fees	163,657
Recoupment of previously waived fees	271
Transfer agent/maintenance fees	25,329
Fund accounting/administration fees	80,208
Printing expenses	67,788
Line of credit fees	18,575
Trustees’ fees*	8,382
Custodian fees	3,137
Miscellaneous	40,145
Total expenses	1,229,026
Less:
Expenses reimbursed by Adviser	(22,402)
Expenses waived by Adviser	(65,968)
Total waived expenses	(88,370)
Net expenses	1,140,656
Net investment income	108,409

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,859,160
Net realized gain	9,859,160
Net change in unrealized appreciation (depreciation) on:
Investments	(6,613,838)
Net change in unrealized appreciation (depreciation)	(6,613,838)
Net realized and unrealized gain	3,245,322
Net increase in net assets resulting from operations	$3,353,731

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$108,409	$478,279
Net realized gain on investments	9,859,160	4,120,880
Net change in unrealized appreciation (depreciation) on investments	(6,613,838)	17,847,187
Net increase in net assets resulting from operations	3,353,731	22,446,346

Distributions to shareholders from:
Net investment income	(370,808)	(111,618)
Net realized gains	(3,397,089)	(7,824,673)
Total distributions to shareholders	(3,767,897)	(7,936,291)

Capital share transactions:
Proceeds from sale of shares	12,755,388	13,715,122
Distributions reinvested	3,767,897	7,936,291
Cost of shares redeemed	(23,686,702)	(19,615,292)
Net increase (decrease) from capital share transactions	(7,163,417)	2,036,121
Net increase (decrease) in net assets	(7,577,583)	16,546,176

Net assets:
Beginning of year	106,303,635	89,757,459
End of year	$98,726,052	$106,303,635
Undistributed net investment income at end of year	$305,422	$567,821

Capital share activity:
Shares sold	277,428	333,315
Shares issued from reinvestment of distributions	85,035	201,173
Shares redeemed	(521,418)	(484,741)
Net increase (decrease) in shares	(158,955)	49,747

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$46.02	$39.71	$51.73	$52.46	$38.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.21	.12	.08	.01
Net gain (loss) on investments (realized and unrealized)	1.58	9.76	(2.87)	(.80)	14.10
Total from investment operations	1.63	9.97	(2.75)	(.72)	14.11
Less distributions from:
Net investment income	(.17)	(.05)	—	(.01)	—
Net realized gains	(1.59)	(3.61)	(9.27)	—	—
Total distributions	(1.76)	(3.66)	(9.27)	(.01)	—
Net asset value, end of period	$45.89	$46.02	$39.71	$51.73	$52.46

Total Return[b]	3.70%	26.60%	(6.62%)	(1.38%)	36.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,726	$106,304	$89,757	$115,933	$139,943
Ratios to average net assets:
Net investment income (loss)	0.11%	0.52%	0.26%	0.15%	0.02%
Total expenses[c]	1.23%	1.16%	1.19%	1.16%	1.16%
Net expenses[d]	1.14%[e,f]	1.16%	1.19%	1.16%	1.16%
Portfolio turnover rate	32%	68%	57%	50%	30%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year ended December 31, 2017 would be 1.12%.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements is less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series V (Mid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Managing Director and Senior Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Portfolio Manager; and David Toussaint, CFA, CAP, Director and Senior Equity Research Analyst. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2017.

For the fiscal year ended December 31, 2017, the Series V (Mid Cap Value Series) returned 13.71%, compared with the Russell 2500® Value Index, which returned 10.36%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Most of the performance differential was due to stock selection, although sector allocation contributed in nine of 11 sectors.

Consumer Discretionary stocks had the largest positive impact on performance relative to the benchmark, significantly influenced by the weighting and selection in the homebuilding industry. An overweighting to the apparel retailing industry, together with no exposure to some of the negative and underperforming industries such as general merchandise and specialty retailing, accounted for much of the good relative returns in the sector. Among the top individual contributors were homebuilder D.R. Horton, Inc., clothing maker PVH Corp., and retailer American Eagle Outfitters, Inc.

Stock selection in the Information Technology sector had the largest negative impact on return relative to the benchmark, followed by the Utilities sector. Several of the portfolio’s holdings in the communication equipment industry were down, which, together with the Fund’s overweighting in this industry, accounted for much of the sector’s underperformance for the period. The infrastructure needs given the explosion of data and communications still makes this sector an attractive area for investment and the near term setbacks are being viewed as a temporary issue.

The Fund’s utility holdings also weighed on performance relative to the benchmark. Unfortunately, few of the portfolio’s holdings in the electric and multi-utility industries performed well for the Fund. The leading individual detractors from the Fund’s return on an absolute basis were energy names, affected by the volatility in oil prices over the period. They were Whiting Petroleum Corp., Chesapeake Energy Corp., and Oasis Petroleum, Inc.

Portfolio Positioning

While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as modest overweights in health care and utilities.

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Utilities, both stances of which contributed to return.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2017

Portfolio and Market Outlook

As the period began, election results drove the market, as investors discounted the possibility of a stronger economy brought about by reduced regulation and tax cuts, and became comfortable with the notion that any interest rate increases would be gradual. While optimism that the President’s agenda would be quickly enacted faded in the early part of 2017, it was renewed later in the year, helped by tax cuts and a solid U.S. economy. The market has remained resilient and buoyant.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Zions Bancorporation	2.5%
KeyCorp	2.4%
Wintrust Financial Corp.	2.0%
DR Horton, Inc.	1.9%
WestRock Co.	1.9%
Carlisle Companies, Inc.	1.7%
PVH Corp.	1.7%
Huntington Bancshares, Inc.	1.7%
E*TRADE Financial Corp.	1.7%
Unum Group	1.6%
Top Ten Total	19.1%

“Ten Largest Holdings” excludes any temporary cash investments.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	13.71%	12.57%	9.03%
Russell 2500 Value Index	10.36%	13.27%	8.82%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.3%

Financial - 29.5%
Zions Bancorporation	120,024	$6,100,820
KeyCorp	283,490	5,717,993
Wintrust Financial Corp.	59,683	4,916,089
Huntington Bancshares, Inc.	276,053	4,019,332
E*TRADE Financial Corp.*	80,819	4,006,198
Unum Group	71,036	3,899,166
Radian Group, Inc.	166,959	3,441,025
Equity Commonwealth REIT*	100,532	3,067,231
Alleghany Corp.*	5,076	3,025,753
Alexandria Real Estate Equities, Inc. REIT	21,150	2,761,979
Umpqua Holdings Corp.	121,616	2,529,613
Prosperity Bancshares, Inc.	33,197	2,326,114
Howard Hughes Corp.*	17,500	2,297,225
Sun Communities, Inc. REIT	22,583	2,095,251
Cousins Properties, Inc. REIT	216,182	1,999,684
AmTrust Financial Services, Inc.	191,669	1,930,107
EastGroup Properties, Inc. REIT	19,981	1,765,921
IBERIABANK Corp.	22,009	1,705,697
CoreCivic, Inc. REIT	72,850	1,639,125
National Storage Affiliates Trust REIT	59,234	1,614,719
Lexington Realty Trust REIT	135,179	1,304,477
Redwood Trust, Inc. REIT	84,906	1,258,307
Camden Property Trust REIT	13,652	1,256,803
First Industrial Realty Trust, Inc. REIT	38,670	1,216,945
Physicians Realty Trust REIT	66,577	1,197,720
Piedmont Office Realty Trust, Inc. — Class A REIT	60,325	1,182,973
LaSalle Hotel Properties REIT	41,035	1,151,852
Customers Bancorp, Inc.*	39,963	1,038,638
Federal Agricultural Mortgage Corp. — Class C	12,634	988,484
Total Financial		71,455,241

Industrial - 17.3%
WestRock Co.	72,604	4,589,299
Carlisle Companies, Inc.	36,807	4,183,116
Crane Co.	39,225	3,499,654
Harris Corp.	19,530	2,766,425
Covenant Transportation Group, Inc. — Class A*	82,976	2,383,900
Oshkosh Corp.	26,165	2,378,137
Celadon Group, Inc.	350,970	2,246,208
FLIR Systems, Inc.	46,612	2,173,051
Scorpio Tankers, Inc.	564,402	1,721,426
Crown Holdings, Inc.*	30,216	1,699,650
Dycom Industries, Inc.*	14,791	1,648,161
Golar LNG Ltd.	53,089	1,582,583
ITT, Inc.	29,325	1,565,075
Gentex Corp.	66,420	1,391,499
GasLog Ltd.	62,120	1,382,170
Valmont Industries, Inc.	8,100	1,343,385
US Concrete, Inc.*	15,159	1,268,050
Owens-Illinois, Inc.*	50,026	1,109,077
Fabrinet*	30,841	885,137
TriMas Corp.*	26,107	698,362
Greif, Inc. — Class A	11,347	687,401
Kirby Corp.*	9,262	618,702
Total Industrial		41,820,468

Consumer, Cyclical - 13.0%
DR Horton, Inc.	90,743	4,634,245
PVH Corp.	29,633	4,065,944
UniFirst Corp.	22,028	3,632,417
American Eagle Outfitters, Inc.	151,837	2,854,536
CalAtlantic Group, Inc.	34,661	1,954,534
Goodyear Tire & Rubber Co.	59,964	1,937,437
Caleres, Inc.	53,933	1,805,677
Deckers Outdoor Corp.*	21,616	1,734,684
GMS, Inc.*	39,894	1,501,610
PACCAR, Inc.	18,973	1,348,601
JetBlue Airways Corp.*	59,103	1,320,361
Asbury Automotive Group, Inc.*	19,437	1,243,968
Penske Automotive Group, Inc.	25,600	1,224,960
Unifi, Inc.*	30,757	1,103,253
Movado Group, Inc.	19,651	632,762
Alaska Air Group, Inc.	7,511	552,134
Total Consumer, Cyclical		31,547,123

Utilities - 10.3%
OGE Energy Corp.	110,141	3,624,741
Ameren Corp.	52,979	3,125,231
Avista Corp.	57,557	2,963,610
Portland General Electric Co.	57,094	2,602,345
Pinnacle West Capital Corp.	28,096	2,393,217
Black Hills Corp.	34,927	2,099,462
UGI Corp.	41,401	1,943,777
Calpine Corp.*	125,363	1,896,742
AES Corp.	161,810	1,752,402
ONE Gas, Inc.	20,367	1,492,086
SCANA Corp.	27,504	1,094,109
Total Utilities		24,987,722

Consumer, Non-cyclical - 9.2%
Emergent BioSolutions, Inc.*	73,506	3,415,824
Hormel Foods Corp.	67,404	2,452,832
Myriad Genetics, Inc.*	53,574	1,839,999
Ingredion, Inc.	13,008	1,818,518
Dermira, Inc.*	61,854	1,720,160
Bunge Ltd.	25,566	1,714,967
Premier, Inc. — Class A*	55,293	1,614,002
HealthSouth Corp.	30,057	1,485,116
Eagle Pharmaceuticals, Inc.*	24,488	1,308,149
Perrigo Company plc	14,218	1,239,241
SP Plus Corp.*	30,957	1,148,505
Fresh Del Monte Produce, Inc.	22,404	1,067,999
ACCO Brands Corp.*	64,326	784,777
Quest Diagnostics, Inc.	6,409	631,223
Total Consumer, Non-cyclical		22,241,312

Energy - 7.2%
Rowan Companies plc — Class A*	211,655	3,314,517

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Marathon Oil Corp.	161,523	$2,734,584
Range Resources Corp.	131,607	2,245,215
Whiting Petroleum Corp.*	82,072	2,173,267
Andeavor	17,156	1,961,617
Oasis Petroleum, Inc.*	189,551	1,594,124
Hess Corp.	28,152	1,336,376
WildHorse Resource Development Corp.*	49,251	906,711
MRC Global, Inc.*	38,223	646,733
Gulfport Energy Corp.*	40,709	519,447
HydroGen Corp.*, †††,[1]	672,346	1
Total Energy		17,432,592

Technology - 5.0%
Cray, Inc.*	98,287	2,378,546
CSRA, Inc.	75,971	2,273,052
Qorvo, Inc.*	28,838	1,920,611
Conduent, Inc.*	110,588	1,787,102
Maxwell Technologies, Inc.*	269,895	1,554,595
Cirrus Logic, Inc.*	23,012	1,193,402
Super Micro Computer, Inc.*	55,208	1,155,227
Total Technology		12,262,535

Basic Materials - 3.5%
Reliance Steel & Aluminum Co.	32,279	2,769,215
Nucor Corp.	42,815	2,722,178
Westlake Chemical Corp.	21,690	2,310,636
Tahoe Resources, Inc.	131,770	631,178
Total Basic Materials		8,433,207

Communications - 3.3%
Ciena Corp.*	110,897	2,321,074
Finisar Corp.*	97,047	1,974,906
Infinera Corp.*	276,288	1,748,903
Viavi Solutions, Inc.*	163,328	1,427,487
Oclaro, Inc.*	73,342	494,325
Total Communications		7,966,695

Total Common Stocks
(Cost $197,229,644)		238,146,895

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,4	308,333	1
Total Convertible Preferred Stocks
(Cost $294,438)		1

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Prime Cash Management Fund Institutional Class 1.11%[3]	4,093,151	4,093,151
Total Money Market Fund
(Cost $4,093,151)		4,093,151

Total Investments - 100.0%
(Cost $201,617,233)		$242,240,047
Other Assets & Liabilities, net - 0.0%		(22,789)
Total Net Assets - 100.0%		$242,217,258

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]
PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7 day yield as of December 31, 2017.
[4]	Security was fair value by the valuation committee at December 31, 2017. The total market value of fair valued securities amounts to $1 (cost $294,438) or 0.0% of total net assets.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES V (MID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$238,146,894	$—	$1	$238,146,895
Convertible Preferred Stocks	—	—	1	1
Money Market Fund	4,093,151	—	—	4,093,151
Total Assets	$242,240,045	$—	$2	$242,240,047

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the advisor, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income
Common Stock
HydroGen Corp.	$1	$—	$—	$—	$—	$1	672,346	$—

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $199,045,658)	$242,240,046
Investments in affiliated issuers, at value (cost $2,571,575)	1
Cash	1,386
Prepaid expenses	8,558
Receivables:
Dividends	402,343
Fund shares sold	127,838
Interest	4,423
Total assets	242,784,595

Liabilities:
Payable for:
Fund shares redeemed	142,092
Management fees	102,458
Distribution and service fees	51,433
Fund accounting/administration fees	16,458
Trustees’ fees*	7,838
Transfer agent/maintenance fees	3,109
Miscellaneous	243,949
Total liabilities	567,337
Commitments and contingent liabilities (Note 13)	—
Net assets	$242,217,258

Net assets consist of:
Paid in capital	$170,608,391
Undistributed net investment income	1,323,212
Accumulated net realized gain on investments	29,662,841
Net unrealized appreciation on investments	40,622,814
Net assets	$242,217,258
Capital shares outstanding	2,940,965
Net asset value per share	$82.36

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $8,566)	1,639,197
Interest	41,716
Total investment income	1,680,913

Expenses:
Management fees	1,800,175
Distribution and service fees	396,969
Transfer agent/maintenance fees	25,413
Fund accounting/administration fees	192,021
Line of credit fees	42,479
Trustees’ fees*	15,155
Custodian fees	6,313
Miscellaneous	158,076
Total expenses	2,636,601
Less:
Expenses reimbursed by Adviser	(34,718)
Expenses waived by Adviser	(413,337)
Total waived expenses	(448,055)
Net expenses	2,188,546
Net investment loss	(507,633)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	35,109,314
Net realized gain	35,109,314
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,908,779)
Net change in unrealized appreciation (depreciation)	(3,908,779)
Net realized and unrealized gain	31,200,535
Net increase in net assets resulting from operations	$30,692,902

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(507,633)	$3,182,476
Net realized gain on investments	35,109,314	4,848,974
Net change in unrealized appreciation (depreciation) on investments	(3,908,779)	44,991,587
Net increase in net assets resulting from operations	30,692,902	53,023,037

Distributions to shareholders from:
Net investment income	(1,588,785)	(2,053,048)
Net realized gains	(4,492,755)	(21,634,815)
Total distributions to shareholders	(6,081,540)	(23,687,863)

Capital share transactions:
Proceeds from sale of shares	4,406,300	22,422,562
Distributions reinvested	6,081,540	23,687,863
Cost of shares redeemed	(40,943,633)	(34,776,420)
Net increase (decrease) from capital share transactions	(30,455,793)	11,334,005
Net increase (decrease) in net assets	(5,844,431)	40,669,179

Net assets:
Beginning of year	248,061,689	207,392,510
End of year	$242,217,258	$248,061,689
Undistributed net investment income at end of year	$1,323,212	$3,419,630

Capital share activity:
Shares sold	57,350	330,438
Shares issued from reinvestment of distributions	80,401	363,032
Shares redeemed	(533,345)	(511,605)
Net increase (decrease) in shares	(395,594)	181,865

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$74.35	$65.74	$84.22	$83.46	$62.60
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	.99	.71	.53	.36
Net gain (loss) on investments (realized and unrealized)	10.16	15.50	(5.42)	.23	20.50
Total from investment operations	10.00	16.49	(4.71)	.76	20.86
Less distributions from:
Net investment income	(.52)	(.68)	(.51)	(—)[b]	—
Net realized gains	(1.47)	(7.20)	(13.26)	—	—
Total distributions	(1.99)	(7.88)	(13.77)	(—)[b]	—
Net asset value, end of period	$82.36	$74.35	$65.74	$84.22	$83.46

Total Return[c]	13.71%	26.75%	(6.79%)	0.91%	33.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,217	$248,062	$207,393	$264,495	$302,166
Ratios to average net assets:
Net investment income (loss)	(0.21%)	1.46%	0.94%	0.62%	0.48%
Total expenses	1.10%	0.93%	0.95%	0.93%	0.93%
Net expenses	0.91%[d,e]	0.93%	0.95%	0.93%	0.93%
Portfolio turnover rate	54%	60%	50%	53%	22%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]
Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.89%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2017.

For the year ended December 31, 2017, the Series X (StylePlus—Small Growth Series) returned 22.38%, compared with the 22.17% return of its benchmark, the Russell 2000® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the Russell 2000 Growth Index for the one-year period ended December 31, 2017. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (ABS), investment-grade corporates, and non-agency residential mortgage-backed securities (NA RMBS) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	27.3%
Guggenheim Variable Insurance Strategy Fund III	24.6%
Guggenheim Strategy Fund II	11.6%
Guggenheim Strategy Fund I	9.6%
PRA Health Sciences, Inc.	0.3%
Performance Food Group Co.	0.3%
EnerSys	0.3%
Integra LifeSciences Holdings Corp.	0.3%
Prestige Brands Holdings, Inc.	0.3%
Nexstar Media Group, Inc. — Class A	0.3%
Top Ten Total	74.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	22.38%	16.08%	7.90%
Russell 2000 Growth Index	22.17%	15.21%	9.19%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 21.5%

Consumer, Non-cyclical - 8.2%
PRA Health Sciences, Inc.*	1,494	$136,059
Performance Food Group Co.*	3,754	124,257
Integra LifeSciences Holdings Corp.*	2,365	113,189
Prestige Brands Holdings, Inc.*	2,510	111,469
Nektar Therapeutics*	1,740	103,913
Coca-Cola Bottling Company Consolidated	467	100,526
B&G Foods, Inc.	2,716	95,467
Masimo Corp.*	1,069	90,651
Premier, Inc. — Class A*	3,084	90,022
Catalent, Inc.*	2,173	89,267
Travelport Worldwide Ltd.	6,727	87,922
USANA Health Sciences, Inc.*	1,182	87,527
Dean Foods Co.	7,337	84,816
Inter Parfums, Inc.	1,808	78,558
Vector Group Ltd.	3,488	78,061
HealthSouth Corp.	1,570	77,574
Cardtronics plc — Class A*	4,042	74,858
Exact Sciences Corp.*	1,364	71,665
Molina Healthcare, Inc.*	779	59,734
Globus Medical, Inc. — Class A*	1,405	57,745
Bluebird Bio, Inc.*	306	54,499
Natus Medical, Inc.*	1,360	51,952
Clovis Oncology, Inc.*	752	51,136
Avexis, Inc.*	450	49,801
Insulet Corp.*	716	49,404
Varex Imaging Corp.*	1,221	49,048
US Physical Therapy, Inc.	666	48,085
Portola Pharmaceuticals, Inc.*	926	45,078
Sucampo Pharmaceuticals, Inc. — Class A*	2,510	45,054
Sarepta Therapeutics, Inc.*	781	43,455
Blueprint Medicines Corp.*	558	42,079
Magellan Health, Inc.*	418	40,358
Depomed, Inc.*	4,798	38,624
Chefs’ Warehouse, Inc.*	1,859	38,110
Supernus Pharmaceuticals, Inc.*	941	37,499
Radius Health, Inc.*	1,142	36,281
Cambrex Corp.*	746	35,808
Boston Beer Company, Inc. — Class A*	185	35,354
Xencor, Inc.*	1,549	33,954
Akebia Therapeutics, Inc.*	2,224	33,071
Great Lakes Dredge & Dock Corp.*	5,986	32,324
Versartis, Inc.*	14,357	31,585
Aerie Pharmaceuticals, Inc.*	522	31,189
Central Garden & Pet Co. — Class A*	826	31,148
Revlon, Inc. — Class A*	1,409	30,716
John B Sanfilippo & Son, Inc.	485	30,676
Halozyme Therapeutics, Inc.*	1,483	30,046
Spark Therapeutics, Inc.*	554	28,487
Innoviva, Inc.*	1,991	28,252
CytomX Therapeutics, Inc.*	1,325	27,971
EVERTEC, Inc.	2,003	27,341
FibroGen, Inc.*	565	26,781
Civitas Solutions, Inc.*	1,544	26,402
Triple-S Management Corp. — Class B*	1,057	26,267
BioSpecifics Technologies Corp.*	595	25,781
Incorporated Research Holdings, Inc. — Class A*	575	25,070
Theravance Biopharma, Inc.*	889	24,794
Eagle Pharmaceuticals, Inc.*	456	24,360
Puma Biotechnology, Inc.*	234	23,131
LHC Group, Inc.*	365	22,356
Natural Health Trends Corp.	1,417	21,524
Total Consumer, Non-cyclical		3,248,131

Industrial - 6.0%
EnerSys	1,661	115,655
MasTec, Inc.*	2,142	104,851
Primoris Services Corp.	3,660	99,515
EMCOR Group, Inc.	1,207	98,672
Curtiss-Wright Corp.	793	96,627
Tech Data Corp.*	984	96,402
Moog, Inc. — Class A*	1,104	95,882
Generac Holdings, Inc.*	1,831	90,671
Barnes Group, Inc.	1,313	83,074
Aerojet Rocketdyne Holdings, Inc.*	2,598	81,058
Tutor Perini Corp.*	2,720	68,952
SPX FLOW, Inc.*	1,402	66,665
Hillenbrand, Inc.	1,469	65,664
Saia, Inc.*	908	64,241
KBR, Inc.	3,131	62,088
Global Brass & Copper Holdings, Inc.	1,805	59,746
Granite Construction, Inc.	879	55,755
Builders FirstSource, Inc.*	2,498	54,432
Air Transport Services Group, Inc.*	2,119	49,034
Lydall, Inc.*	966	49,024
Actuant Corp. — Class A	1,912	48,374
Heartland Express, Inc.	1,995	46,563
Apogee Enterprises, Inc.	943	43,123
Dycom Industries, Inc.*	385	42,901
Quanex Building Products Corp.	1,780	41,652
Littelfuse, Inc.	209	41,344
Advanced Energy Industries, Inc.*	601	40,556
Argan, Inc.	882	39,690
Masonite International Corp.*	523	38,781
Itron, Inc.*	561	38,260
Caesarstone Ltd.*	1,699	37,378
Radiant Logistics, Inc.*	8,120	37,352
Forward Air Corp.	609	34,981
TTM Technologies, Inc.*	2,203	34,521
ArcBest Corp.	931	33,283
Methode Electronics, Inc.	776	31,118
Advanced Drainage Systems, Inc.	1,233	29,407
Knight-Swift Transportation Holdings, Inc.	669	29,249
Harsco Corp.*	1,557	29,038
Hyster-Yale Materials Handling, Inc.	333	28,358
Louisiana-Pacific Corp.*	974	25,577
OSI Systems, Inc.*	376	24,207
Total Industrial		2,353,721

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Communications - 2.5%
Nexstar Media Group, Inc. — Class A	1,400	$109,480
InterDigital, Inc.	922	70,210
ORBCOMM, Inc.*	5,799	59,034
Shutterfly, Inc.*	1,049	52,188
Perficient, Inc.*	2,678	51,069
Proofpoint, Inc.*	553	49,112
Web.com Group, Inc.*	2,237	48,767
ViaSat, Inc.*	585	43,787
Blucora, Inc.*	1,975	43,647
Shenandoah Telecommunications Co.	1,073	36,267
Stamps.com, Inc.*	186	34,968
New York Times Co. — Class A	1,866	34,521
Viavi Solutions, Inc.*	3,778	33,020
Gray Television, Inc.*	1,967	32,947
Extreme Networks, Inc.*	2,509	31,413
CalAmp Corp.*	1,426	30,559
Meet Group, Inc.*	10,694	30,157
Yelp, Inc. — Class A*	702	29,456
Ciena Corp.*	1,372	28,716
Sinclair Broadcast Group, Inc. — Class A	727	27,517
Cogent Communications Holdings, Inc.	602	27,271
Oclaro, Inc.*	3,969	26,751
Endurance International Group Holdings, Inc.*	3,123	26,233
Boingo Wireless, Inc.*	1,110	24,975
ePlus, Inc.*	328	24,666
Total Communications		1,006,731

Technology - 2.3%
j2 Global, Inc.	1,333	100,015
Xperi Corp.	2,812	68,613
VeriFone Systems, Inc.*	3,754	66,483
Diodes, Inc.*	1,971	56,509
Verint Systems, Inc.*	1,312	54,907
TeleTech Holdings, Inc.	1,254	50,474
Progress Software Corp.	1,171	49,850
Synaptics, Inc.*	1,098	43,854
Electronics for Imaging, Inc.*	1,389	41,017
Quality Systems, Inc.*	2,982	40,496
CommVault Systems, Inc.*	771	40,478
Super Micro Computer, Inc.*	1,860	38,921
Cirrus Logic, Inc.*	692	35,887
Sykes Enterprises, Inc.*	1,055	33,180
MACOM Technology Solutions Holdings, Inc.*	978	31,824
MKS Instruments, Inc.	325	30,712
Lumentum Holdings, Inc.*	607	29,682
Unisys Corp.*	3,596	29,307
Insight Enterprises, Inc.*	756	28,947
Medidata Solutions, Inc.*	441	27,946
Computer Programs & Systems, Inc.	849	25,512
Total Technology		924,614

Consumer, Cyclical - 2.0%
GMS, Inc.*	2,454	92,369
Allegiant Travel Co. — Class A	547	84,648
MDC Holdings, Inc.	2,003	63,856
Pinnacle Entertainment, Inc.*	1,904	62,318
Tenneco, Inc.	1,046	61,233
Cooper-Standard Holdings, Inc.*	475	58,187
Taylor Morrison Home Corp. — Class A*	2,243	54,886
Hawaiian Holdings, Inc.	1,350	53,798
Tailored Brands, Inc.	2,164	47,240
KB Home	1,269	40,544
Bloomin’ Brands, Inc.	1,857	39,628
BMC Stock Holdings, Inc.*	1,469	37,166
Beacon Roofing Supply, Inc.*	464	29,585
Caesars Entertainment Corp.*	2,100	26,565
RH*	301	25,949
Eros International plc*	2,015	19,445
Total Consumer, Cyclical		797,417

Diversified - 0.2%
HRG Group, Inc.*	4,737	80,292

Financial - 0.2%
Blackhawk Network Holdings, Inc.*	2,061	73,474

Energy - 0.1%
TPI Composites, Inc.*	1,354	27,703
Tellurian, Inc.*	2,700	26,298
Total Energy		54,001

Total Common Stocks
(Cost $7,900,066)		8,538,381

MUTUAL FUNDS† - 73.1%
Guggenheim Strategy Fund III[1]	431,807	10,803,816
Guggenheim Variable Insurance Strategy Fund III[1]	386,573	9,706,847
Guggenheim Strategy Fund II1	183,699	4,594,307
Guggenheim Strategy Fund I1	151,803	3,804,188
Total Mutual Funds
(Cost $28,774,950)		28,909,158

MONEY MARKET FUND† - 5.6%
Dreyfus Treasury Prime Cash Management Fund Institutional Class 1.11%[2]	2,196,133	2,196,133
Total Money Market Fund
(Cost $2,196,133)		2,196,133

Total Investments - 100.2%
(Cost $38,871,149)		$39,643,672
Other Assets & Liabilities, net - (0.2)%		(84,142)
Total Net Assets - 100.0%		$39,559,530

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	10	Mar 2018	$768,550	$5,767
S&P MidCap 400 Index Mini Futures Contracts	4	Mar 2018	760,960	3,847
			$1,529,510	$9,614

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Deutsche Bank	Russell 2000 Growth Price Return Index	1.17%	At Maturity	04/04/18	31,240	$29,573,571	$873,664

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,538,381	$—	$—	$—	$—	$8,538,381
Equity Futures Contracts	—	9,614	—	—	—	9,614
Equity Index Swap Agreements	—	—	—	873,664	—	873,664
Money Market Fund	2,196,133	—	—	—	—	2,196,133
Mutual Funds	28,909,158	—	—	—	—	28,909,158
Total Assets	$39,643,672	$9,614	$—	$873,664	$—	$40,526,950

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$4,121,230	$760,559	$(1,087,401)	$7,688	$2,112	$3,804,188	151,803	$79,280	$1,438
Guggenheim Strategy Fund II	4,470,690	112,908	—	—	10,709	4,594,307	183,699	110,705	2,444
Guggenheim Strategy Fund III	8,949,495	1,836,094	—	—	18,227	10,803,816	431,807	274,168	2,628
Guggenheim Variable Insurance Strategy Fund III	8,484,186	1,194,847	—	—	27,814	9,706,847	386,573	240,495	—
	$26,025,601	$3,904,408	$(1,087,401)	$7,688	$58,862	$28,909,158		$704,648	$6,510

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $10,096,199)	$10,734,514
Investments in affiliated issuers, at value (cost $28,774,950)	28,909,158
Cash	3,930
Segregated cash with broker	53,500
Unrealized appreciation on swap agreements	873,664
Prepaid expenses	1,921
Receivables:
Dividends	51,886
Fund shares sold	31,224
Interest	1,478
Total assets	40,661,275

Liabilities:
Segregated cash due to broker	950,000
Payable for:
Securities purchased	50,730
Swap settlement	31,505
Management fees	15,353
Variation margin	10,890
Distribution and service fees	8,341
Fund shares redeemed	4,799
Fund accounting/administration fees	2,669
Transfer agent/maintenance fees	2,100
Trustees’ fees*	1,999
Miscellaneous	23,359
Total liabilities	1,101,745
Commitments and contingent liabilities (Note 13)	—
Net assets	$39,559,530

Net assets consist of:
Paid in capital	$32,443,041
Undistributed net investment income	361,905
Accumulated net realized gain on investments	5,098,783
Net unrealized appreciation on investments	1,655,801
Net assets	$39,559,530
Capital shares outstanding	984,202
Net asset value per share	$40.19

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$56,890
Dividends from securities of affiliated issuers	704,648
Interest	911
Total investment income	762,449

Expenses:
Management fees	284,554
Distribution and service fees	62,225
Transfer agent/maintenance fees	25,217
Printing expenses	32,802
Fund accounting/administration fees	29,124
Trustees’ fees*	7,570
Custodian fees	6,075
Line of credit fees	5,093
Miscellaneous	44,772
Total expenses	497,432
Less:
Expenses reimbursed by Adviser	(10,516)
Expenses waived by Adviser	(85,254)
Total waived expenses	(95,770)
Net expenses	401,662
Net investment income	360,787

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,284,873
Investments in affiliated issuers	7,688
Swap agreements	5,489,187
Futures contracts	32,104
Distributions received from affiliated investment company shares	6,510
Net realized gain	6,820,362
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	169,084
Investments in affiliated issuers	58,862
Swap agreements	(42,523)
Futures contracts	14,207
Net change in unrealized appreciation (depreciation)	199,630
Net realized and unrealized gain	7,019,992
Net increase in net assets resulting from operations	$7,380,779

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$360,787	$268,296
Net realized gain on investments	6,820,362	133,387
Net change in unrealized appreciation (depreciation) on investments	199,630	3,443,982
Net increase in net assets resulting from operations	7,380,779	3,845,665

Distributions to shareholders from:
Net investment income	(267,944)	(126,568)
Net realized gains	—	(1,846,910)
Total distributions to shareholders	(267,944)	(1,973,478)

Capital share transactions:
Proceeds from sale of shares	3,220,199	2,515,724
Distributions reinvested	267,944	1,973,478
Cost of shares redeemed	(5,257,634)	(10,746,152)
Net decrease from capital share transactions	(1,769,491)	(6,256,950)
Net increase (decrease) in net assets	5,343,344	(4,384,763)

Net assets:
Beginning of year	34,216,186	38,600,949
End of year	$39,559,530	$34,216,186
Undistributed net investment income at end of year	$361,905	$268,704

Capital share activity:
Shares sold	89,564	82,490
Shares issued from reinvestment of distributions	7,333	65,477
Shares redeemed	(146,945)	(357,673)
Net decrease in shares	(50,048)	(209,706)

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$33.08	$31.03	$31.77	$29.20	$20.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.25	.10	.22	(.05)
Net gain (loss) on investments (realized and unrealized)	7.02	3.74	(.47)	2.35	8.59
Total from investment operations	7.38	3.99	(.37)	2.57	8.54
Less distributions from:
Net investment income	(.27)	(.13)	(.27)	—	—
Net realized gains	—	(1.81)	(.10)	—	—
Total distributions	(.27)	(1.94)	(.37)	—	—
Net asset value, end of period	$40.19	$33.08	$31.03	$31.77	$29.20

Total Return[b]	22.38%	13.45%	(1.29%)	8.80%	41.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,560	$34,216	$38,601	$37,005	$38,586
Ratios to average net assets:
Net investment income (loss)	0.99%	0.83%	0.32%	0.74%	(0.21%)
Total expenses[c]	1.37%	1.23%	1.21%	1.26%	1.23%
Net expenses	1.10%[d,e]	1.23%	1.21%	1.24%[d]	1.23%
Portfolio turnover rate	50%	76%	79%	102%	255%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]
Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 1.09%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

To Our Shareholders:

The Series Y (StylePlusTM—Large Growth Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Scott Hammond, Managing Director and Portfolio Manager; and Qi Yan, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2017.

For the year ended December 31, 2017, the Series Y (StylePlus—Large Growth Series) returned 30.11%, compared with the 30.21% return of its benchmark, the Russell 1000 Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the Russell 1000 Growth Index for the one-year period ended December 31, 2017. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (ABS), investment-grade corporates, and non-agency residential mortgage-backed securities (NA RMBS) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	29.6%
Guggenheim Variable Insurance Strategy Fund III	26.6%
Guggenheim Strategy Fund II	14.4%
Guggenheim Strategy Fund I	9.4%
Apple, Inc.	1.0%
Microsoft Corp.	0.8%
Alphabet, Inc. — Class C	0.7%
Amazon.com, Inc.	0.5%
Facebook, Inc. — Class A	0.4%
Boeing Co.	0.3%
Top Ten Total	83.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	30.11%	17.14%	8.62%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 16.7%

Consumer, Non-cyclical - 5.6%
AbbVie, Inc.	1,396	$135,007
Eli Lilly & Co.	1,565	132,180
Celgene Corp.*	1,170	122,101
Johnson & Johnson	803	112,195
Kimberly-Clark Corp.	877	105,819
Sysco Corp.	1,731	105,124
Gilead Sciences, Inc.	1,453	104,093
Amgen, Inc.	594	103,297
General Mills, Inc.	1,718	101,860
United Rentals, Inc.*	576	99,020
Humana, Inc.	387	96,003
Kellogg Co.	1,343	91,297
Merck & Company, Inc.	1,516	85,305
McKesson Corp.	544	84,837
HCA Healthcare, Inc.*	956	83,975
CoreLogic, Inc.*	1,784	82,439
Dr Pepper Snapple Group, Inc.	831	80,657
Spectrum Brands Holdings, Inc.	714	80,253
Campbell Soup Co.	1,662	79,959
IQVIA Holdings, Inc.*	732	71,663
Kroger Co.	2,425	66,566
WellCare Health Plans, Inc.*	319	64,154
TreeHouse Foods, Inc.*	1,141	56,434
Biogen, Inc.*	170	54,157
UnitedHealth Group, Inc.	230	50,706
Western Union Co.	2,286	43,457
Thermo Fisher Scientific, Inc.	180	34,179
Becton Dickinson and Co.	156	33,393
Herbalife Ltd.*	461	31,219
Quanta Services, Inc.*	796	31,132
Edwards Lifesciences Corp.*	253	28,516
Live Nation Entertainment, Inc.*	657	27,968
AmerisourceBergen Corp. — Class A	301	27,638
Medtronic plc	323	26,082
Altria Group, Inc.	356	25,422
PepsiCo, Inc.	205	24,583
Procter & Gamble Co.	267	24,532
Cigna Corp.	118	23,965
Coca-Cola Co.	518	23,766
Pilgrim’s Pride Corp.*	675	20,965
Total Consumer, Non-cyclical		2,675,918

Technology - 3.7%
Apple, Inc.	2,827	478,413
Microsoft Corp.	4,365	373,382
International Business Machines Corp.	888	136,237
DXC Technology Co.	989	93,856
Fidelity National Information Services, Inc.	975	91,738
Dell Technologies Incorporated Class V — Class V*	1,088	88,433
Western Digital Corp.	887	70,543
Micron Technology, Inc.*	1,712	70,397
NetApp, Inc.	1,267	70,090
First Data Corp. — Class A*	4,056	67,776
Oracle Corp.	982	46,429
ON Semiconductor Corp.*	2,165	45,335
NCR Corp.*	1,329	45,173
CSRA, Inc.	1,185	35,455
KLA-Tencor Corp.	229	24,061
Broadcom Ltd.	87	22,350
NVIDIA Corp.	111	21,479
Total Technology		1,781,147

Industrial - 2.9%
Boeing Co.	560	165,150
Caterpillar, Inc.	903	142,295
Union Pacific Corp.	1,006	134,905
FedEx Corp.	510	127,265
Parker-Hannifin Corp.	503	100,389
Roper Technologies, Inc.	365	94,535
Ingersoll-Rand plc	1,003	89,457
Snap-on, Inc.	504	87,847
CSX Corp.	1,175	64,637
Stanley Black & Decker, Inc.	340	57,695
Xylem, Inc.	837	57,083
XPO Logistics, Inc.*	604	55,320
Cummins, Inc.	276	48,753
Lockheed Martin Corp.	131	42,057
Zebra Technologies Corp. — Class A*	404	41,935
Energizer Holdings, Inc.	866	41,551
3M Co.	102	24,008
General Electric Co.	1,291	22,528
Total Industrial		1,397,410

Communications - 2.6%
Alphabet, Inc. — Class C*	320	334,848
Amazon.com, Inc.*	194	226,877
Facebook, Inc. — Class A*	1,114	196,577
Comcast Corp. — Class A	3,858	154,513
Omnicom Group, Inc.	1,276	92,931
Verizon Communications, Inc.	1,436	76,008
DISH Network Corp. — Class A*	886	42,306
Palo Alto Networks, Inc.*	268	38,844
T-Mobile US, Inc.*	393	24,959
Netflix, Inc.*	121	23,227
Expedia, Inc.	191	22,876
Total Communications		1,233,966

Consumer, Cyclical - 1.4%
Southwest Airlines Co.	1,489	97,455
CVS Health Corp.	1,112	80,620
Lions Gate Entertainment Corp. — Class A*	2,383	80,569
Alaska Air Group, Inc.	1,008	74,098
American Airlines Group, Inc.	1,142	59,419
Home Depot, Inc.	285	54,016
McDonald’s Corp.	284	48,882
BorgWarner, Inc.	820	41,894
WW Grainger, Inc.	148	34,965
Liberty Interactive Corporation QVC Group — Class A*	1,419	34,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

Lear Corp.	180	$31,799
Allison Transmission Holdings, Inc.	721	31,053
Walgreens Boots Alliance, Inc.	329	23,892
Total Consumer, Cyclical		693,314

Financial - 0.4%
Alliance Data Systems Corp.	375	95,055
Visa, Inc. — Class A	441	50,283
Air Lease Corp. — Class A	707	34,000
Mastercard, Inc. — Class A	159	24,066
Total Financial		203,404

Basic Materials - 0.1%
Sherwin-Williams Co.	60	24,602
Praxair, Inc.	155	23,975
DowDuPont, Inc.	330	23,503
Total Basic Materials		72,080

Total Common Stocks
(Cost $7,076,405)		8,057,239

MUTUAL FUNDS† - 80.0%
Guggenheim Strategy Fund III[1]	569,994	14,261,267
Guggenheim Variable Insurance Strategy Fund III[1]	509,462	12,792,600
Guggenheim Strategy Fund II1	277,527	6,940,957
Guggenheim Strategy Fund I1	180,264	4,517,430
Total Mutual Funds
(Cost $38,347,053)		38,512,254

MONEY MARKET FUND† - 2.8%
Dreyfus Treasury Prime Cash Management Fund Institutional Class 1.11%[2]	1,363,318	1,363,318
Total Money Market Fund
(Cost $1,363,318)		1,363,318

Total Investments - 99.5%
(Cost $46,786,776)		$47,932,811
Other Assets & Liabilities, net - 0.5%		239,951
Total Net Assets - 100.0%		$48,172,762

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	3	Mar 2018	$401,663	$1,985
NASDAQ-100 Index Mini Futures Contracts	1	Mar 2018	128,205	(127)
			$529,868	$1,858

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Deutsche Bank	Russell 1000 Growth Price Return Index	1.73%	At Maturity	04/04/18	29,345	$39,685,298	$2,685,478

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
plc — Public Limited Company

See Sector Classification in Other Information section.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2017 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,057,239	$—	$—	$—	$—	$8,057,239
Equity Futures Contracts	—	1,985	—	—	—	1,985
Equity Index Swap Agreements	—	—	—	2,685,478	—	2,685,478
Money Market Fund	1,363,318	—	—	—	—	1,363,318
Mutual Funds	38,512,254	—	—	—	—	38,512,254
Total Assets	$47,932,811	$1,985	$—	$2,685,478	$—	$50,620,274

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 1 - Other*	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts	$—	$127	$—	$—	$—	$127

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the underlying series of the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended December 31, 2017, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/16	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 12/31/17	Shares 12/31/17	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund I	$2,098,122	$2,413,452	$—	$—	$5,856	$4,517,430	180,264	$78,710	$1,708
Guggenheim Strategy Fund II	9,495,528	1,418,483	(3,999,994)	22,747	4,193	6,940,957	277,527	215,448	3,692
Guggenheim Strategy Fund III	10,187,301	4,055,496	—	—	18,470	14,261,267	569,994	315,738	3,469
Guggenheim Variable Insurance Strategy Fund III	8,472,940	4,284,252	—	—	35,408	12,792,600	509,462	284,736	—
	$30,253,891	$12,171,683	$(3,999,994)	$22,747	$63,927	$38,512,254		$894,632	$8,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $8,439,723)	$9,420,557
Investments in affiliated issuers, at value (cost $38,347,053)	38,512,254
Cash	604
Segregated cash with broker	217,600
Unrealized appreciation on swap agreements	2,685,478
Prepaid expenses	2,133
Receivables:
Fund shares sold	144,138
Dividends	70,687
Interest	783
Total assets	51,054,234

Liabilities:
Segregated cash due to broker	2,720,000
Payable for:
Securities purchased	67,609
Swap settlement	24,762
Fund shares redeemed	17,738
Management fees	15,286
Distribution and service fees	10,162
Trustees’ fees*	3,647
Fund accounting/administration fees	3,252
Transfer agent/maintenance fees	2,011
Variation margin	1,913
Miscellaneous	15,092
Total liabilities	2,881,472
Commitments and contingent liabilities (Note 13)	—
Net assets	$48,172,762

Net assets consist of:
Paid in capital	$38,230,224
Undistributed net investment income	596,477
Accumulated net realized gain on investments	5,512,690
Net unrealized appreciation on investments	3,833,371
Net assets	$48,172,762
Capital shares outstanding	2,373,583
Net asset value per share	$20.30

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends from securities of unaffiliated issuers	$119,175
Dividends from securities of affiliated issuers	894,632
Interest	8,536
Total investment income	1,022,343

Expenses:
Management fees	298,245
Distribution and service fees	76,029
Transfer agent/maintenance fees	25,151
Fund accounting/administration fees	35,057
Custodian fees	9,770
Trustees’ fees*	7,994
Line of credit fees	6,660
Miscellaneous	65,322
Total expenses	524,228
Less:
Expenses reimbursed by Adviser	(10,506)
Expenses waived by Adviser	(87,856)
Total waived expenses	(98,362)
Net expenses	425,866
Net investment income	596,477

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,070,378
Investments in affiliated issuers	22,747
Swap agreements	6,436,319
Futures contracts	203,841
Distributions received from affiliated investment company shares	8,869
Net realized gain	7,742,154
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	622,352
Investments in affiliated issuers	63,927
Swap agreements	2,438,736
Futures contracts	3,360
Net change in unrealized appreciation (depreciation)	3,128,375
Net realized and unrealized gain	10,870,529
Net increase in net assets resulting from operations	$11,467,006

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment income	$596,477	$436,940
Net realized gain on investments	7,742,154	1,466,255
Net change in unrealized appreciation (depreciation) on investments	3,128,375	1,175,450
Net increase in net assets resulting from operations	11,467,006	3,078,645

Distributions to shareholders from:
Net investment income	(436,012)	(201,372)
Net realized gains	—	(1,396,565)
Total distributions to shareholders	(436,012)	(1,597,937)

Capital share transactions:
Proceeds from sale of shares	6,762,793	4,941,960
Distributions reinvested	436,012	1,597,937
Cost of shares redeemed	(8,622,204)	(9,633,921)
Net decrease from capital share transactions	(1,423,399)	(3,094,024)
Net increase (decrease) in net assets	9,607,595	(1,613,316)

Net assets:
Beginning of year	38,565,167	40,178,483
End of year	$48,172,762	$38,565,167
Undistributed net investment income at end of year	$596,477	$436,940

Capital share activity:
Shares sold	369,962	324,196
Shares issued from reinvestment of distributions	23,957	104,372
Shares redeemed	(468,889)	(638,856)
Net decrease in shares	(74,970)	(210,288)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$15.75	$15.11	$15.58	$13.52		$10.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.17	.08	.15		.04
Net gain (loss) on investments (realized and unrealized)	4.48	1.13	.79	1.91		2.94
Total from investment operations	4.73	1.30	.87	2.06		2.98
Less distributions from:
Net investment income	(.18)	(.08)	(.17)	—		—
Net realized gains	—	(.58)	(1.17)	—		—
Total distributions	(.18)	(.66)	(1.34)	—		—
Net asset value, end of period	$20.30	$15.75	$15.11	$15.58		$13.52

Total Return[b]	30.11%	8.72%	5.49%	15.24%		28.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,173	$38,565	$40,178	$36,942		$40,417
Ratios to average net assets:
Net investment income (loss)	1.36%	1.14%	0.52%	1.05%		0.33%
Total expenses[c]	1.20%	1.04%	1.15%	1.18%		1.10%
Net expenses	0.97%[d,e]	1.04%	1.15%	1.16	%d	1.10%
Portfolio turnover rate	43%	42%	65%	96%		247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]
Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratio for the year ended December 31, 2017 would be 0.97%.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2017

Dear Shareholder:

Guggenheim Series Z (Alpha Opportunity Fund) (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended December 31, 2017.

For the one year period ended December 31, 2017, Series Z (Alpha Opportunity Series) returned 7.22%, compared with the 0.86% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 10.58%. The S&P 500 Index, which until March 13, 2017, served as one of the Fund’s primary benchmarks, returned 21.83%.

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Performance Review

On average during the period, the Fund held about 142% of assets in long securities, and 101% short, for an average net-dollar exposure of 41%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.36 during the year. The long positions averaged a return of 19.5%, compared to the Russell 3000 index return of 21.1%. Short positions returned 17.4% on a stand-alone basis. So, while on an absolute basis the long returns were positive in the surging market environment, and shorts lost money, when counting alpha from a security-selection basis, the shorts did better for the period in underperforming the markets.

The year ending December 31, 2017 was notable not only for the strong and consistent bull returns, but also an abnormally low volatility. Indeed S&P 500 index did not endure a single month with a negative return–a feat that has not been accomplished in the last 30 years since the S&P’s total return index data is available. While the total return for the year was not remarkable (above average, but not in the top 10 of the last 30 years), 2017 did have the single lowest standard deviation of monthly returns, and the lowest spread between best and worst months. Anyone invested long in this market should be cheering –a historic nirvana of consistent positive returns. Although most people with more than seven years of investing experience might be a little more cautious, knowing this consistency cannot be the norm.

Driving the bull has been a business friendly election result with Republican control of the executive and legislative branches–dramatically lowering corporate taxes and regulations. We’ve also experienced strong earnings in the US and recovering economies in Europe and China (to name a few). It’s not hard to see the sources of optimism.

The historic low volatility has been more of a conundrum. With the Fed raising rates and starting the process of quantitative easing unwind, with higher stock multiples, and with a more volatile presidential administration than the country has seen in a while–one might expect more uncertainty in stock prices than is implied in broad market volatility measures.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2017

The risk–it seems–is actually there, but under cover. Underneath the fairly steady overall equity market returns is a bit of divergence emerging between a narrowing cohort of large cap, high-growth tech-oriented companies, and a host of smaller and more old-fashioned businesses that are feeling more late-cycle doldrums. Indeed for 2017, the difference between Russell growth benchmarks over value benchmarks is a stunning 16.6% among large caps and 14.3% among small caps. The growth indices have also experienced lower volatility than their value counterparts (about 1% less for large caps, and 4% less for small caps), whereas the prior five years the growth indices were about 1-2% more volatile.

One of the consequences of a prolonged growth-stock-driven market is less investor consideration given for higher free-cash-flow-yielding names. Traditionally strong cash generating-businesses tended to be considered higher quality stocks to own due to value creation options that excess cash flow can open up (higher dividends, buybacks, acquisitions). However, when growth stocks are performing well (both from an earnings and stock appreciation perspective)–the older “mature” businesses can fall out of favor in relation to companies with heavy cash investment (i.e., negative cash generators). Our measure of market returns to the Free Cash Flow Factor1 has shown a big drawdown since the end of last year, with the recent period equaling the historic maximum drawdown that occurred in 2007 through 2008.

In this environment, the Fund has provided positive returns, but not market-beating returns, as the investment process tends to shun or short the growth-at-any-price and more speculative names which are driving broader market gains. Meanwhile the Fund’s process is attracted to better values and cash flow generators that have lagged. We expect that valuation discipline to pay off when the mega cap expensive names take a breather for earnings to catch up, or alternatively, when those pricey market favorites crash, as they are apt to do, on a more substantial disappointment.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Our proprietary factor measures the return difference between high free cash flow yield stocks minus low free cash flow yield stocks on a market neutral and sector neutral basis.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2017

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	1.7%
Southwest Airlines Co.	1.7%
Fluor Corp.	1.6%
Owens Corning	1.6%
JM Smucker Co.	1.6%
Conagra Brands, Inc.	1.5%
Valero Energy Corp.	1.5%
US Foods Holding Corp.	1.5%
Juniper Networks, Inc.	1.5%
CA, Inc.	1.4%
Top Ten Total	15.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2017

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2017

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	7.22%	10.01%	6.68%
Morningstar Long/Short Equity Category Average	10.58%	5.52%	4.23%
S&P 500 Index	21.83%	15.79%	8.50%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.86%	0.27%	0.39%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index, ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

†
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2017
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 104.1%

Consumer, Non-cyclical - 29.7%
JM Smucker Co.	1,541	$191,454
Conagra Brands, Inc.[1]	4,973	187,333
US Foods Holding Corp.*	5,733	183,055
United Rentals, Inc.*	1,031	177,239
Eli Lilly & Co.[1]	2,002	169,089
United Therapeutics Corp.*	1,092	161,561
Pfizer, Inc.[1]	4,344	157,340
Cardinal Health, Inc.[1]	2,335	143,065
Johnson & Johnson[1]	945	132,035
Zimmer Biomet Holdings, Inc.	1,027	123,928
Edgewell Personal Care Co.*	2,080	123,531
Performance Food Group Co.*	3,264	108,038
General Mills, Inc.[1]	1,811	107,374
Celgene Corp.*,1	913	95,281
Tyson Foods, Inc. — Class A1	1,149	93,149
Horizon Pharma plc*	6,107	89,162
Abbott Laboratories[1]	1,454	82,980
Bioverativ, Inc.*	1,531	82,552
Travelport Worldwide Ltd.	6,049	79,060
Darling Ingredients, Inc.*	3,931	71,269
Medtronic plc	779	62,904
United Natural Foods, Inc.*	1,250	61,588
Prestige Brands Holdings, Inc.*	1,385	61,508
SpartanNash Co.	2,291	61,124
CoreLogic, Inc.*	1,308	60,443
USANA Health Sciences, Inc.*	795	58,870
Humana, Inc.[1]	228	56,560
Ingredion, Inc.	400	55,920
AmerisourceBergen Corp. — Class A1	595	54,633
Dr Pepper Snapple Group, Inc.[1]	551	53,480
Cardtronics plc — Class A*	2,777	51,430
DaVita, Inc.*,1	645	46,601
Sanderson Farms, Inc.	335	46,491
TreeHouse Foods, Inc.*	875	43,277
Sabre Corp.	2,097	42,989
AbbVie, Inc.[1]	436	42,165
Dean Foods Co.	3,600	41,616
Boston Beer Company, Inc. — Class A*	214	40,896
Pilgrim’s Pride Corp.*	1,313	40,782
Allergan plc	246	40,241
Spectrum Brands Holdings, Inc.	328	36,867
Baxter International, Inc.[1]	567	36,651
Total Consumer, Non-cyclical		3,655,531

Industrial - 20.8%
Fluor Corp.	3,857	199,214
Owens Corning	2,113	194,269
Energizer Holdings, Inc.	3,441	165,099
Genesee & Wyoming, Inc. — Class A*	1,973	155,334
AGCO Corp.	1,949	139,217
Greenbrier Companies, Inc.	2,601	138,633
Tech Data Corp.*	1,395	136,668
Kirby Corp.*	1,888	126,118
Regal Beloit Corp.	1,580	121,028
Snap-on, Inc.	629	109,635
Norfolk Southern Corp.[1]	731	105,922
Timken Co.	2,081	102,281
WestRock Co.	1,507	95,258
Benchmark Electronics, Inc.*	3,200	93,120
EnerSys	1,201	83,625
Arconic, Inc.[1]	2,578	70,251
Crane Co.	688	61,383
Trinity Industries, Inc.	1,468	54,991
Rexnord Corp.*	1,898	49,386
Applied Industrial Technologies, Inc.	670	45,627
L3 Technologies, Inc.	226	44,714
Gibraltar Industries, Inc.*	1,311	43,263
Sanmina Corp.*	1,300	42,900
Ingersoll-Rand plc	418	37,282
Belden, Inc.	481	37,119
Vishay Intertechnology, Inc.	1,738	36,064
Louisiana-Pacific Corp.*	1,334	35,031
Owens-Illinois, Inc.*	1,519	33,676
Total Industrial		2,557,108

Technology - 13.2%
CA, Inc.[1]	5,330	177,382
International Business Machines Corp.[1]	1,032	158,329
HP, Inc.[1]	6,570	138,036
NetApp, Inc.[1]	2,435	134,704
DXC Technology Co.[1]	1,113	105,624
Convergys Corp.	4,266	100,251
First Data Corp. — Class A*	5,715	95,498
j2 Global, Inc.	1,224	91,837
Western Digital Corp.	1,062	84,461
Xerox Corp.	2,861	83,398
CSRA, Inc.	2,481	74,232
NCR Corp.*	2,075	70,529
Micron Technology, Inc.*	1,574	64,723
CACI International, Inc. — Class A*	402	53,205
Dell Technologies Incorporated Class V — Class V*	589	47,874
Cirrus Logic, Inc.*	881	45,689
ON Semiconductor Corp.*	2,158	45,188
KLA-Tencor Corp.[1]	374	39,296
Icad, Inc.*	5,469	18,813
Total Technology		1,629,069

Consumer, Cyclical - 10.6%
Southwest Airlines Co.[1]	3,206	209,833
CVS Health Corp.[1]	2,410	174,725
PACCAR, Inc.[1]	2,252	160,072
Tailored Brands, Inc.	6,393	139,559
Alaska Air Group, Inc.[1]	1,798	132,171
Lions Gate Entertainment Corp. — Class A*	2,571	86,926
JetBlue Airways Corp.*	3,494	78,056
Walgreens Boots Alliance, Inc.[1]	834	60,565
Ralph Lauren Corp. — Class A	502	52,052
Lear Corp.	253	44,695
WW Grainger, Inc.	185	43,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Lowe’s Companies, Inc.	449	$41,730
American Airlines Group, Inc.[1]	773	40,219
Tenneco, Inc.	637	37,290
Total Consumer, Cyclical		1,301,599

Financial - 9.2%
Aflac, Inc.[1]	1,858	163,095
VEREIT, Inc. REIT	19,245	149,918
Prudential Financial, Inc.[1]	1,166	134,067
Bank of New York Mellon Corp.[1]	2,205	118,761
Mack-Cali Realty Corp. REIT	3,602	77,659
Interactive Brokers Group, Inc. — Class A	1,168	69,157
CNO Financial Group, Inc.	2,438	60,194
U.S. Bancorp	909	48,704
Summit Hotel Properties, Inc. REIT	3,034	46,208
Brixmor Property Group, Inc. REIT	2,353	43,907
LaSalle Hotel Properties REIT	1,556	43,677
Capital One Financial Corp.[1]	406	40,430
E*TRADE Financial Corp.*,1	806	39,954
JPMorgan Chase & Co.[1]	359	38,392
Blackhawk Network Holdings, Inc.*	1,013	36,114
OneMain Holdings, Inc.*	966	25,106
Irish Bank Resolution Corporation Ltd.*,†††,5	16,638	—
Total Financial		1,135,343

Communications - 6.8%
Verizon Communications, Inc.[1]	3,997	211,561
Juniper Networks, Inc.[1]	6,310	179,835
ATN International, Inc.	2,201	121,627
T-Mobile US, Inc.*,1	1,508	95,773
Omnicom Group, Inc.	1,233	89,800
ARRIS International plc*	2,899	74,475
ORBCOMM, Inc.*	3,488	35,508
Viavi Solutions, Inc.*	3,929	34,340
Total Communications		842,919

Energy - 6.6%
Valero Energy Corp.[1]	2,017	185,383
Chevron Corp.[1]	1,337	167,379
Exxon Mobil Corp.[1]	1,910	159,753
Marathon Petroleum Corp.[1]	2,330	153,733
PBF Energy, Inc. — Class A	1,543	54,699
HollyFrontier Corp.	942	48,249
First Solar, Inc.*	579	39,094
Total Energy		808,290

Utilities - 6.0%
National Fuel Gas Co.	3,074	168,793
Ameren Corp.[1]	2,221	131,017
FirstEnergy Corp.[1]	4,074	124,746
Portland General Electric Co.	2,392	109,027
PNM Resources, Inc.	2,638	106,707
AES Corp.	9,700	105,051
Total Utilities		745,341

Basic Materials - 1.2%
LyondellBasell Industries N.V. — Class A	969	106,900
Huntsman Corp.	1,181	39,316
Total Basic Materials		146,216

Total Common Stocks
(Cost $12,015,145)		12,821,416

MONEY MARKET FUND† - 2.2%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Class 1.14%[2]	270,135	270,135
Total Money Market Fund
(Cost $270,135)		270,135

Total Investments - 106.3%
(Cost $12,285,280)		$13,091,551
Other Assets & Liabilities, net - (6.3)%		(774,906)
Total Net Assets - 100.0%		$12,316,645

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Gain (Loss)
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Alpha Opportunity Portfolio Short Custom Basket Swap[3]	(1.02%)	At Maturity	02/01/19	$12,217,791	$(919,138)

OTC Custom Basket Swap††
Morgan Stanley	Alpha Opportunity Portfolio Long Custom Basket Swap[4]	1.75%	At Maturity	02/01/19	4,337,344	198,865

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Value	Unrealized Gain (Loss)

CUSTOM BASKET OF LONG SECURITIES
Intel Corp.	3,015	18.2%	$36,094
Cisco Systems, Inc.	4,557	17.1%	34,082
Union Pacific Corp.	1,525	16.0%	31,725
FedEx Corp.	643	12.8%	25,368
Cummins, Inc.	1,063	11.8%	23,534
WellCare Health Plans, Inc.*	435	11.7%	23,190
Principal Financial Group, Inc.	2,572	11.5%	22,771
Kroger Co.	4,058	10.5%	20,900
Delta Air Lines, Inc.	2,320	9.4%	18,696
Mylan N.V.*	3,390	8.7%	17,365
Carlisle Companies, Inc.	1,292	6.8%	13,572
McKesson Corp.	850	6.4%	12,681
EMCOR Group, Inc.	1,027	6.2%	12,365
CenterPoint Energy, Inc.	6,095	5.9%	11,808
Discover Financial Services	544	4.8%	9,604
Allison Transmission Holdings, Inc.	1,628	4.8%	9,592
Amgen, Inc.	971	3.3%	6,642
Campbell Soup Co.	3,721	2.6%	5,235
Molson Coors Brewing Co. — Class B	2,220	2.6%	5,161
Biogen, Inc.*	225	2.5%	5,048
Northern Trust Corp.	378	2.1%	4,236
Hartford Financial Services Group, Inc.	486	1.9%	3,810
Travelers Companies, Inc.	270	1.9%	3,731
Gilead Sciences, Inc.	2,305	1.9%	3,686
American Financial Group, Inc.	759	1.3%	2,682
Bill Barrett Corp.*	5,276	0.9%	1,710
AECOM*	1,294	0.0%	(14)
Blackline, Inc.*	460	(0.3%)	(635)
United Continental Holdings, Inc.*	1,661	(2.0%)	(4,028)
Telephone & Data Systems, Inc.	4,648	(2.1%)	(4,158)
Western Union Co.	8,391	(3.7%)	(7,343)
Edison International	1,037	(4.1%)	(8,066)
Versartis, Inc.*	21,136	(4.1%)	(8,232)
Jabil, Inc.	3,513	(4.5%)	(8,988)
Archer-Daniels-Midland Co.	4,538	(4.7%)	(9,396)
Merck & Company, Inc.	1,409	(4.7%)	(9,445)
InterDigital, Inc.	1,088	(9.4%)	(18,704)
Owens & Minor, Inc.	1,864	(13.3%)	(26,470)
PG&E Corp.	3,204	(30.6%)	(60,944)
Total Custom Basket of Long Securities			198,865

CUSTOM BASKET OF SHORT SECURITIES[1]
Sensient Technologies Corp.	(1,602)	(1.5%)	13,474
NewMarket Corp.	(172)	(1.3%)	12,253
Education Realty Trust, Inc.	(1,924)	(1.0%)	9,222
First Republic Bank	(753)	(0.8%)	7,666
Balchem Corp.	(1,406)	(0.8%)	7,294
SPS Commerce, Inc.*	(774)	(0.7%)	6,649
FireEye, Inc.*	(2,601)	(0.7%)	6,593
Terreno Realty Corp.	(3,794)	(0.6%)	5,130
Essex Property Trust, Inc.	(378)	(0.5%)	4,709
CareTrust REIT, Inc.	(1,902)	(0.5%)	4,575
NVIDIA Corp.	(231)	(0.5%)	4,546
Hudson Pacific Properties, Inc.	(3,177)	(0.4%)	3,989
Capitol Federal Financial, Inc.	(5,304)	(0.4%)	3,427
Camden Property Trust	(1,510)	(0.4%)	3,322
Chesapeake Energy Corp.*	(9,892)	(0.3%)	3,071
CoStar Group, Inc.*	(467)	(0.3%)	2,748
White Mountains Insurance Group Ltd.	(135)	(0.3%)	2,333
Realty Income Corp.	(627)	(0.2%)	2,278
Martin Marietta Materials, Inc.	(539)	(0.2%)	2,096
Public Storage	(167)	(0.2%)	1,821
Extraction Oil & Gas, Inc.*	(2,524)	(0.2%)	1,682
Trustmark Corp.	(1,102)	(0.2%)	1,605
Exponent, Inc.	(645)	(0.2%)	1,473
Vail Resorts, Inc.	(156)	(0.2%)	1,429
Cannae Holdings, Inc.*	(2,679)	(0.1%)	1,056
People's United Financial, Inc.	(4,823)	(0.1%)	1,004
American International Group, Inc.	(707)	(0.1%)	761
Starbucks Corp.	(622)	(0.1%)	575
Healthcare Trust of America, Inc. — Class A	(2,599)	(0.1%)	574
Equity LifeStyle Properties, Inc.	(1,586)	0.0%	349
Physicians Realty Trust	(1,962)	0.0%	325
Aspen Insurance Holdings Ltd.	(857)	0.0%	285
Healthcare Realty Trust, Inc.	(1,217)	0.0%	239
Workday, Inc. — Class A*	(325)	0.0%	224
NiSource, Inc.	(1,301)	0.0%	(150)
IMAX Corp.*	(2,458)	0.0%	(151)
Rexford Industrial Realty, Inc.	(2,664)	0.0%	(186)
Kilroy Realty Corp.	(483)	0.0%	(385)
American Homes 4 Rent — Class A	(3,512)	0.0%	(452)
Intuit, Inc.	(228)	0.1%	(478)
Macerich Co.	(550)	0.1%	(634)
GCP Applied Technologies, Inc.*	(1,199)	0.1%	(714)
Vulcan Materials Co.	(1,168)	0.1%	(795)
Bio-Rad Laboratories, Inc. — Class A*	(231)	0.1%	(853)
Jack in the Box, Inc.	(545)	0.1%	(888)
MSCI, Inc. — Class A	(1,129)	0.1%	(896)
Semtech Corp.*	(1,202)	0.1%	(902)
On Assignment, Inc.*	(577)	0.2%	(1,497)
Dominion Energy, Inc.	(432)	0.2%	(1,522)
Federal Realty Investment Trust	(269)	0.2%	(1,651)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (continued)	December 31, 2017
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Value	Unrealized Loss

Jack Henry & Associates, Inc.	(366)	0.2%	$(1,659)
Ferro Corp.*	(1,604)	0.2%	(1,885)
Washington Federal, Inc.	(1,288)	0.2%	(1,996)
Commerce Bancshares, Inc.	(705)	0.2%	(2,014)
athenahealth, Inc.*	(461)	0.2%	(2,024)
EastGroup Properties, Inc.	(796)	0.2%	(2,095)
TransUnion*	(3,255)	0.2%	(2,125)
First Midwest Bancorp, Inc.	(1,542)	0.2%	(2,189)
PennyMac Mortgage Investment Trust	(3,074)	0.3%	(2,388)
Douglas Emmett, Inc.	(875)	0.3%	(2,398)
Boston Properties, Inc.	(525)	0.3%	(2,482)
Ultimate Software Group, Inc.*	(216)	0.3%	(2,562)
WR Grace & Co.	(1,519)	0.3%	(2,684)
Intercontinental Exchange, Inc.	(531)	0.3%	(2,710)
PriceSmart, Inc.	(583)	0.3%	(2,872)
SEI Investments Co.	(533)	0.3%	(2,914)
Bio-Techne Corp.	(284)	0.3%	(2,920)
Air Products & Chemicals, Inc.	(1,098)	0.3%	(3,040)
Sun Communities, Inc.	(1,528)	0.3%	(3,167)
DexCom, Inc.*	(671)	0.4%	(3,238)
Albemarle Corp.	(1,311)	0.4%	(3,358)
Regency Centers Corp.	(531)	0.4%	(3,613)
WD-40 Co.	(329)	0.4%	(3,937)
National Instruments Corp.	(1,185)	0.4%	(4,011)
GrubHub, Inc.*	(548)	0.4%	(4,024)
Yum! Brands, Inc.	(782)	0.4%	(4,110)
Equinix, Inc.	(107)	0.5%	(4,151)
Cabot Oil & Gas Corp. — Class A	(1,327)	0.5%	(4,561)
Dril-Quip, Inc.*	(1,226)	0.5%	(4,825)
Ally Financial, Inc.	(2,009)	0.6%	(5,364)
Dunkin' Brands Group, Inc.	(616)	0.6%	(5,473)
Compass Minerals International, Inc.	(2,587)	0.6%	(5,598)
Glacier Bancorp, Inc.	(1,086)	0.6%	(5,906)
Shake Shack, Inc. — Class A*	(1,024)	0.6%	(5,931)
Investors Bancorp, Inc.	(6,577)	0.6%	(5,944)
Nabors Industries Ltd.	(6,015)	0.7%	(6,304)
Howard Hughes Corp.*	(475)	0.7%	(6,361)
Spire, Inc.	(1,174)	0.7%	(6,424)
Carpenter Technology Corp.	(1,174)	0.7%	(6,434)
Team, Inc.*	(3,582)	0.7%	(6,702)
Tyler Technologies, Inc.*	(238)	0.7%	(6,721)
CyrusOne, Inc.	(1,120)	0.7%	(6,756)
Cintas Corp.	(1,184)	0.7%	(6,785)
Lululemon Athletica, Inc.*	(540)	0.8%	(6,950)
Alexandria Real Estate Equities, Inc.	(472)	0.8%	(6,972)
Extra Space Storage, Inc.	(463)	0.8%	(6,994)
Ingevity Corp.*	(591)	0.8%	(7,157)
Pool Corp.	(694)	0.8%	(7,207)
John Bean Technologies Corp.	(318)	0.8%	(7,239)
Royal Gold, Inc.	(2,061)	0.8%	(7,411)
CME Group, Inc. — Class A	(444)	0.8%	(7,575)
Allegheny Technologies, Inc.*	(2,964)	0.8%	(7,726)
Weatherford International plc*	(10,160)	0.8%	(7,759)
salesforce.com, Inc.*	(416)	0.9%	(7,917)
Nike, Inc. — Class B	(1,677)	0.9%	(8,133)
FactSet Research Systems, Inc.	(833)	0.9%	(8,224)
RSP Permian, Inc.*	(1,621)	0.9%	(8,555)
Tanger Factory Outlet Centers, Inc.	(5,259)	1.0%	(8,733)
LendingTree, Inc.*	(143)	1.0%	(8,844)
Atlassian Corporation plc — Class A*	(902)	1.0%	(8,856)
PTC, Inc.*	(1,294)	1.0%	(8,881)
Red Hat, Inc.*	(411)	1.0%	(9,004)
American Tower Corp. — Class A	(453)	1.0%	(9,142)
McDonald's Corp.	(889)	1.0%	(9,168)
Aqua America, Inc.	(1,412)	1.0%	(9,186)
Ollie's Bargain Outlet Holdings, Inc.*	(971)	1.1%	(9,719)
Verisk Analytics, Inc. — Class A*	(1,948)	1.1%	(10,057)
MarketAxess Holdings, Inc.	(594)	1.1%	(10,150)
Rollins, Inc.	(3,911)	1.1%	(10,296)
WisdomTree Investments, Inc.	(7,770)	1.1%	(10,434)
S&P Global, Inc.	(881)	1.2%	(10,754)
SBA Communications Corp.*	(600)	1.3%	(11,508)
Callon Petroleum Co.*	(5,144)	1.3%	(11,606)
Covanta Holding Corp.	(5,880)	1.3%	(11,693)
Autodesk, Inc.*	(556)	1.3%	(11,821)
Marriott International, Inc. — Class A	(288)	1.4%	(13,046)
Commercial Metals Co.	(4,067)	1.4%	(13,295)
Trex Company, Inc.*	(402)	1.5%	(13,812)
Moody's Corp.	(860)	1.5%	(14,015)
Crown Castle International Corp.	(662)	1.6%	(14,361)
Monolithic Power Systems, Inc.	(1,168)	1.6%	(14,367)
Eaton Vance Corp.	(1,598)	1.6%	(14,369)
First Industrial Realty Trust, Inc.	(2,421)	1.6%	(14,481)
Matador Resources Co.*	(1,651)	1.6%	(14,933)
Cognex Corp.	(1,066)	1.7%	(15,554)
Scotts Miracle-Gro Co. — Class A	(1,053)	1.7%	(15,609)
Alliant Energy Corp.	(3,146)	1.7%	(15,736)
Diamondback Energy, Inc.*	(806)	1.7%	(15,950)
Goldman Sachs Group, Inc.	(566)	1.7%	(15,960)
Ecolab, Inc.	(1,350)	1.9%	(17,252)
Atmos Energy Corp.	(1,965)	1.9%	(17,313)
Southern Copper Corp.	(3,573)	1.9%	(17,461)
Five Below, Inc.*	(704)	2.0%	(17,968)
CoreSite Realty Corp.	(678)	2.1%	(19,120)

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2017
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Value	Unrealized Loss

Cboe Global Markets, Inc.	(1,530)	2.2%	$(20,407)
DCT Industrial Trust, Inc.	(1,921)	2.3%	(20,754)
Crocs, Inc.*	(3,515)	2.3%	(21,164)
Parsley Energy, Inc. — Class A*	(4,972)	2.4%	(21,868)
Take-Two Interactive Software, Inc.*	(433)	2.6%	(23,997)
Healthcare Services Group, Inc.	(3,554)	3.0%	(27,875)
Adobe Systems, Inc.*	(501)	3.3%	(30,196)
International Flavors & Fragrances, Inc.	(1,190)	3.8%	(34,762)
FMC Corp.	(1,029)	3.8%	(35,048)
Copart, Inc.*	(4,937)	4.0%	(36,762)
Total Custom Basket of Short Securities			(919,138)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at December 31, 2017.
[2]	Rate indicated is the 7 day yield as of December 31, 2017.
[3]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[4]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at December 31, 2017.
[5]	Security was fair valued by the Valuation Committee at December 31, 2017. The total market value of fair valued securities amounts to $0, (cost $101,261) or 0.0% of total net assets.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$12,821,416	$—	$—	$—	**	$12,821,416
Money Market Fund	270,135	—	—	—		270,135
Custom Basket Swap Agreements	—	—	198,865	—		198,865
Total Assets	$13,091,551	$—	$198,865	$—		$13,290,416

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 - Other*	Level 3 Significant Unobservable Inputs		Total
Custom Basket Swap Agreements	$—	$—	$919,138	$—		$919,138

*	Other financial instruments include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.
**	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended December 31, 2017, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

Assets:
Investments, at value (cost $12,285,280)	$13,091,551
Unrealized appreciation on swap agreements	198,865
Prepaid expenses	2,654
Receivables:
Dividends	17,079
Interest	293
Fund shares sold	146
Total assets	13,310,588

Liabilities:
Overdraft due to custodian bank	766
Unrealized depreciation on swap agreements	919,138
Payable for:
Swap settlement	27,479
Management fees	6,605
Transfer agent/maintenance fees	4,238
Distribution and service fees	2,630
Trustees’ fees*	1,050
Fund shares redeemed	937
Miscellaneous	31,100
Total liabilities	993,943
Commitments and contingent liabilities (Note 13)	—
Net assets	$12,316,645

Net assets consist of:
Paid in capital	$11,014,164
Undistributed net investment income	—
Accumulated net realized gain on investments	1,216,483
Net unrealized appreciation on investments	85,998
Net assets	$12,316,645
Capital shares outstanding	614,203
Net asset value per share	$20.05

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income:
Dividends	$245,254
Interest	5,377
Total investment income	250,631

Expenses:
Management fees	132,097
Distribution and service fees	20,700
Recoupment of previously waived fees	19,126
Transfer agent/maintenance fees	25,003
Professional fees	31,445
Fund accounting/administration fees	25,151
Legal fees	18,695
Custodian fees	14,497
Short sales dividend expense	7,459
Trustees’ fees*	7,176
Line of credit fees	2,256
Tax expense	1,416
Miscellaneous	7,391
Total expenses	312,412
Less:
Expenses reimbursed by Adviser	(5,701)
Expenses waived by Adviser	(27,477)
Total waived expenses	(33,178)
Net expenses	279,234
Net investment loss	(28,603)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,924,725
Swap agreements	(369,054)
Securities sold short	(348,482)
Net realized gain	1,207,189
Net change in unrealized appreciation (depreciation) on:
Investments	(57,888)
Securities sold short	258,640
Swap agreements	(507,101)
Net change in unrealized appreciation (depreciation)	(306,349)
Net realized and unrealized gain	900,840
Net increase in net assets resulting from operations	$872,237

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(28,603)	$(152,337)
Net realized gain on investments	1,207,189	435,401
Net change in unrealized appreciation (depreciation) on investments	(306,349)	1,251,281
Net increase in net assets resulting from operations	872,237	1,534,345

Capital share transactions:
Proceeds from sale of shares	233,931	1,222,864
Cost of shares redeemed	(1,981,860)	(2,113,031)
Net decrease from capital share transactions	(1,747,929)	(890,167)
Net increase (decrease) in net assets	(875,692)	644,178

Net assets:
Beginning of year	13,192,337	12,548,159
End of year	$12,316,645	$13,192,337
Undistributed net investment income at end of year	$—	$172,127

Capital share activity:
Shares sold	12,271	70,252
Shares redeemed	(103,565)	(121,346)
Net decrease in shares	(91,294)	(51,094)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$18.70	$16.59	$27.33	$25.00	$19.55
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.21)	(.43)	(.43)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.39	2.32	(.69)	2.76	5.60
Total from investment operations	1.35	2.11	(1.12)	2.33	5.45
Less distributions from:
Net realized gains	—	—	(9.62)	—	—
Total distributions	—	—	(9.62)	—	—
Net asset value, end of period	$20.05	$18.70	$16.59	$27.33	$25.00

Total Return[b]	7.22%	12.79%	(4.69%)	9.36%	27.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,317	$13,192	$12,548	$15,611	$16,707
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(1.18%)	(2.03%)	(1.65%)	(0.69%)
Total expenses	2.48%	2.92%	3.54%	2.71%	3.03%
Net expenses[c]	2.22%[d,e]	2.92%	3.46%	2.33%	2.44%
Portfolio turnover rate	182%	198%	446%	—	548%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]
Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the net expense ratios for the periods presented would be:

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
2.13%	2.35%	2.35%	2.32%	2.35%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursement is 0.15%.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. At December 31, 2017, the Trust consisted of fourteen funds.

This report covers the Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (the “Funds”), each a diversified investment company, with the exception of Series B (Large Cap Value Series) and Series Y (StylePlus—Large Growth Series), which are each a non-diversified investment company.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC which operate under the name Guggenheim Investments (“GI”), provide advisory services. Guggenheim Partners Investment Management, LLC provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

NOTES TO FINANCIAL STATEMENTS (continued)

among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. The Board has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of OTC swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, under the direction of the Board using methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans

Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate

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of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2017.

(d) Interests in Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(i) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are

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NOTES TO FINANCIAL STATEMENTS (continued)

included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2017, there were no earnings credits received.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.33% at December 31, 2017.

(p) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of Securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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NOTES TO FINANCIAL STATEMENTS (continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Series E (Total Return Bond Series)	Duration, Hedge	1,378

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of options written on a quarterly basis:

Fund	Use	Average Number of Contracts
Series E (Total Return Bond Series)	Duration, Hedge	696

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$3,025,578	$—
Series D (World Equity Income Series)	Hedge	—	13,425,189
Series J (StylePlus—Mid Growth Series)	Index exposure	2,706,996	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	23,206,128	907,416
Series X (StylePlus—Small Growth Series)	Index exposure	852,500	—
Series Y (StylePlus—Large Growth Series)	Index exposure	1,267,836	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$191,706,397	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	140,417,176	—
Series X (StylePlus—Small Growth Series)	Index exposure	28,626,209	—
Series Y (StylePlus—Large Growth Series)	Index exposure	36,226,450	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	5,101,070	12,230,538

Interest rate swaps involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Certain interest rate swaps may have an upfront premium to equate the net present value of the swap with prevailing underlying market rates versus rates set forth at the original issue of the swap. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series E (Total Return Bond Series)	Duration, Hedge	$—	$19,325,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$471,332	$—
Series P (High Yield Series)	Hedge	1,724,136	1,915,465

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2017:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2017:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2017
Series A (StylePlus—Large Core Series)	$12,572	$10,884,174	$—	$—	$10,896,746
Series E (Total Return Bond Series)	—	—	560,549	16,924	577,473
Series J (StylePlus—Mid Growth Series)	7,755	8,331,262	—	—	8,339,017
Series N (Managed Asset Allocation Series)	167,048	—	—	—	167,048
Series X (StylePlus—Small Growth Series)	9,614	873,664	—	—	883,278
Series Y (StylePlus—Large Growth Series)	1,985	2,685,478	—	—	2,687,463
Series Z (Alpha Opportunity Series)	—	198,865	—	—	198,865

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Swaps Interest Rate Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at December 31, 2017
Series E (Total Return Bond Series)	$—	$—	$3,053	$—	$—	$—	$3,053
Series J (StylePlus—Mid Growth Series)	382	—	—	—	—	—	382
Series N (Managed Asset Allocation Series)	5,469	—	—	371	52,007	—	57,847
Series P (High Yield Series)	—	—	—	—	—	33,329	33,329
Series Y (StylePlus—Large Growth Series)	127	—	—	—	—	—	127
Series Z (Alpha Opportunity Series)	—	919,138	—	—	—	—	919,138

*
Includes cumulative appreciation (depreciation) of futures contracts and fair value of centrally cleared interest rate swap agreements as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options purchased
Net realized gain (loss) on options written

Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Futures Currency Risk	Futures Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$440,613	$30,526,329	$—	$—	$—	$—	$—	$—	$30,966,942
Series D (World Equity Income Series)	151	—	—	(2,089,841)	—	—	—	—	(2,089,690)
Series E (Total Return Bond Series)	—	—	(141,586)	—	—	34,368	(158,346)	(5,491)	(271,055)
Series J (StylePlus—Mid Growth Series)	571,135	21,264,468	—	—	—	—	—	—	21,835,603
Series N (Managed Asset Allocation Series)	1,527,839	—	—	34,694	57,956	—	—	—	1,620,489
Series P (High Yield Series)	—	—	—	—	—	—	—	(207,178)	(207,178)
Series X (StylePlus—Small Growth Series)	32,104	5,489,187	—	—	—	—	—	—	5,521,291
Series Y (StylePlus—Large Growth Series)	203,841	6,436,319	—	—	—	—	—	—	6,640,160
Series Z (Alpha Opportunity Series)	—	(369,054)	—	—	—	—	—	—	(369,054)

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Swaps Interest Rate Risk	Futures Currency Risk	Futures Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Series A (StylePlus—Large Core Series)	$12,572	$4,489,839	$—	$—	$—	$—	$4,502,411
Series D (World Equity Income Series)	—	—	—	(542,919)	—	—	(542,919)
Series E (Total Return Bond Series)	—	—	355,984	—	—	16,924	372,908
Series J (StylePlus—Mid Growth Series)	28,606	8,348,372	—	—	—	—	8,376,978
Series N (Managed Asset Allocation Series)	322,565	—	—	635	2,704	—	325,904
Series P (High Yield Series)	—	—	—	—	—	(50,411)	(50,411)
Series X (StylePlus—Small Growth Series)	14,207	(42,523)	—	—	—	—	(28,316)
Series Y (StylePlus—Large Growth Series)	3,360	2,438,736	—	—	—	—	2,442,096
Series Z (Alpha Opportunity Series)	—	(507,101)	—	—	—	—	(507,101)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypotheticated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$10,884,174	$—	$10,884,174	$—	$(10,884,174)	$—
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	16,924	—	16,924	—	—	16,924
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	8,331,262	—	8,331,262	—	(8,331,262)	—
Series X (StylePlus—Small Growth Series)	Swap equity contracts	873,664	—	873,664	—	(873,664)	—
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	2,685,478	—	2,685,478	—	(2,685,478)	—
Series Z (Alpha Opportunity Series)	Swap equity contracts	198,865	—	198,865	(198,865)	—	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series P (High Yield Series)	Forward foreign currency exchange contracts	$33,329	$—	$33,329	$—	$—	$33,329
Series Z (Alpha Opportunity Series)	Swap equity contracts	919,138	—	919,138	(919,138)	—	—

[1]	Exchanged traded and centrally cleared derivatives are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of December 31, 2017. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Deutsche Bank	Total Return swap agreements	$—	$11,450,000
	Morgan Stanley	Futures contracts	185,000	—
Series A (StylePlus—Large Core Series) Total			185,000	11,450,000

Series E (Total Return Bond Series)	Bank of America Merrill Lynch	Interest Rate swap agreements	768,000	—
Series E (Total Return Bond Series) Total			768,000	—

Series J (StylePlus—Mid Growth Series)	Morgan Stanley	Futures contracts	193,300	—
		Total Return swap agreements	—	8,691,586
Series J (StylePlus—Mid Growth Series) Total			193,300	8,691,586

Series N (Managed Asset Allocation Series)	Goldman Sachs Group	Futures contracts	80,494	—
Series N (Managed Asset Allocation Series) Total			80,494	—

Series X (StylePlus—Small Growth Series)	Deutsche Bank	Total Return swap agreements	—	950,000
	Morgan Stanley	Futures contracts	53,500	—
Series X (StylePlus—Small Growth Series) Total			53,500	950,000

Series Y (StylePlus—Large Growth Series)	Deutsche Bank	Total Return swap agreements	—	2,720,000
	Morgan Stanley	Futures contracts	217,600	—
Series Y (StylePlus—Large Growth Series) Total			217,600	2,720,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%[1]
Series F (Floating Rate Strategies Series)	0.65%[2]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%[3]
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%[4]
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%[5]
Series Y (StylePlus—Large Growth Series)	0.65%[6]
Series Z (Alpha Opportunity Series)	0.90%[7]

[1]	Prior to November 20, 2017, the Series’ management fee was an annual rate of 0.50% of average daily net assets.
[2]	Effective May 1, 2017, the Series’ management fee is subject to a 0.05% reduction on assets over $5 billion.
[3]	Prior to May 1, 2017, the Series’ management fee was an annual rate of 0.65% of average daily net assets.
[4]	Prior to May 1, 2017, the Series’ management fee was an annual rate of 0.95% of average daily net assets.
[5]	Prior to May 1, 2017, the Series’ management fee was an annual rate of 0.85% of average daily net assets.
[6]	Prior to May 1, 2017, the Series’ management fee was an annual rate of 0.75% of average daily net assets.
[7]	Prior to May 31, 2017, the Series’ management fee was an annual rate of 1.25% of average daily net assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/19
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/19
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/19
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%*	05/31/17	05/01/22

*	Prior to May 31, 2017 the Series’ expense limit was an annual rate of 2.35%.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2017, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Series A (StylePlus—Large Core Series)	$—	$—	$494,244	$494,244
Series B (Large Cap Value Series)	—	—	555,470	555,470
Series D (World Equity Income Series)	—	—	359,114	359,114
Series E (Total Return Bond Series)	220,171	182,326	188,079	590,576
Series F (Floating Rate Strategies Series)	52,144	18,770	52,478	123,392
Series J (StylePlus—Mid Growth Series)	—	—	342,729	342,729
Series O (All Cap Value Series)	—	—	272,422	272,422
Series P (High Yield Series)	27,349	30,120	59,723	117,192
Series Q (Small Cap Value Series)	—	—	88,099	88,099
Series V (Mid Cap Value Series)	—	—	448,055	448,055
Series X (StylePlus—Small Growth Series)	—	—	95,770	95,770
Series Y (StylePlus—Large Growth Series)	—	—	98,362	98,362
Series Z (Alpha Opportunity Series)	11,875	—	33,178	45,053

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2017, GI recouped amounts from the Funds as follows:

Fund	Amount
Series F (Floating Rate Strategies Series)	$5,495
Series O (All Cap Value Series)	6,069
Series P (High Yield Series)	18,384
Series Q (Small Cap Value Series)	271
Series Z (Alpha Opportunity Series)	19,126

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2017, the Series E (Total Return Bond Series) Fund waived $43,305 related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$5,240,581	$804,993	$6,045,574
Series B (Large Cap Value Series)	3,290,010	7,443,276	10,733,286
Series D (World Equity Income Series)	4,436,814	—	4,436,814
Series E (Total Return Bond Series)	5,311,377	—	5,311,377
Series F (Floating Rate Strategies Series)	1,683,851	—	1,683,851
Series J (StylePlus—Mid Growth Series)	1,631,486	—	1,631,486
Series N (Managed Asset Allocation Series)	1,203,136	660,699	1,863,835
Series O (All Cap Value Series)	2,632,756	7,614,247	10,247,003
Series P (High Yield Series)	4,444,487	—	4,444,487
Series Q (Small Cap Value Series)	1,858,716	1,909,181	3,767,897
Series V (Mid Cap Value Series)	2,107,460	3,974,080	6,081,540
Series X (StylePlus—Small Growth Series)	267,944	—	267,944
Series Y (StylePlus—Large Growth Series)	436,012	—	436,012
Series Z (Alpha Opportunity Series)	—	—	—

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$1,891,371	$2,234,605	$4,125,976
Series B (Large Cap Value Series)	4,101,267	3,255,199	7,356,466
Series D (World Equity Income Series)	4,893,739	—	4,893,739
Series E (Total Return Bond Series)	5,293,814	—	5,293,814
Series F (Floating Rate Strategies Series)	2,003,594	66,528	2,070,122
Series J (StylePlus—Mid Growth Series)	1,026,057	863,754	1,889,811
Series N (Managed Asset Allocation Series)	633,385	1,011,391	1,644,776
Series O (All Cap Value Series)	1,790,127	4,633,656	6,423,783
Series P (High Yield Series)	6,102,500	—	6,102,500
Series Q (Small Cap Value Series)	111,618	7,824,673	7,936,291
Series V (Mid Cap Value Series)	2,053,048	21,634,815	23,687,863
Series X (StylePlus—Small Growth Series)	1,663,755	309,723	1,973,478
Series Y (StylePlus—Large Growth Series)	1,069,061	528,876	1,597,937
Series Z (Alpha Opportunity Series)	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of December 31, 2017 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Series A (StylePlus—Large Core Series)	$28,366,260	$1,855,836	$16,116,095	$—	$—	$46,338,191
Series B (Large Cap Value Series)	6,926,623	12,437,373	63,840,191	—	—	83,204,187
Series D (World Equity Income Series)	4,179,424	—	15,747,688	—	—	19,927,112
Series E (Total Return Bond Series)	5,270,048	—	(374,930)	(360,156)	—	4,534,962
Series F (Floating Rate Strategies Series)	1,907,469	—	(121,871)	(471,856)	—	1,313,742
Series J (StylePlus—Mid Growth Series)	20,452,256	683,555	11,545,313	—	—	32,681,124
Series N (Managed Asset Allocation Series)	1,468,502	2,668,094	10,465,702	—	—	14,602,298
Series O (All Cap Value Series)	4,069,137	6,638,390	29,661,010	—	—	40,368,537
Series P (High Yield Series)	5,180,373	—	(1,760,569)	(2,345,515)	(130,892)	943,397
Series Q (Small Cap Value Series)	2,635,859	6,157,774	12,407,977	—	—	21,201,609
Series V (Mid Cap Value Series)	8,701,242	22,976,726	39,930,899	—	—	71,608,867
Series X (StylePlus—Small Growth Series)	5,357,659	127,706	1,631,124	—	—	7,116,489
Series Y (StylePlus—Large Growth Series)	6,134,993	14,459	3,793,086	—	—	9,942,538
Series Z (Alpha Opportunity Series)	438,900	800,987	62,594	—	—	1,302,481

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2017, capital loss carryforwards for the Funds were as follows:

		Unlimited
Fund	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Series E (Total Return Bond Series)	$(360,156)	$—	$—	$(360,156)
Series F (Floating Rate Strategies Series)	—	(1,953)	(469,903)	(471,856)
Series P (High Yield Series)	—	—	(2,345,515)	(2,345,515)

For the year ended December 31, 2017, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Series A (StylePlus—Large Core Series)	$—	$8,648,924	$8,648,924
Series B (Large Cap Value Series)	—	2,375,815	2,375,815
Series D (World Equity Income Series)	5,878,438	10,334,575	16,213,013
Series E (Total Return Bond Series)	5,110,089	1,116,710	6,226,799
Series F (Floating Rate Strategies Series)	—	—	—
Series J (StylePlus—Mid Growth Series)	2,717,244	6,328,608	9,045,852
Series N (Managed Asset Allocation Series)	—	—	—
Series O (All Cap Value Series)	—	—	—
Series P (High Yield Series)	—	852,720	852,720
Series Q (Small Cap Value Series)	—	—	—
Series V (Mid Cap Value Series)	—	—	—
Series X (StylePlus—Small Growth Series)	—	1,455,499	1,455,499
Series Y (StylePlus—Large Growth Series)	—	1,598,274	1,598,274
Series Z (Alpha Opportunity Series)	—	—	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, dividend reclasses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, paydown reclasses, investments in swaps, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net investment losses, bond premium/discount amortization, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2017 for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Series A (StylePlus—Large Core Series)	$1,512,141	$—	$(1,512,141)
Series B (Large Cap Value Series)	1,756,576	—	(1,756,576)
Series D (World Equity Income Series)	(5,878,438)	151,400	5,727,038
Series E (Total Return Bond Series)	(5,110,089)	498,723	4,611,366
Series F (Floating Rate Strategies Series)	—	73,183	(73,183)
Series J (StylePlus—Mid Growth Series)	(1,997,195)	—	1,997,195
Series N (Managed Asset Allocation Series)	573,987	(340)	(573,647)
Series O (All Cap Value Series)	1,745,769	—	(1,745,769)
Series P (High Yield Series)	2	139,051	(139,053)
Series Q (Small Cap Value Series)	1,293,726	—	(1,293,726)
Series V (Mid Cap Value Series)	3,354,283	—	(3,354,283)
Series X (StylePlus—Small Growth Series)	231,829	358	(232,187)
Series Y (StylePlus—Large Growth Series)	592,941	(928)	(592,013)
Series Z (Alpha Opportunity Series)	54,225	(143,524)	89,299

At December 31, 2017, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
Series A (StylePlus—Large Core Series)	$246,978,692	$16,773,103	$(657,008)	$16,116,095
Series B (Large Cap Value Series)	205,490,905	68,431,312	(4,591,121)	63,840,191
Series D (World Equity Income Series)	144,859,843	17,203,065	(1,466,616)	15,736,449
Series E (Total Return Bond Series)	129,950,075	3,638,701	(4,013,631)	(374,930)
Series F (Floating Rate Strategies Series)	52,222,068	261,525	(383,428)	(121,903)
Series J (StylePlus—Mid Growth Series)	184,592,321	12,424,448	(879,135)	11,545,313
Series N (Managed Asset Allocation Series)	40,580,791	10,713,608	(247,913)	10,465,695
Series O (All Cap Value Series)	102,972,011	32,748,959	(3,087,949)	29,661,010
Series P (High Yield Series)	88,683,721	2,460,386	(4,577,346)	(2,116,960)
Series Q (Small Cap Value Series)	86,218,736	18,495,902	(6,087,925)	12,407,977
Series V (Mid Cap Value Series)	202,309,148	51,009,921	(11,079,022)	39,930,899
Series X (StylePlus—Small Growth Series)	38,886,213	1,914,891	(283,768)	1,631,123
Series Y (StylePlus—Large Growth Series)	46,825,203	3,909,983	(116,897)	3,793,086
Series Z (Alpha Opportunity Series)	12,308,684	1,315,700	(1,253,106)	62,594

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 – Securities Transactions

For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$121,271,884	$98,759,949
Series B (Large Cap Value Series)	69,470,468	90,149,734
Series D (World Equity Income Series)	177,495,078	193,190,042
Series E (Total Return Bond Series)	76,229,717	76,602,375
Series F (Floating Rate Strategies Series)	31,252,541	27,802,908
Series J (StylePlus—Mid Growth Series)	97,656,651	84,100,934
Series N (Managed Asset Allocation Series)	420,157	6,539,913
Series O (All Cap Value Series)	41,490,254	52,143,183
Series P (High Yield Series)	73,868,421	86,366,042
Series Q (Small Cap Value Series)	31,770,022	43,354,090
Series V (Mid Cap Value Series)	127,149,479	160,117,417
Series X (StylePlus—Small Growth Series)	20,482,519	17,657,190
Series Y (StylePlus—Large Growth Series)	26,407,203	18,207,152
Series Z (Alpha Opportunity Series)	24,062,276	23,844,785

For the year ended December 31, 2017, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$16,339,272	$16,738,365

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2017, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$198,840	$799,839	$30,795
Series P (High Yield Series)	3,110,594	2,132,875	87,729

Note 8 – Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2017. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of December 31, 2017, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series F (Floating Rate Strategies Series)
	Engineered Machinery Holdings, Inc.	07/19/24	$12,611	$—	*
	Itron, Inc.	03/17/18	100,000	—	*
			$112,611	$—	*
Series P (High Yield Series)
	Acosta, Inc.	09/26/19	$466,667	$21,628
	Advantage Sales & Marketing LLC	07/25/19	900,000	36,260
	Arby's Restaurant Group, Inc.	06/04/18	1,025,000	—	*
	BBB Industries, LLC	11/04/19	775,000	39,275
	Epicor Software	06/01/20	600,000	36,036
	ICSH Parent, Inc.	04/29/24	18,739	—	*
	Itron, Inc.	03/17/18	300,000	—	*
	Signode Industrial Group US, Inc.	05/01/19	1,600,000	53,296
			$5,573,406	$186,495

*	Security has a market value of $0.

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board.

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)	ACC Group Housing LLC
	6.35% due 07/15/54	06/03/14	$250,000	$301,208
	Atlantic Marine Corporations Communities LLC
	5.43% due 12/01/50	07/25/14	316,998	333,821
	Copper River CLO Ltd.
	2007-1A, due 01/20/21	05/09/14	320,060	66,422
	GMAC Commercial Mortgage Asset Corp 2007-HCKM
	6.11% due 08/10/52	10/07/16	1,117,304	1,096,994
	Northern Group Housing LLC
	6.80% due 08/15/53	07/25/13	600,000	749,121
	Pacific Northwest Communities LLC
	5.91% due 06/15/50	05/22/14	400,000	438,184
	Turbine Engines Securitization Ltd. 2013-1A
	5.13% due 12/13/48	11/27/13	620,162	626,430
	Woodbourne Capital Trust I 3.28%
	(1 Month USD LIBOR + 2.50%)	01/20/06	301,449	229,145
	Woodbourne Capital Trust II 3.29%
	(1 Month USD LIBOR + 2.50%)	01/20/06	301,449	229,145
	Woodbourne Capital Trust III 3.29%
	(1 Month USD LIBOR + 2.50%)	01/20/06	301,449	229,145
	Woodbourne Capital Trust IV 3.29%
	(1 Month USD LIBOR + 2.50%)	01/20/06	301,449	229,145
			$4,830,320	$4,528,760

Series P (High Yield Series)	Schahin II Finance Co. SPV Ltd.
	5.88% due 09/25/22	03/12/15	$111,437	$19,111

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Line of Credit

The Trust, with the exception of certain affiliated funds, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed, with an increased commitment amount to $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate 1.33% at December 31, 2017, plus 1/2 of 1%. The Funds paid upfront costs of $982,952 to renew the line of credit.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2017.

The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” and the effect on the expense ratio is included in the Financial Highlights.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the year ended December 31, 2017.

Note 11 – Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2017.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2017 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

Note 12 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2017 the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2017		Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	141	$—	*	$6,180,495	0.79%
Series P (High Yield Series)	365	8,226,900		11,601,478	1.88%

*	As of December 31, 2017, Series E (Total Return Bond Series) did not have any open reverse repurchase agreements.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series P (High Yield Series)	Reverse repurchase agreements	$8,226,900	$—	$8,226,900	$(8,226,900)	$—	$—

As of December 31, 2017, there was $8,165,391 in reverse repurchase agreements outstanding, exclusive of accrued interest. As of December 31, 2017, Series P (High Yield Series) had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rate	Maturity Dates	Face Value
Barclays	(0.25)% - (0.1)%	Open Maturity	$765,938
Bank of America	1.55% - 1.95%	Open Maturity	1,467,783
Royal Bank of Canada	2.00% - 2.20%	01/26/18	1,503,000
Societe Generale	2.25%	04/12/18	4,428,670
			$8,165,391

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Overnight and Continuous	Up to 30 days	Greater than 90 days	Total
Series P (High Yield Series)
Corporate Bonds	$2,233,117	$1,503,532	$4,486,251	$8,226,900
Gross amount of recognized liabilities for reverse repurchase agreements	$2,233,117	$1,503,532	$4,486,251	$8,226,900

Note 13 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

178 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus – Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

SBL Fund may be a putative member of the proposed defendant classes in Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust Action”) and Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaints seek to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Litigation Trust Action alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer. Reichman alleges claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer.

On April 7, 2014, the plaintiff filed a Second Amended Complaint in the Litigation Trust Action and an Amended Complaint in Reichman. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust Action”), is pending as well. Like Reichman, the Creditor Trust Action alleges claims against the former Lyondell shareholders under state law for both constructive fraudulent transfer and intentional fraudulent transfer.

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NOTES TO FINANCIAL STATEMENTS (concluded)

On May 8, 2014, the plaintiff in the Litigation Trust Action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the intentional fraudulent transfer claims in the Creditor Trust Action, the Litigation Trust Action, and in Reichman, but denied the motion to dismiss the constructive fraudulent transfer claims in the Creditor Trust Action and in Reichman. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.

On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust Action and remanded to the Bankruptcy Court for further proceedings. The District Court found that the fraudulent intent that mattered was that of Lyondell’s CEO, not its board, because the CEO’s intent could be imputed to Lyondell under Delaware law agency principles. The District Court did note, however, that plaintiff faces a high standard for proving “actual intent” to harm creditors, and that it remains to be seen whether plaintiff will be able to make this showing. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. On April 21, 2017, the Bankruptcy Court issued an Opinion and Order After Trial in a related Lyondell litigation (the “Blavatnik Action”) rejecting claims for intentional fraudulent transfer and constructive fraudulent transfer in connection with the 2007 LBO. Based on this related ruling in the Blavatnik Action, the shareholder defendants filed a motion to dismiss the Litigation Trust Action on the grounds of collateral estoppel on May 30, 2017. Although the Bankruptcy Court had not yet ruled on the motion to dismiss, on August 15, 2017, the plaintiff in the Litigation Trust action filed a notice of dismissal of all claims against the defendants who joined the motion to dismiss. On August 18, 2017, the Litigation Trust plaintiff also withdrew his request for class certification of a defendant class in the Litigation Trust action. On September 5, 2017, the Court entered an order dismissing the Litigation Trust action with prejudice. The Court’s order dismissed the action as to all defendants as well as to unnamed members of the putative defendant class.

On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust Action and Reichman in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune SLCFC actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. On May 30, 2017, the shareholder defendants filed a motion to remand the proceedings in the Creditor Trust and Reichman Actions to the Bankruptcy Court, for consideration of the collateral estoppel ground for dismissal raised by the Bankruptcy Court’s ruling in the Blavatnik Action. On August 18, 2017, the plaintiff in the Creditor Trust action filed a notice of dismissal of claims brought against defendants who had not answered the Third Amended Complaint. The same day, the plaintiff in the Reichman action filed a notice of dismissal of all claims against named defendants who had not filed an answer and withdrew his request for class certification of a defendant class. On September 5, 2017, the Court entered an order dismissing the Creditor Trust and Reichman actions with prejudice. The Court’s order dismissed the actions as to all defendants as well as to unnamed members of the putative defendant class in the Reichman action.

As a result of the dismissals above, there are no longer claims pending against Guggenheim Variable Funds Trust f/k/a SBL Fund related to the Lyondell merger.

These lawsuits do not allege any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800.

180 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the Trust) (comprising Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2017, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2017, the results of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Guggenheim Variable Funds Trust	Statement of operations	Statement of cash flows	Statement of changes in net assets	Financial highlights
Series A (StylePlus—Large Core Series)
Series B (Large Cap Value Series)
Series D (World Equity Income Series)
Series E (Total Return Bond Series)
Series J (StylePlus—Mid Growth Series)
Series N (Managed Asset Allocation Series)
Series O (All Cap Value Series)
Series Q (Small Cap Value Series)
Series V (Mid Cap Value Series)
Series X (StylePlus—Small Growth Series)
Series Y (StylePlus—Large Growth Series)
Series Z (Alpha Opportunity Series)
	For the year ended December 31, 2017	Not applicable	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
Series P (High Yield Series)	For the year ended December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
Series F (Floating Rate Strategies Series)	For the year ended December 31, 2017	Not applicable	For each of the two years in the period ended December 31, 2017	For each of the four years in the period ended December 31, 2017 and the period from April 24, 2013 (commencement of operations) through December 31, 2013

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 181

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, paying agents, and brokers or by other appropriate auditing procedures where replies from paying agents or brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2018

182 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.

Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2017, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	16.83%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	61.75%
Series E (Total Return Bond Series)	0.31%
Series F (Floating Rate Strategies Series)	0.00%
Series J (StylePlus—Mid Growth Series)	18.87%
Series N (Managed Asset Allocation Series)	48.04%
Series O (All Cap Value Series)	87.13%
Series P (High Yield Series)	1.17%
Series Q (Small Cap Value Series)	65.87%
Series V (Mid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	18.89%
Series Y (StylePlus—Large Growth Series)	28.15%
Series Z (Alpha Opportunity Series)	0.00%

With respect to the taxable year ended December 31, 2017, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$804,993	$1,511,380
Series B (Large Cap Value Series)	7,443,276	1,756,576
Series D (World Equity Income Series)	—	—
Series E (Total Return Bond Series)	—	—
Series F (Floating Rate Strategies Series)	—	—
Series J (StylePlus—Mid Growth Series)	—	720,049
Series N (Managed Asset Allocation Series)	660,699	573,987
Series O (All Cap Value Series)	7,614,247	1,745,769
Series P (High Yield Series)	—	—
Series Q (Small Cap Value Series)	1,909,181	1,293,726
Series V (Mid Cap Value Series)	3,974,080	3,354,283
Series X (StylePlus—Small Growth Series)	—	231,598
Series Y (StylePlus—Large Growth Series)	—	592,013
Series Z (Alpha Opportunity Series)	—	54,166

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OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Board Considerations Regarding Approval of Amendments to Investment Advisory Agreements

GUGGENHEIM FUNDS TRUST

Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Total Return Bond Fund

GUGGENHEIM VARIABLE FUNDS TRUST

Series E (Total Return Bond Series)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”),1 serves as investment adviser to Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”), a series of Guggenheim Funds Trust (“GFT”), and to Series E (Total Return Bond Series) (“Series E”), a series of Guggenheim Variable Funds Trust (“GVFT” and together with GFT, the “Trusts”). GPIM2 serves as investment adviser for certain series of GFT, including Guggenheim Limited Duration Fund (“Limited Duration Fund”) and Guggenheim Total Return Bond Fund (“Total Return Bond Fund” and collectively with Investment Grade Bond Fund, Series E and Limited Duration Fund, the “Funds” or each, a “Fund”).

On November 14, 2017, the members of the Boards of Trustees of the Trusts (together, the “Board,” with the members of the Board referred to individually as the “Trustees”) who are not “interested person[s],” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts (collectively the “Independent Trustees”) met independently of management to consider proposed amendments to the investment advisory agreements between (i) Security Investors and GFT, with respect to Investment Grade Bond Fund, (ii) Security Investors and GVFT, with respect to Series E, and (iii) GPIM and GFT, with respect to each of Limited Duration Fund and Total Return Bond Fund (collectively, the “Amendments” and the investment advisory agreements, the “Agreements”), in order to reduce the advisory fee for each Fund to 0.39% and eliminate the advisory fee breakpoint for Investment Grade Bond Fund, Total Return Bond Fund and Series E. In connection with the proposed Amendments, the Advisers also requested Board approval of amended and restated expense limitation agreements between the Trusts and the applicable Adviser for certain share classes of each Fund, other than for Series E (the “Expense Cap Proposals”).

As part of their review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed certain written materials received from Guggenheim and, during management’s presentation at the November Board meeting, asked questions concerning the Amendments as they deemed necessary. The Independent Trustees also took into account materials received in response to the Board’s initial and supplemental requests for information regarding the Advisers (the “Previously Provided 15(c) Materials”) provided in connection with the Board’s 2017 annual contract review process (“Contract Review”). The Board considered the foregoing information, including the Previously Provided 15(c) Materials, in the context of its accumulated experience in governing each of the Trusts and weighed the factors and standards discussed with independent legal counsel in connection with Contract Review.

Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Board concluded that it was in the best interest of each of the Funds to approve the Amendments.

Nature, Extent and Quality of Services. With respect to the services expected to be provided under the Amendments, the Independent Trustees considered their evaluation during Contract Review of the nature, extent and quality of services provided by each Adviser, including, among other things, the Trustees’ assessment of the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance oversight, as well as the supervisors and reporting lines for such personnel. Importantly, the Independent Trustees took into account the Advisers’ representation that the reduced advisory fees will not result in any decrease in the nature, quality, and extent of services provided to the Funds under the Agreements. The Independent Trustees also noted their conclusion in connection with Contract Review that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Agreement with respect to the Funds. Based on the foregoing, the Independent Trustees determined that the nature, quality and extent of the services provided under the Agreements would not be affected by the Amendments.

[1]
Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes, GPIM, Security Investors and other affiliated investment management businesses of Guggenheim Partners.

[2]	GPIM and Security Investors are referred to together as the “Advisers” or individually, an “Adviser.”

THE GUGGENHEIM FUNDS ANNUAL REPORT | 185

OTHER INFORMATION (Unaudited)(concluded)

Investment Performance. The Independent Trustees considered their review of the investment returns of each of the Funds in connection with Contract Review, as provided in the Previously Provided 15(c) Materials, and considered their conclusions in connection with Contract Review that the performance of each Fund was acceptable. They also noted subsequent investment returns as included in the Board’s quarterly meeting materials.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Advisers from their Relationship with the Funds. The Independent Trustees reviewed data provided by Guggenheim regarding each Fund’s current and pro forma advisory fee and advisory fee rank, expense cap and expense cap rank, as of September 30, 2017, with expenses based on the Fund’s most recent fiscal year and peer rankings based on Morningstar categories. The Independent Trustees observed that the reduction in advisory fees under the proposed Amendments would improve the relative ranking of the advisory fee for each share class of each Fund with multiple classes and similarly improve the relative ranking for Series E. The Independent Trustees also noted the improvement in relative rankings in expense ratios at the expense cap levels for each share class of each Fund subject to the Expense Cap Proposals. The Independent Trustees considered that a reduction in advisory fees and, as applicable, lowering of expense caps, would lower costs to shareholders.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Independent Trustees took into account the review undertaken in connection with Contract Review and their conclusion in this regard that the profitability rates then presented were not unreasonable. The Independent Trustees also considered that they would have an opportunity to evaluate profitability again in connection with the 2018 contract review process.

Economies of Scale. The Independent Trustees considered their evaluation of economies of scale in connection with Contract Review, including their observation that Guggenheim believed it was appropriately sharing potential economies of scale and that costs continue to increase in many key areas without regard to asset levels. The Independent Trustees also considered that although advisory fee breakpoints are designed to reduce shareholder expenses as the Funds achieve sufficient economies of scale, the proposed advisory fee reductions immediately lower the advisory fee for each Fund to a greater extent than the eliminated breakpoints.

The Independent Trustees determined that, taking into account all relevant factors, the advisory fee for each Fund under the proposed Amendments was reasonable.

Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Independent Trustees determined that the Amendments are fair and reasonable and that approval of the Amendments is in the best interests of the Funds. On November 15, 2017, the Board, including all of the Independent Trustees, approved the Amendments and Expense Cap Proposals.

186 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	95	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	92	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee (Effective 5/24/17)	Since 2005	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	92	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	92	Former: GP Natural Resource Partners, LLC (2002-2017); Peabody Energy Company (2003-2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	97	Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	92
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	94	Former: Bennett Group of Funds (2011-2013).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	President, Chief Executive Officer and Chief Legal Officer	Since 2017 (President and Chief Executive Officer) Since 2014 (Chief Legal Officer)
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (CCO)	Since 2012
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since November 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Guggenheim Investments as used herein refers to Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC as well as the funds in the Guggenheim Funds complex (the “funds”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to personal information about you, we hold ourselves to high standards in its safekeeping and use. This means, most importantly, that we do not sell client or account information to anyone—whether you are a current or former Guggenheim Investments client.

The Information We Collect About You and How We Collect It

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Funds or one of the Guggenheim affiliated companies. “Nonpublic personal information” is personally identifiable information about you. For example it includes your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g. purchase and redemption history).

How We Share Your Personal Information

As a matter of policy, we do not disclose your nonpublic personal information to nonaffiliated third parties except as required or permitted by law. As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below.

To complete certain transactions or account changes that you direct, it may be necessary to provide your personal information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. In connection with servicing your accounts or to alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your personal information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally we will share personal information about you if we are compelled by law to do so, if you direct us to do so with your consent, or in other circumstances as permitted by law.

How We Safeguard Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Guggenheim Investments, access to such information is limited to those who need it to perform their jobs such as servicing your account, resolving problems or informing you of new products and services.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and December 31, 2016 were $325,827 and $343,750, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2017 and December 31, 2016 were $87,760 and $82,104, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2017 and December 31, 2016 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $87,760 and $149,677, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 9, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 9, 2018

*	Print the name and title of each signing officer under his or her signature.